BOND FUNDS     MULTI-ASSET FUND     STOCK FUNDS

(LOGO)
MasonStreet
FUNDS/R

ANNUAL REPORT
MARCH 31, 2002

This report is submitted for the general information of shareholders of Mason Street Funds(R). It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

LETTER TO SHAREHOLDERS                                            April 15, 2002


(PHOTO)



The twelve-month period ended March 31, 2002 has been a difficult time. A year ago, many observers sensed that we were near the end of a record economic expansion, but there was considerable uncertainty as to the likely course of the economy; it was later confirmed that a recession officially began in March 2001. The Federal Reserve responded to mounting signs of economic weakness with an unprecedented series of interest rate cuts.

In the early months of 2001, the stock market, traditionally a leading indicator, continued a downward trend. The remainder of the year was characterized mainly by the pattern of market volatility established in the last few years. A sharp drop after the terrorist attacks in September was followed by an encouraging rally in the fourth quarter. In the first quarter of 2002, the stock market has been volatile with no pronounced trend. Generally positive economic news has been balanced by investor uneasiness caused, in part, by the doubts about the reliability of financial reports created by Enron's collapse.

At the end of March 2002, both the S&P 500(R) Index and the Nasdaq indices were quite close to the levels of a year earlier, and about halfway between their highs and lows for the last twelve months. In general, bonds performed better than stocks over the twelve months ended March 31, 2002: total return from the Merrill Lynch Domestic Master Index was 5.2%, versus 0.2% for the S&P 500(R) Index.

The current environment is difficult but not unprecedented. The U.S. economy has experienced nine recessions since World War II, and each has been followed by a period of economic growth. Recent economic news indicates that the recession, which appears to have been relatively mild, has ended.

The stock market tends to move in concert with the economy, and periods of strength and weakness are inevitable. Although equities as a whole have a lengthy record of positive long-term returns, there will be intermittent periods of negative return. While experience suggests that it is reasonable to expect positive returns from stocks over the long term, we have always considered it unlikely that the 20%-plus returns of the late 1990s could be maintained.

The challenging equity markets of the last two years reinforce the importance of diversification among types of investments and within each type of investment. The broad diversification of each of the Mason Street Funds(R) helps investors avoid some of the risk inherent in holding individual securities. Including different types of equity funds - for example, growth and value; large and small capitalization; domestic and international - provides valuable balance and insulation from weakness in particular market segments. Relatively strong bond returns over the last two years provide evidence of the value of including bond funds in your personal portfolio of investments.

We are convinced that professional management, broad diversification and a long-term outlook are the keys to responsible, productive investing. Investors in the Mason Street Funds(R) participate in the markets with these important advantages. The individuals who manage these Funds are seasoned professionals with many years of experience, people who have learned to manage through good and bad markets. Many are the same individuals who manage the corporate assets of Northwestern Mutual in a manner that helps maintain Northwestern Mutual's financial strength.

We also wanted to update you on one other change affecting the Funds. Effective January 1, 2002, Northwestern Mutual Investment Services, LLC ("NMIS"), the investment advisor to the Mason Street Funds(R), transferred all of their investment advisory contracts with third parties to Mason Street Advisors, LLC ("MSA"). Like NMIS, MSA is a limited liability company of which Northwestern Mutual is the sole member. MSA's employees include all of the individuals who, prior to January 1, 2002, had been responsible for giving investment advice to the Funds. As a result of this transfer, there will be no change in the terms of the investment advisory agreement with the Funds, and no change in the personnel responsible for managing the assets of the Funds. MSA has all of the necessary advisory resources, including advisory personnel and arrangements for facilities, equipment, and administrative and back office support, that they need to continue to provide the investment advisory services under the investment advisory agreement with the Funds.

All of us at Northwestern Mutual are committed to helping our clients plan and manage for a secure financial future. Your Registered Representative is your link to the many resources of our organization, and he or she is well prepared to help you meet your financial goals.

Mason Street Funds(R)

/S/Mark G. Doll

MARK G. DOLL

President
Mason Street Advisors, LLC

                     M A S O N   S T R E E T   F U N D S


TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                   3
-----------------------------------------------------------------------
OVERVIEW AND OUTLOOK                                                  4
-----------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                           6
-----------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                          9
-----------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                            12
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INDEX 400 STOCK FUND                                                 16
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GROWTH STOCK FUND                                                    22
-----------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                         26
-----------------------------------------------------------------------
INDEX 500 STOCK FUND                                                 30
-----------------------------------------------------------------------
ASSET ALLOCATION FUND                                                37
-----------------------------------------------------------------------
HIGH YIELD BOND FUND                                                 49
-----------------------------------------------------------------------
MUNICIPAL BOND FUND                                                  55
-----------------------------------------------------------------------
SELECT BOND FUND                                                     60
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FINANCIAL STATEMENTS                                                 66
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                       110
-----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                                   117
-----------------------------------------------------------------------
DIRECTORS AND OFFICERS                                              118
-----------------------------------------------------------------------

                                                                  MARCH 31, 2002

PERFORMANCE SUMMARY

For the Periods Ended March 31, 2002
CLASS A - WITHOUT INITIAL SALES CHARGE


                       Small                                  Growth
                        Cap  Aggressive Inter-  Index           and   Index             High
                       Growth  Growth national  400   Growth  Income   500     Asset   Yield Municipal Select
Total Return(1)         Stock  Stock   Equity  Stock  Stock    Stock  Stock Allocation  Bond    Bond    Bond
(as of 3/31/2002)      Fund(2)  Fund    Fund  Fund(2)  Fund    Fund    Fund    Fund     Fund    Fund    Fund
------------------------------------------------------------------------------------------------------------
One Year               15.25%    2.54%  -1.65% 18.65%  -1.23%  -1.37%  -0.55%   2.12%  -0.08%   4.26%  5.76%
------------------------------------------------------------------------------------------------------------
Three Year Cumulative     N/A   37.81%   3.14%    N/A   0.89% -13.65%  -9.11%  24.04%   4.47%  15.97% 22.55%
------------------------------------------------------------------------------------------------------------
Three Year Annualized     N/A   11.28%   1.04%    N/A   0.29%  -4.77%  -3.13%   7.45%   1.47%   5.06%  7.01%
------------------------------------------------------------------------------------------------------------
Five Year Cumulative      N/A  100.99%   1.71%    N/A  73.25%  36.12%  56.79%  69.62%  18.34%  37.89% 43.70%
------------------------------------------------------------------------------------------------------------
Five Year Annualized      N/A   14.98%   0.34%    N/A  11.62%   6.36%   9.41%  11.15%   3.42%   6.64%  7.52%
------------------------------------------------------------------------------------------------------------
Since Inception(5)     65.44%  100.99%   1.71% 31.34%  73.25%  36.12%  56.79%  69.62%  18.34%  37.89% 43.70%
------------------------------------------------------------------------------------------------------------
  Annualized           20.33%   14.98%   0.34% 10.54%  11.62%   6.36%   9.41%  11.15%   3.42%   6.64%  7.52%
------------------------------------------------------------------------------------------------------------

CLASS A(3) - WITH INITIAL SALES CHARGE
                       Small                                  Growth
                        Cap  Aggressive Inter-                  and   Index             High
                       Growth  Growth national  400   Growth  Income   500     Asset   Yield Municipal Select
Total Return(1)         Stock  Stock   Equity  Stock  Stock    Stock  Stock Allocation  Bond    Bond    Bond
(as of 3/31/2002)      Fund(2)  Fund    Fund  Fund(2)  Fund    Fund    Fund    Fund     Fund    Fund    Fund
------------------------------------------------------------------------------------------------------------
One Year                9.76%   -2.31%  -6.29% 13.02%  -5.94%  -6.04%  -5.25%  -2.74%  -4.78%  -0.66%  0.76%
------------------------------------------------------------------------------------------------------------
Three Year Cumulative     N/A   31.31%  -1.72%    N/A  -3.90% -17.77% -13.44%  18.18%  -0.52%  10.46% 16.74%
------------------------------------------------------------------------------------------------------------
Three Year Annualized     N/A    9.50%  -0.58%    N/A  -1.32%  -6.31%  -4.70%   5.72%  -0.17%   3.37%  5.30%
------------------------------------------------------------------------------------------------------------
Five Year Cumulative      N/A   91.42%  -3.13%    N/A  65.00%  29.64%  49.32%  61.54%  12.70%  31.32% 36.86%
------------------------------------------------------------------------------------------------------------
Five Year Annualized      N/A   13.87%  -0.63%    N/A  10.53%   5.33%   8.35%  10.07%   2.42%   5.60%  6.48%
------------------------------------------------------------------------------------------------------------
Since Inception(5)     57.56%   91.42%  -3.13% 25.08%  65.00%  29.64%  49.32%  61.54%  12.70%  31.32% 36.86%
------------------------------------------------------------------------------------------------------------
  Annualized           18.19%   13.87%  -0.63%  8.57%  10.53%   5.33%   8.35%  10.07%   2.42%   5.60%  6.48%
------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE

                       Small                                  Growth
                        Cap  Aggressive Inter-  Index           and   Index             High
                       Growth  Growth national  400   Growth  Income   500     Asset   Yield Municipal Select
Total Return(1)         Stock  Stock   Equity  Stock  Stock    Stock  Stock Allocation  Bond    Bond    Bond
(as of 3/31/2002)      Fund(2)  Fund    Fund  Fund(2)  Fund    Fund    Fund    Fund     Fund    Fund    Fund
------------------------------------------------------------------------------------------------------------
One Year               14.42%   1.75%  -2.38% 17.88%  -1.88%  -2.00%  -1.20%   1.30%  -0.87%    3.58%  5.08%
------------------------------------------------------------------------------------------------------------
Three Year Cumulative     N/A  34.88%   1.14%    N/A  -1.06% -15.28% -10.75%  21.46%   2.41%   13.72% 20.20%
------------------------------------------------------------------------------------------------------------
Three Year Annualized     N/A  10.49%   0.38%    N/A  -0.36%  -5.38%  -3.72%   6.69%   0.80%    4.38%  6.32%
------------------------------------------------------------------------------------------------------------
Five Year Cumulative      N/A  94.28%  -1.47%    N/A  67.77%  31.85%  52.10%  64.03%  14.30%   33.36% 39.05%
------------------------------------------------------------------------------------------------------------
Five Year Annualized      N/A  14.20%  -0.29%    N/A  10.90%   5.69%   8.75%  10.40%   2.71%    5.93%  6.82%
------------------------------------------------------------------------------------------------------------
Since Inception(5)     62.74%  94.28%  -1.47% 29.28%  67.77%  31.85%  52.10%  64.03%  14.30%   33.36% 39.05%
------------------------------------------------------------------------------------------------------------
  Annualized           19.60%  14.20%  -0.29%  9.90%  10.90%   5.69%   8.75%  10.40%   2.71%    5.93%  6.82%
------------------------------------------------------------------------------------------------------------

CLASS B(4) - WITH CONTINGENT DEFERRED SALES CHARGE

                       Small                                  Growth
                        Cap  Aggressive Inter-  Index           and   Index             High
                       Growth  Growth national  400   Growth  Income   500     Asset   Yield Municipal Select
Total Return(1)         Stock  Stock   Equity  Stock  Stock    Stock  Stock Allocation  Bond    Bond    Bond
(as of 3/31/2002)      Fund(2)  Fund    Fund  Fund(2)  Fund    Fund    Fund    Fund     Fund    Fund    Fund
------------------------------------------------------------------------------------------------------------
One Year                9.42%   -2.92%  -7.26% 12.88%  -6.79%  -6.90%  -6.14%  -3.67%  -5.40%  -1.32%  0.18%
------------------------------------------------------------------------------------------------------------
Three Year Cumulative     N/A   32.11%  -1.72%    N/A  -3.65% -17.64% -13.28%  18.56%   0.09%  10.76% 17.24%
------------------------------------------------------------------------------------------------------------
Three Year Annualized     N/A    9.73%  -0.58%    N/A  -1.23%  -6.26%  -4.64%   5.84%   0.03%   3.46%  5.45%
------------------------------------------------------------------------------------------------------------
Five Year Cumulative      N/A   92.28%  -3.19%    N/A  65.77%  29.99%  50.10%  62.03%  12.95%  31.36% 37.15%
------------------------------------------------------------------------------------------------------------
Five Year Annualized      N/A   13.97%  -0.65%    N/A  10.64%   5.39%   8.46%  10.13%   2.46%   5.61%  6.52%
------------------------------------------------------------------------------------------------------------
Since Inception(5)     59.74%   92.28%  -3.19% 26.28%  65.77%  29.99%  50.10%  62.03%  12.95%  31.36% 37.15%
------------------------------------------------------------------------------------------------------------
  Annualized           18.79%   13.97%  -0.65%  8.96%  10.64%   5.39%   8.46%  10.13%   2.46%   5.61%  6.52%
------------------------------------------------------------------------------------------------------------

(1) Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(2) Inception date of 7/12/1999. Class B performance reflects a contingent deferred sales charge (CDSC) of 5% for One Year and 3% for Since Inception.

(3) Class A performance reflects the maximum sales charge of 4.75%.

(4) Class B performance reflects a contingent deferred sales charge
    (CDSC) of 5% for One Year, 3% for Three Year and 2% for Since Inception.

(5) The inception date of the Funds, except for those noted in Footnote (2), is 3/31/1997.

    N/A - Not Applicable

                     M A S O N   S T R E E T   F U N D S

OVERVIEW AND OUTLOOK



--------------
  THE ECONOMY
--------------

In March 2002, it appears that the U.S. economy may be at a turning point. Recent data suggests that both businesses and individuals are contributing to a surprisingly strong recovery from the recession that officially began a year ago. On the industrial side of the economy, manufacturing output is rising, and inventories have been drawn down. Consumers are doing their part with strong household spending, particularly for large-ticket items such as automobiles and houses. Productivity has held up unusually well in this recession, and it is likely to improve further as the recovery progresses. It now appears that the economic slowdown was both brief and mild, with only one quarter of negative real growth.

The Federal Reserve sees enough evidence of strength that they have left interest rates unchanged at their January 29, 2002 and March 19, 2002 meetings. Their recent statements about the future indicate a change in their previous view that economic weakness was the greatest risk in the outlook. Building signs of recovery suggest that the Fed might increase rates in the next few months. Such an action would change monetary policy to a more neutral stance, following a series of rate cuts designed to stimulate the economy.

Recent economic news suggests that the annualized real growth rate for the first quarter of 2002 could be 4% or even higher. For the full year, most economists are now expecting real growth in the range of 2.5% to 3%, with inflation of about 1.5%, according to the Business Outlook column published in the March 11 issue of Business Week.



ECONOMIC GROWTH AND INFLATION

Year            Real GDP                CPI-U
----            --------                -----
1970              0.2%                   5.8%
1971              3.3%                   4.3%
1972              5.4%                   3.3%
1973              5.8%                   6.2%
1974             -0.6%                  11.1%
1975             -0.4%                   9.1%
1976              5.6%                   5.7%
1977              4.6%                   6.5%
1978              5.5%                   7.6%
1979              3.2%                  11.3%
1980             -0.2%                  13.5%
1981              2.4%                  10.3%
1982             -2.0%                   6.1%
1983              4.3%                   3.2%
1984              7.3%                   4.3%
1985              3.8%                   3.5%
1986              3.4%                   1.9%
1987              3.4%                   3.7%
1988              4.2%                   4.1%
1989              3.5%                   4.8%
1990              1.8%                   5.4%
1991             -0.5%                   4.2%
1992              3.1%                   3.0%
1993              2.7%                   3.0%
1994              4.0%                   2.6%
1995              2.7%                   2.8%
1996              3.6%                   2.9%
1997              4.4%                   2.3%
1998              4.4%                   1.6%
1999              4.2%                   2.2%
2000              5.0%                   3.4%
2001              1.0%                   2.9%


Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.



-------------------
 THE EQUITY MARKET
-------------------

For the first time since the 1970s, the major market indices - the S&P 500(R) Index, the Dow Jones Industrial Average, and the Nasdaq Composite Index - all posted losses for the second consecutive calendar year in 2001. For the twelve-month period ended March 31, 2002, total return from the broad S&P 500(R) Index was 0.2%. The divergence between returns of large capitalization and small capitalization stocks during this period was notable: the Russell 2000 Index, which includes stocks of 2000 companies with average market capitalization of $530 million, provided a return of 14%.

No pronounced trend in the equity market emerged in the first quarter of 2002, despite signs that the economy is becoming stronger. If the incipient economic recovery leads to higher corporate earnings, we may begin to see positive earnings comparisons, and that should provide upward momentum to the market. On the other hand, based on historical experience, today's equity prices are not compellingly attractive relative to key financial measures such as earnings and book value.
Market history does offer some encouragement to investors in hope of a rebound in 2002. It has been 60 years since the major stock indices fell for three consecutive years; that was at the time when World War II was beginning just as economies were struggling to emerge from a depression. But changes in the nature of our economy and our world create new uncertainty that may make past experience a less useful guide to the future.

It appears that there has been a shift in market leadership from the 1990s, when performance was dominated by technology stocks with expanding sales and seemingly great promise, but little or no current earnings. Today's more cautious investors are placing greater emphasis on value and focusing increasingly on earnings, particularly on the quality and reliability of reported earnings.

                                                                  MARCH 31, 2002


ANNUAL TOTAL RETURNS FROM S&P 500(R) INDEX

Year           Return
----           ------
1970             4.0%
1971            14.3%
1972            19.0%
1973           -14.7%
1974           -26.5%
1975            37.2%
1976            23.8%
1977            -7.2%
1978             6.6%
1979            18.4%
1980            32.4%
1981            -4.9%
1982            21.4%
1983            22.5%
1984             6.3%
1985            32.2%
1986            18.5%
1987             5.2%
1988            16.8%
1989            31.5%
1990            -3.2%
1991            30.5%
1992             7.6%
1993            10.1%
1994             1.2%
1995            37.4%
1996            22.8%
1997            33.3%
1998            28.5%
1999            21.1%
2000            -9.1%
2001           -11.8%

Source: Standard & Poor's. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.

-----------------
 THE BOND MARKET
-----------------

For the twelve months ended March 31, 2002, bonds substantially outperformed stocks. Total return from the Merrill Lynch Domestic Master Index was 5.2%, versus 0.2% for the S&P 500(R) Index.

Within the bond market, the most pronounced trend over the last year was a dramatic steepening in the yield curve, which depicts the relationship between yields on short-term and long-term bonds. Short-term yields dropped significantly, in response to a series of interest rate cuts by the Federal Reserve, while yields on 30-year bonds rose more than 30 basis points over the 12-month period. The rise in yields was most pronounced between late October 2001 and March 2002, when yields on both short-term securities and long-term bonds increased over 100 basis points, or more than a percentage point. Such a pattern is typical during a period such as this, when the Fed is expected to no longer ease policy and an economic recovery is beginning.

Another important trend in the bond market was a tightening of interest rate spreads between U.S. Treasury bonds and corporate bonds. The result was that corporate and other bonds that carry a degree of default risk outperformed Treasury securities by a substantial margin, after underperforming for several years. Within the realm of corporate bonds, certain industry groups, particularly cyclicals such as paper and autos, performed quite well, while other industries, notably telecommunications and technology, were very weak. Mortgage bonds performed especially well because their shorter duration results in less loss of principal in a period of rising interest rates.


ANNUAL TOTAL RETURNS FROM MERRILL LYNCH DOMESTIC MASTER INDEX

Year           Return
----           ------
1976            14.8%
1977             3.0%
1978             6.2%
1979             2.1%
1980             3.0%
1981             5.4%
1982            30.9%
1983             8.0%
1984            15.2%
1985            22.4%
1986            14.2%
1987             2.4%
1988             8.0%
1989            14.2%
1990             9.1%
1991            15.9%
1992             7.6%
1993            10.0%
1994            -2.8%
1995            18.5%
1996             3.6%
1997             9.7%
1998             8.9%
1999            -1.0%
2000            11.7%
2001             8.3%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index is not available for purchase and cannot be invested in directly, and does not include sales charges.

                    M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

-------------------------------
  SMALL CAP GROWTH STOCK FUND
-------------------------------------------------------------------------------
  OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

  PORTFOLIO: Primarily common stocks of small-capitalization companies.

  STRATEGY: To locate and invest in companies with above-average potential for growth.

  NET ASSETS:  $17.5 million
-------------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies, with the range of market capitalization normally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time-to-time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

In recent months, stocks of small companies have performed substantially better than stocks of large companies, as is typical early in an economic recovery. For the 12 months ended March 2002, the Small Cap Growth Stock Fund provided total return of 15.25%, beating the Russell 2000 Index, which returned 13.98%, but less than its other benchmark, the S&P SmallCap 600 Index, which recorded total return of 21.97%. The major difference in returns between the two indices reflects differences in industry mix between the two indices and the fact that the Russell 2000 Index includes more stocks of non-earning companies, at a time when investors were placing considerable focus on earnings.

Within the small-cap category, as in the broader market, value stocks generally performed better than growth stocks. Wary investors have favored high-quality names that benefit from continued strength in consumer spending or have potential to increase revenue and earnings as economic growth resumes. The technology stocks that dominated small-cap performance several years ago have already experienced such severe price drops that they had little impact in the last 12 months.

Strong performers in the Small Cap Growth Stock Fund included Getty Images, which sells digital photographs; and specialty retailers such as Fred's, Coach Leatherware, Lithia Motors, and Aaron Rents. The Fund's technology holdings are concentrated in strong companies such as Advent Software, CACI International, and BARRA, Inc., and these stocks have done well. Also strong were education holdings such as ITT Educational Services and Renaissance Learning. In a generally weak healthcare sector, Patterson Dental and Accredo Health performed well.

In anticipation of an economic recovery, participation in economically sensitive sectors such as transportation, packaging and leisure has been increased. These holdings include Airgas, P.A.M. Transportation Services, and Orient-Express Hotels. Other holdings that should benefit from increased business spending are DiamondCluster International, an information technology consulting firm, and Fair Isaac, which provides credit reports.

SECTOR ALLOCATION
3/31/02

Information
Technology
------------
25%

Healthcare
------------
18%

Consumer Discretionary
----------------------
                   16%

     Industrials/
Business Services
-----------------
              13%

Short-term Investments and Other Assets, net
--------------------------------------------
                                          9%

Russell 2000 Futures
--------------------
                  7%

 Materials
----------
        4%

Financials
----------
        4%

Energy
------
4%

Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/02

Company                        % Net Assets
-------------------------------------------

Advent Software, Inc.                  3.9%
O'Reilly Automotive, Inc.              3.6%
Lincare Holdings, Inc.                 3.5%
UTStarcom, Inc.                        2.8%
Patterson Dental Company               2.4%
Varian, Inc.                           2.3%
The Corporate Executive Board Company  2.3%
Investors Financial Services Corp.     2.1%
Province Healthcare Company - Class B  2.0%
C.H. Robinson Worldwide, Inc.          2.0%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  MARCH 31, 2002


PERFORMANCE RELATIVE TO RELEVANT INDICES
                                         SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B        S&P 600        RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     SMALLCAP         2000
           CLASS A        CLASS B         VALUE          INDEX         INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095                        11,185        11,839
9/30/00     18,280         19,053                        11,670        12,422
3/31/01     13,672         14,223                        11,041        10,812
9/30/01     12,565         13,019                        10,432         9,798
3/31/02     15,756         16,074        19,228          13,467        12,337

Time period 7/12/99 through 3/31/02.

TOTAL RETURN                                        Average
                                                     Annual
                                           One       Since
For the periods ended March 31, 2002       Year    Inception*
-------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)  15.25%     20.33%
-------------------------------------------------------------
S&P SmallCap 600 Index                    21.97%     11.56%
-------------------------------------------------------------
Russell 2000 Index                        13.98%      8.02%
-------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The Small Cap Growth Stock Fund's investment in Initial Public Offerings
(IPOs) had a significant impact on its performance since inception. There can be no assurance that IPOs will continue to have a positive affect on the Portfolio's performance.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2002, the 600 companies in the composite had a median market capitalization of $575.4 million and total market value of $399.2 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 10,925 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $4.6 billion; the median market capitalization was $732 million. Market capitalization of companies in the Index ranged from $487 billion to $147 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the Index had a total market capitalization of approximately $1.4 billion.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------
 COMMON STOCK (85.5%)
 CONSUMER DISCRETIONARY (16.3%)
 Aaron Rents, Inc.                               1,400       $31,990
*AnnTaylor Stores Corporation                    3,500       151,270
*Catalina Marketing Corporation                  4,900       178,850
*Coach, Inc.                                     3,200       162,272
 Fred's, Inc.                                    4,650       167,400
*Getty Images, Inc.                              4,900       146,804
*The Gymboree Corporation                       16,500       243,375
*Lithia Motors, Inc.                             1,800        44,460
*O'Reilly Automotive, Inc.                      20,000       631,400
*Orient-Express Hotels, Ltd. - Class A          10,100       207,050
*Palm Harbor Homes, Inc.                         2,800        58,240
*Peet's Coffee & Tea, Inc.                       9,200       118,864
 Polaris Industries, Inc.                        2,000       127,400
 The Talbots, Inc.                               1,800        63,720
*Tommy Hilfiger Corporation                     15,700       225,295
*Westwood One, Inc.                              7,900       302,965
--------------------------------------------------------------------
 TOTAL                                                     2,861,355
--------------------------------------------------------------------

 ENERGY (4.7%)
*Cal Dive International, Inc.                    8,000       199,200
*Energy Partners, Ltd.                          10,900        87,309
*Grant Prideco, Inc.                            10,900       149,112
*National-Oilwell, Inc.                          7,700       195,041
*Patterson-UTI Energy, Inc.                      6,500       193,310
--------------------------------------------------------------------
 TOTAL                                                       823,972
--------------------------------------------------------------------

 FINANCIALS (4.4%)
 Investors Financial Services Corp.              4,900       372,645
 Radian Group, Inc.                              4,500       220,860
 Waddell & Reed Financial, Inc. - Class A        5,900       179,832
--------------------------------------------------------------------
 TOTAL                                                       773,337
--------------------------------------------------------------------

 HEALTHCARE (17.9%)
*Accredo Health, Inc.                            3,200       183,264
*Amsurg Corporation                              2,300        62,583
*Apogent Technologies, Inc.                      6,600       162,888
*CIMA Labs, Inc.                                 3,100        82,615
 D & K Healthcare Resources, Inc.                3,800       228,076
*DaVita, Inc.                                   12,700       321,310
*Lincare Holdings, Inc.                         22,700       615,624
*Patterson Dental Company                        9,700       424,181
*Province Healthcare Company - Class B          11,000       349,470
*Renal Care Group, Inc.                          9,300       305,040
*Sybron Dental Specialties, Inc.                 3,533        71,013
*Taro Pharmaceutical Industries, Ltd.            2,700        76,545
*Triad Hospitals, Inc.                           5,400       185,652
*Ventana Medical Systems, Inc.                   3,200        64,800
--------------------------------------------------------------------
 TOTAL                                                     3,133,061
--------------------------------------------------------------------

                           SMALL CAP GROWTH STOCK FUND

                     M A S O N   S T R E E T   F U N D S

                           SMALL CAP GROWTH STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INDUSTRIALS (13.2%)
*Atlantic Coast Airlines Holdings, Inc.          4,400      $105,512
 C.H. Robinson Worldwide, Inc.                  10,300       346,080
*Charles River Associates Incorporated           6,400        96,320
*Cornell Companies, Inc.                         6,600        71,280
*The Corporate Executive
   Board Company                                10,700       401,367
*DiamondCluster International, Inc. -
   Class A                                       4,400        56,848
*Education Management Corporation                5,500       231,935
*Integrated Defense Technology, Inc.               300         8,325
*ITT Educational Services, Inc.                  2,200        99,000
*Knight Transportation, Inc.                     8,447       178,570
*MSC Industrial Direct Co., Inc. -
   Class A                                       5,400       123,660
*P.A.M. Transportation Services, Inc.            4,800       121,440
*Resources Connection, Inc.                      8,700       251,691
 SkyWest, Inc.                                   4,100       102,213
*Tetra Tech, Inc.                                7,800       111,462
--------------------------------------------------------------------
 TOTAL                                                     2,305,703
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY (24.7%)
*Advent Software, Inc.                          11,400       674,424
*Amphenol Corporation - Class A                  3,200       149,760
*Aspen Technology, Inc.                         10,100       231,290
*BARRA, Inc.                                     4,500       272,565
*CACI International                              1,900        66,709
*DDi Corp.                                      11,300        96,389
*EPIQ Systems, Inc.                              8,750       139,388
 Fair, Isaac and Company, Inc.                   1,700       107,763
*Forrester Research, Inc.                        6,400       122,240
*Inforte Corp.                                  10,500       123,585
*Micromuse, Inc.                                 4,500        39,420
*MKS Instruments, Inc.                           8,200       280,768
*Nassda Corporation                              5,200        79,040
*Plexus Corp.                                    9,000       212,400
*PRI Automation, Inc.                            8,800       205,119
*Renaissance Learning, Inc.                      7,700       251,790
*TESSCO Technologies Incorporated               11,900       180,880
*THQ, Inc.                                       3,500       171,850
*Universal Access Global Holdings, Inc.         10,800        16,308
*UTStarcom, Inc.                                18,900       495,747
*Varian, Inc.                                   10,800       409,752
--------------------------------------------------------------------
 TOTAL                                                     4,327,187
--------------------------------------------------------------------


                                            Shares/Par  Market Value
--------------------------------------------------------------------
 MATERIALS (4.3%)
*Airgas, Inc.                                   12,100      $243,210
 Cambrex Corporation                             3,300       138,930
 Minerals Technologies, Inc.                     3,400       178,398
*Silgan Holdings, Inc.                           5,900       197,237
--------------------------------------------------------------------
 TOTAL                                                       757,775
--------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $13,071,496)                                     14,982,390
--------------------------------------------------------------------
 MONEY MARKET INVESTMENTS (17.1%)
 FEDERAL GOVERNMENT & AGENCIES (1.1%)
+Federal Home Loan Discount Note,
    1.74%, 5/16/02                             200,000       199,565
--------------------------------------------------------------------

 FINANCE LESSORS (1.7%)
 Variable Funding Capital,
    1.90%, 4/1/02                              300,000       300,000
--------------------------------------------------------------------

PERSONAL CREDIT INSTITUTIONS (14.3%)
+Salomon Smith Barney Holdings,
    1.81%, 4/19/02                           2,500,000     2,497,738
--------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $2,997,303)                                       2,997,303
--------------------------------------------------------------------
 TOTAL INVESTMENTS (102.6%)
   (COST $16,068,799)^                                    17,979,693
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-2.6%)                    (457,988)
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                              $ 17,521,705
--------------------------------------------------------------------

*Non-Income Producing

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                            Unrealized
                                 Number of   Expiration    Appreciation
 Issuer                          Contracts       Date     (Depreciation)
-----------------------------------------------------------------------
 Russell 2000 Index Futures
    (Total notional value at
       3/31/02, $1,243,375)          5           6/02         $25,375

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $16,182,049 and the net unrealized appreciation of investments based on that cost was $1,797,644 which is comprised of $2,793,921 aggregate gross unrealized appreciation and $996,277 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2002
-------------------------------
  AGGRESSIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------
  OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

  PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

  STRATEGY: To identify and invest in companies with above-average potential for growth.

  NET ASSETS:  $76.4 million

--------------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time-to-time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Aggressive Growth Stock Fund underperformed its major benchmark, the broadly diversified S&P MidCap 400 Index for the 12 months ended March 31, 2002. The Fund's return was less than that of the Index because of differences in industry mix: the Fund was overweighted relative to the Index in healthcare and technology, which did not perform well, and underweighted in basic materials and industrial companies, which were among the better performing sectors. During this period, mid-cap stocks as a group have performed better than large-cap stocks (as represented by the S&P 500(R) Index), but not as well as small-cap stocks, which have been the strongest sector of the market. Small-cap stocks have traditionally led market performance at the beginning of an economic recovery.

Strong performers in the Fund included Getty Images, which sells digital photographs; and retailers such as Dollar Tree and Kohl's. Performance of technology stocks, which represent 21% of the Fund, has varied widely: Microchip Technology, Credence Systems and PRI Automation have done quite well, while Sanmina, Verisign and PerkinElmer have been weak. Apollo Group, in the education sector, has been strong, while healthcare holdings have been disappointing.

The Fund has benefited from substantial positions in several companies that provide business services such as Robert Half and Paychex, Inc. These stocks and media-related holdings such as Hispanic Broadcasting and Entercom Communications should benefit from a strengthening economy.

SECTOR ALLOCATION
3/31/02

Industrials
-----------
24%

Information
Technology
------------
21%

Consumer Discretionary
----------------------
                   15%

Healthcare
----------
       13%

Financials
----------
        8%

Short-term Investments
 and Other Assets, net
----------------------
                    6%

Energy
------
    6%

Materials
---------
3%

S&P MidCap
400 Index Futures
-----------------
4%

Sector Allocation is based on net assets.
TOP 10 EQUITY HOLDINGS
3/31/02

Company                          % Net Assets
---------------------------------------------

Fiserv, Inc.                           3.3%
Radian Group, Inc.                     2.9%
Investors Financial Services Corp.     2.7%
Patterson Dental Company               2.6%
The Corporate Executive Board Company  2.6%
Kohl's Corporation                     2.4%
Lincare Holdings, Inc.                 2.2%
Concord EFS, Inc.                      2.1%
Old Republic International Corporation 1.8%
AdvancePCS                             1.8%

Sector Allocation and Top 10 Equity Holdings are subject to change.


                          AGGRESSIVE GROWTH STOCK FUND

                     M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B            S&P
             STOCK FUND        STOCK FUND        REDEMPTION       MIDCAP 400
              CLASS A           CLASS B            VALUE            INDEX
-----------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000
9/30/97        13,152            13,770                             13,313
3/31/98        14,436            15,059                             14,903
9/30/98        11,329            11,783                             12,475
3/31/99        13,890            14,404                             14,969
9/30/99        16,470            17,024                             15,650
3/31/00        26,047            26,810                             20,669
9/30/00        27,706            28,417                             22,414
3/31/01        18,668            19,094                             19,230
9/30/01        16,201            16,521                             18,157
3/31/02        19,144            19,072            19,228           22,863

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                           One        Five
For the periods ended March 31, 2002       Year       Year*
------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)   2.54%     14.98%
------------------------------------------------------------
S&P MidCap 400 Index                      18.89%     17.97%
------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The since inception return for the Aggressive Growth Stock Fund coincides with a period of accelerated growth in the small-cap and mid-cap sectors of the stock market. There can be no assurance that this accelerated growth will continue to have a positive effect on the Fund's performance in the future.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2002, the 400 companies in the composite had a median market capitalization of $1.9 billion and a total market value of $886.7 billion. The MidCap 400 represents approximately 6.0% of the market value of Compustat's database of about 10,925 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 3/31/02

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 COMMON STOCK (92.0%)
 CONSUMER DISCRETIONARY (15.0%)
*Abercrombie & Fitch Co. - Class A              21,800   $   671,440
*Catalina Marketing Corporation                 22,800       832,200
*CDW Computer Centers, Inc.                     10,000       503,400
*Dollar Tree Stores, Inc.                       33,050     1,084,371
*Entercom Communications Corp. -
    Class A                                     14,400       790,128
 Fairmont Hotels & Resorts, Inc.                 1,300        36,790
*Gentex Corporation                             19,600       580,748
*Getty Images, Inc.                             29,050       870,338
*Hispanic Broadcasting Corporation -
    Class A                                     24,750       720,720
*Jones Apparel Group, Inc.                      25,200       880,740
*Kohl's Corporation                             25,550     1,817,882
*Lamar Advertising Company - Class A            33,900     1,377,018
*The Neiman Marcus Group, Inc. -
    Class A                                      5,900       203,255
*O'Reilly Automotive, Inc.                      21,900       691,383
*PETCO Animal Supplies, Inc.                    15,300       360,927
--------------------------------------------------------------------
 TOTAL                                                    11,421,340
--------------------------------------------------------------------

 ENERGY (6.5%)
*BJ Services Company                            23,600       813,492
*Cooper Cameron Corporation                     14,100       720,651
 Dynegy, Inc. - Class A                         18,900       548,100
 GlobalSantaFe Corporation                      22,700       742,290
*Grant Prideco, Inc.                            35,600       487,008
*Nabors Industries, Inc.                        21,700       916,825
*Weatherford International, Inc.                15,450       735,884
--------------------------------------------------------------------
 TOTAL                                                     4,964,250
--------------------------------------------------------------------

 FINANCIALS (8.6%)
 Eaton Vance Corp.                               4,100       163,795
 Investors Financial Services Corp.             27,200     2,068,560
 Old Republic International Corporation         43,150     1,379,506
 Radian Group, Inc.                             44,756     2,196,624
 SouthTrust Corporation                         29,650       782,760
--------------------------------------------------------------------
 TOTAL                                                     6,591,245
--------------------------------------------------------------------

 HEALTHCARE (12.8%)
*AdvancePCS                                     45,800     1,378,122
*Apogent Technologies, Inc.                     29,500       728,060
 Biomet, Inc.                                   25,300       684,618
*Health Management Associates, Inc.             41,100       852,003
*King Pharmaceuticals, Inc.                     17,866       625,489
*Lincare Holdings, Inc.                         61,850     1,677,372
*MedImmune, Inc.                                26,300     1,034,379
*Patterson Dental Company                       44,850     1,961,290
*Province Healthcare Company                    25,850       821,255
--------------------------------------------------------------------
 TOTAL                                                     9,762,588
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INDUSTRIALS (23.8%)
* Apollo Group, Inc. - Class A                  18,800    $1,006,740
* ARAMARK Corporation - Class B                 11,400       300,960
* The BISYS Group, Inc.                         32,600     1,149,150
 Cintas Corporation                             19,500       972,270
*Concord EFS, Inc.                              47,150     1,567,738
*The Corporate Executive
    Board Company                               51,988     1,950,121
 Deere & Company                                14,700       669,585
*DST Systems, Inc.                              22,400     1,115,520
 Expeditors International of
    Washington, Inc.                            20,700     1,262,700
 Fastenal Company                                5,200       391,664
*Fiserv, Inc.                                   55,529     2,553,778
 Graco, Inc.                                    10,500       428,925
*Mettler-Toledo International, Inc.             20,700       936,882
 Paychex, Inc.                                  29,472     1,170,038
*Robert Half International, Inc.                31,950       943,164
 SkyWest, Inc.                                  27,900       695,547
*Swift Transportation Co., Inc.                 44,300       971,056
--------------------------------------------------------------------
 TOTAL                                                    18,085,838
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY (21.3%)
*ADC Telecommunications, Inc.                   66,300       269,841
*Cadence Design Systems, Inc.                   38,500       870,485
*Credence Systems Corporation                   58,700     1,289,052
*Electronic Arts, Inc.                          11,300       687,040
*Intersil Corporation - Class A                 30,850       874,598
*Intuit, Inc.                                   29,500     1,131,620
*Jabil Circuit, Inc.                            44,250     1,041,203
*Keane, Inc.                                    28,300       482,515
*Micrel Incorporated                            42,150     1,063,023
*Microchip Technology Incorporated              32,925     1,377,252
*Novellus Systems, Inc.                         17,500       947,275
 PerkinElmer, Inc.                              16,400       303,400
*PRI Automation, Inc.                           32,800       764,535
*QLogic Corporation                             13,750       680,900
*Rational Software Corporation                  31,700       501,811
*RF Micro Devices, Inc.                         27,750       496,725
*Sanmina-SCI Corporation                        54,588       641,409
*Semtech Corporation                            31,900     1,164,350
*UTStarcom, Inc.                                28,700       752,801
*VeriSign, Inc.                                  6,400       172,800
*Zebra Technologies Corporation -
    Class A                                     14,200       768,078
--------------------------------------------------------------------
 TOTAL                                                    16,280,713
--------------------------------------------------------------------

 MATERIALS (3.4%)
 Ball Corporation                               13,100       618,582
 Praxair, Inc.                                  15,200       908,960
 Sigma-Aldrich Corporation                      13,100       615,176
*Waters Corporation                             17,400       486,678
--------------------------------------------------------------------
 TOTAL                                                     2,629,396
--------------------------------------------------------------------


                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (0.6%)
*Crown Castle International Corp.               73,850   $   488,149
--------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $63,124,511)                                     70,223,519
--------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (14.5%)
 AGRICULTURAL SERVICES (3.2%)
+Monsanto Company, 1.85%, 4/18/02            2,500,000     2,497,816
--------------------------------------------------------------------

 FEDERAL GOVERNMENT & AGENCIES (0.8%)
+Federal Home Loan Discount Note,
    1.74%, 5/16/02                             600,000       598,695
--------------------------------------------------------------------

 FINANCE LESSORS (0.8%)
 Variable Funding Capital,
    1.90%, 4/1/02                              600,000       600,000
--------------------------------------------------------------------

 FINANCE SERVICES (3.1%)
 Preferred Receivable Funding,
    1.83%, 4/22/02                           2,400,000     2,397,438
--------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.3%)
 Quincy Capital Corp.,
    1.83%, 4/24/02                           2,500,000     2,497,077
--------------------------------------------------------------------

 PERSONAL CREDIT INSTITUTIONS (3.3%)
 Salomon Smith Barney Holdings,
    1.81%, 4/19/02                           2,500,000     2,497,738
--------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $11,088,764)                                     11,088,764
--------------------------------------------------------------------
 TOTAL INVESTMENTS (106.5%)
   (COST $74,213,275)^                                    81,312,283
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-6.5%)                  (4,948,518)
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                              $ 76,363,765
--------------------------------------------------------------------
*Non-Income Producing

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                         Unrealized
                             Number of    Expiration   Appreciation
 Issuer                      Contracts       Date      (Depreciation)
-----------------------------------------------------------------------
 S&P MidCap 400 Index Futures
    (Total notional value at
       3/31/02, $2,898,161)      11           6/02          $85,314

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $75,068,369 and the net unrealized appreciation of investments based on that cost was $6,243,914 which is comprised of $10,093,504 aggregate gross unrealized appreciation and $3,849,590 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                          AGGRESSIVE GROWTH STOCK FUND

                     M A S O N   S T R E E T   F U N D S

                            INTERNATIONAL EQUITY FUND

----------------------------
  INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
  OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

  PORTFOLIO:  Primarily common stocks of companies in foreign countries.

  STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

  NET ASSETS:  $61.9 million
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities, with geographic region and industry focus as secondary considerations.

The Fund's value-driven management style has enabled it to outperform its major benchmark, the EAFE Index, over the last year. However, total return was negative, as markets around the world continued to be quite volatile and generally weak. Consumer spending, led by confident U.S. consumers, has been the main support of a global economy plagued by weak corporate investment, especially in technology and telecommunications. Earnings reports in the first half of 2002 will be an important indicator of whether corporate spending will gain enough strength to drive a sustained economic recovery.

The Fund's orientation to financially strong companies with good long-term prospects has been a positive factor in performance over the last year, as investors have favored value over growth. In recent months, investors have turned to sectors that have historically benefited in the early months of economic recovery, such as materials and industrials. An overweighted position in these sectors has contributed to performance; major holdings include Hanson PLC, a British building materials company, and Stora Enso, a paper and board manufacturer based in Finland.

A majority of the Fund's holdings are in Europe, where the January 2002 introduction of the physical Euro has been a positive influence. The common currency should provide impetus for further convergence of European economies, increasing transparency of transactions and simplifying cross-border mergers. Asia remains underweighted, as economic malaise in Japan, which is the largest Asian market, continues. Outside Japan, Asian markets were quite strong in the early months of 2002, with market gains of more than 20% for the quarter in Indonesia, South Korea, Thailand, and the Philippines. Investing in these markets is challenging because there are few large companies with adequate liquidity. Samsung Electronics, a high-quality Korean company purchased at a time of extreme weakness in the industry, was a star performer, with an increase of more than 70% over the last 12 months. Very modest Latin American holdings are in Brazil and Mexico, where Telefonos de Mexico experienced solid performance for the year.

The Fund's largest holding is the French company Societe Bic, known around the world for its disposable pens, lighters and razors.

The International Equity Fund is managed for Mason Street Funds(R), Inc. by Templeton Investment Counsel, Inc.

ASSET ALLOCATION
3/31/02

Continental
Europe
-----------
41%

Asia
----
 25%

United Kingdom
--------------
           19%

North America
-------------
           7%

Australia/New Zealand
---------------------
                   5%

Latin America/
Caribbean
--------------
3%

Asset Allocation is based on percentage of equities.

TOP 10 EQUITY HOLDINGS
3/31/02

Company                            % Net Assets
--------------------------------------------------
Societe Bic SA                              2.1%
Samsung Electronics Co., Ltd.               2.1%
Akzo Nobel NV                               2.0%
ACE Ltd.                                    2.0%
Koninklijke Philips Electronics NV          1.9%
Marks & Spencer Group PLC                   1.8%
Stora Enso OYJ - Class R                    1.8%
Hutchison Whampoa, Ltd.                     1.8%
Australia & New Zealand Banking Group, Ltd. 1.8%
KCI Konecranes International PLC            1.8%

Asset Allocation and Top 10 Equity Holdings are subject to change.

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311                        15,870
9/30/00     10,635         10,941                        14,030
3/31/01      9,850         10,094                        11,791
9/30/01      8,576          8,766                        10,013
3/31/02      9,687          9,853          9,653         10,775

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                             One        Five
For the periods ended March 31, 2002         Year       Year*
--------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)    -1.65%     0.34%
--------------------------------------------------------------
EAFE Index                                  -8.22%     1.50%
--------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

 SCHEDULE OF INVESTMENTS 3/31/02

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------
 COMMON STOCK (89.9%)
 AUTOMOBILES & COMPONENTS (1.3%)
 Valeo SA                     France            17,830      $791,744
--------------------------------------------------------------------

BANKS (9.1%)
 Australia & New Zealand
    Banking Group, Ltd.       Australia        117,950     1,118,621
 Banca Nazionale
    del Lavora                Italy            301,500       674,668
*Dbs Group Holdings
    Limited                   Singapore        128,000     1,027,415
 HSBC Holdings PLC            Hong Kong         75,200       867,720
 Lloyds TSB Group PLC         United Kingdom    99,910     1,025,780
 Nordea AB                    Sweden            79,120       446,587
 Nordea AB (NDA)              Sweden            78,860       449,184
--------------------------------------------------------------------
 TOTAL                                                     5,609,975
--------------------------------------------------------------------

 CAPITAL GOODS (9.7%)
 Alstom                       France            48,970       654,919
 BAE SYSTEMS PLC              United Kingdom   180,610       861,582
 Hutchison Whampoa, Ltd.      Hong Kong        127,000     1,119,428
 Invensys PLC                 United Kingdom   385,730       681,107
 KCI Konecranes
    International PLC         Finland           35,290     1,092,938
 Kurita Water
    Industries, Ltd.          Japan             20,000       220,319
 Rolls-Royce PLC              United Kingdom   255,200       685,018
 Volvo AB - Class B           Sweden            37,070       733,655
--------------------------------------------------------------------
 TOTAL                                                     6,048,966
--------------------------------------------------------------------

 COMMERCIAL SERVICES & SUPPLIES (2.1%)
 Societe Bic SA               France            36,178     1,294,029
--------------------------------------------------------------------

 CONSUMER DISCRETIONARY (0.6%)
 Autoliv, Inc.                Sweden            14,400       349,056
--------------------------------------------------------------------

 CONSUMER DURABLES & APPAREL (2.4%)
 Koninklijke Philips
    Electronics NV            Netherlands       38,467     1,173,545
 SONY CORPORATION             Japan              6,600       343,109
--------------------------------------------------------------------
 TOTAL                                                     1,516,654
--------------------------------------------------------------------


 DIVERSIFIED FINANCIALS (3.5%)
 ING Groep NV                 Netherlands       37,200     1,012,543
 The Nomura Securities
    Co., Ltd.                 Japan             28,200       365,758
 Swire Pacific Limited -
    Class A                   Hong Kong        108,000       584,326
 Swire Pacific Limited -
    Class B                   Hong Kong        296,000       216,315
--------------------------------------------------------------------
 TOTAL                                                     2,178,942
--------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                    M A S O N   S T R E E T   F U N D S

                            INTERNATIONAL EQUITY FUND

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------
 ENERGY (6.8%)
 CNOOC Limited                China             33,740      $836,752
 ENI SPA                      Italy             35,420       519,127
 Husky Energy, Inc.           Canada            55,300       592,723
 Repsol SA                    Spain             58,000       731,158
 Shell Transport &
    Trading Company PLC       United Kingdom   121,380       903,980
 Total Fina Elf SA            France             3,970       613,027
--------------------------------------------------------------------
 TOTAL                                                     4,196,767
--------------------------------------------------------------------

 FINANCIALS (3.5%)
 ACE, Ltd.                    Bermuda           30,070     1,253,919
 XL Capital, Ltd. - Class A   Bermuda            9,500       886,825
--------------------------------------------------------------------
 TOTAL                                                     2,140,744
--------------------------------------------------------------------

 FOOD & DRUG RETAILING (1.6%)
 J. Sainsbury PLC             United Kingdom   173,860       989,069
--------------------------------------------------------------------

 FOOD BEVERAGE & TOBACCO (2.7%)
 Nestle SA                    Switzerland        4,300       956,237
 Unilever PLC                 United Kingdom    90,940       727,782
--------------------------------------------------------------------
 TOTAL                                                     1,684,019
--------------------------------------------------------------------

 HEALTHCARE EQUIPMENT & SERVICES (0.7%)
 Nycomed Amersham PLC         United Kingdom    40,575       429,562
--------------------------------------------------------------------

 INSURANCE (3.7%)
 Axa                          France            36,964       834,240
 Swiss Re                     Switzerland        9,000       828,131
 Yasuda Fire & Marine
    Insurance Company
    Limited                   Japan            118,000       608,096
--------------------------------------------------------------------
 TOTAL                                                     2,270,467
--------------------------------------------------------------------

 MATERIALS (10.0%)
 Akzo Nobel NV                Netherlands       26,960     1,260,666
 AngloGold Limited, ADR       South Africa      11,700       294,606
 Barrick Gold Corporation     Canada            17,150       313,352
 BASF AG                      Germany           22,070       895,305
 Bayer AG                     Germany           22,400       760,174
 Broken Hill
    Proprietary, Ltd.         Australia        148,910       905,995
 Hanson PLC                   United Kingdom    86,750       654,720
 Stora Enso OYJ - Class R     Finland           90,300     1,142,277
--------------------------------------------------------------------
 TOTAL                                                     6,227,095
--------------------------------------------------------------------

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------

 MEDIA (2.5%)
 United Business
    Media PLC                 United Kingdom   124,630    $1,084,361
 Wolters Kluwer NV            Netherlands       21,540       450,996
--------------------------------------------------------------------
 TOTAL                                                     1,535,357
--------------------------------------------------------------------

 PHARMACEUTICAL PREPARATIONS (0.6%)
*Elan Corporation
    PLC, ADR                  Ireland           25,790       358,739
--------------------------------------------------------------------

 PHARMACEUTICALS & BIOTECHNOLOGY (2.2%)
 Aventis SA                   France            10,600       732,398
 Ono Pharmaceutical
    Co., Ltd.                 Japan             21,000       638,548
--------------------------------------------------------------------
 TOTAL                                                     1,370,946
--------------------------------------------------------------------

 RETAILING (1.5%)
 Marks & Spencer
    Group PLC                 United Kingdom   170,979       937,984
--------------------------------------------------------------------

 TECHNOLOGY HARDWARE & EQUIPMENT (5.5%)
 Alcatel                      France            23,930       341,540
*Hitachi, Ltd.                Japan            123,000       899,287
 NEC Corporation              Japan             88,000       733,029
 Nortel Networks Corp.        Canada            48,930       214,993
 Samsung Electronics
    Co., Ltd.                 South Korea        4,620     1,244,696
--------------------------------------------------------------------
 TOTAL                                                     3,433,545
--------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (9.4%)
 BCE, Inc.                    Canada            32,360       567,527
 Cable & Wireless PLC         United Kingdom   206,887       659,183
 Compania de
    Telecomunicaciones de
    Chile SA, ADR             Chile             13,100       196,107
 Korea Telecom
    Corporation, ADR          South Korea       43,210     1,036,176
 Nippon Telegraph &
    Telephone Corporation     Japan                177       679,768
 Philippine Long Distance
    Telephone, ADR            Philippines       26,590       276,536
 PT Indosat, ADR              Indonesia         19,000       196,650
 Telecom Corporation of
    New Zealand Limited       New Zealand      395,500       847,766
*Telefonica SA, ADR           Spain             10,244       339,179
 Telefonos de Mexico
    SA, ADR                   Mexico            25,750     1,040,043
--------------------------------------------------------------------
 TOTAL                                                     5,838,935
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------
 TRANSPORTATION (4.1%)
 British Airways PLC          United Kingdom   119,830      $416,357
 Deutsche Post AG             Germany           57,790       864,130
 Nippon Express Co., Ltd.     Japan            172,000       704,689
*SAS AB                       Sweden            71,510       528,134
--------------------------------------------------------------------
 TOTAL                                                     2,513,310
--------------------------------------------------------------------

 UTILITIES (6.4%)
 E.On AG                      Germany           14,700       745,090
 Endesa SA                    Spain             61,620       916,561
 Hong Kong Electric
    Holdings Limited          Hong Kong        192,248       727,115
 Iberdrola SA                 Spain             42,730       557,674
 Innogy Holdings PLC          United Kingdom    60,400       232,226
 International Power PLC      United Kingdom    60,400       183,631
 Korea Electric Power Corp.   South Korea       31,300       608,569
--------------------------------------------------------------------
 TOTAL                                                     3,970,866
--------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $57,802,548)                                     55,686,771
--------------------------------------------------------------------

 PREFERRED STOCK (0.9%)
 ENERGY (0.9%)
 Petroleo Brasileiro SA       Brazil            23,390       581,227
--------------------------------------------------------------------
 TOTAL PREFERRED STOCK
   (COST $542,715)                                           581,227
--------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (8.9%)
 FINANCE LESSORS (0.8%)
 Goldman Sachs Group,
    1.85%, 4/1/02             United States    500,000       500,000
--------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (4.1%)
 Quincy Capital Corp.,
    1.83%, 4/24/02            United States  2,500,000     2,497,077
--------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (4.0%)
 Transamerica Financial
    Corporation,
    1.85%, 5/28/02            United States  2,500,000     2,492,677
--------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $5,489,754)                                       5,489,754
--------------------------------------------------------------------

 TOTAL INVESTMENTS (99.7%)
   (COST $63,835,017)^                                    61,757,752
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.3%)                       160,466
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $61,918,218
--------------------------------------------------------------------

*Non-Income Producing

 ADR - American Depositary Receipt

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $63,919,941 and the net unrealized depreciation of investments based on that cost was $2,162,189 which is comprised of $4,707,584 aggregate gross unrealized appreciation and $6,869,773 aggregate gross unrealized depreciation.


 INVESTMENT PERCENTAGES BY COUNTRY:
 United Kingdom              17.7%
 France                       8.5%
 Japan                        8.4%
 Netherlands                  6.3%
 Hong Kong                    5.7%
 Other                       53.4%
----------------------------------
 TOTAL                     100.00%
----------------------------------


 The Accompanying Notes are an Integral Part of the Financial Statements.

                            INTERNATIONAL EQUITY FUND

                          M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

-----------------------
  INDEX 400 STOCK FUND
--------------------------------------------------------------------------------
   OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap 400 Index.

   PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

   STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to weightings in the index.

   NET ASSETS:  $75.5 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the S&P MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index is comprised of stocks of medium sized companies, generally smaller than those included in the S&P 500(R) Index. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. The Fund continues to achieve its objective of matching performance of the S&P MidCap 400 Index before expenses.

SECTOR ALLOCATION
3/31/02

Financials
----------
19%

Information
Technology
-----------
17%

Industrials
-----------
        14%

Consumer Discretionary
----------------------
                   14%

Healthcare
----------
       12%

Energy
------
    7%

Utilities
---------
       7%

Consumer Staples
----------------
              5%

Materials
---------
4%

Telecommunication
Services
-----------------
1%

Sector Allocation is based on equities.

Sector Allocation and Top 10 Equity Holdings are subject to change.


TOP 10 EQUITY HOLDINGS
3/31/02

Company                                  % Net Assets
------------------------------------------------------
IDEC Pharmaceuticals Corporation                  1.1%
SunGard Data Systems, Inc.                        1.0%
Electronic Arts, Inc.                             0.9%
Quest Diagnostics Incorporated                    0.8%
M&T Bank Corporation                              0.8%
Gilead Sciences, Inc.                             0.7%
Affiliated Computer Services, Inc. - Class A      0.7%
R.J. Reynolds Tobacco Holdings, Inc.              0.7%
Millennium Pharmaceuticals, Inc.                  0.7%
Apollo Group, Inc. - Class A                      0.7%

PERFORMANCE RELATIVE TO S&P MIDCAP 400 INDEX

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938                               11,954
9/30/00       12,325          12,856                               12,963
3/31/01       10,542          10,967                               11,122
9/30/01        9,961          10,326                               10,501
3/31/02       12,508          12,799            12,727             13,223

Time period 7/12/99 through 3/31/02.

TOTAL RETURN                                                Average
                                                             Annual
                                            One              Since
For the periods ended March 31, 2002        Year          Inception*
---------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)   18.65%           10.54%
---------------------------------------------------------------------
S&P MidCap 400 Index                       18.89%            10.82%
---------------------------------------------------------------------

*Fund inception date is 7/12/99. Returns are annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2002, the 400 companies in the composite had a median market capitalization of $1.9 billion and a total market value of $886.7 billion. The MidCap 400 represents approximately 6.0% of the market value of Compustat's database of about 10,925 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

                                                                  MARCH 31, 2002

  SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------
  COMMON STOCK (95.9%)
  CONSUMER DISCRETIONARY (13.7%)
* 99 Cents Only Stores                           4,200      $161,028
* Abercrombie & Fitch Co. - Class A              8,000       246,400
* American Eagle Outfitters, Inc.                5,850       144,905
  ArvinMeritor, Inc.                             5,375       153,456
  Bandag Incorporated                            1,700        64,056
* Barnes & Noble, Inc.                           5,400       167,346
  Belo Corp. - Class A                           8,900       206,925
* BJ's Wholesale Club, Inc.                      5,900       263,730
  Blyth, Inc.                                    3,800       100,776
  Bob Evans Farms, Inc.                          2,800        79,016
* Borders Group, Inc.                            6,600       157,806
  BorgWarner, Inc.                               2,100       132,132
* Brinker International, Inc.                    7,950       257,660
  Callaway Golf Company                          6,300       121,275
* Catalina Marketing Corporation                 4,400       160,600
  CBRL Group, Inc.                               4,400       125,268
* CDW Computer Centers, Inc.                     7,100       357,414
  Claire's Stores, Inc.                          3,900        75,972
  Clayton Homes, Inc.                           11,100       185,925
* Coach, Inc.                                    3,500       177,485
* Copart, Inc.                                   7,200       129,168
  D.R. Horton, Inc.                              7,800       294,060
* Dollar Tree Stores, Inc.                       9,050       296,931
* Emmis Communications Corporation -
     Class A                                     3,800       101,612
* Entercom Communications Corp. -
     Class A                                     3,900       213,993
* Extended Stay America, Inc.                    7,500       130,500
  Federal Signal Corporation                     3,600        85,392
* Furniture Brands International, Inc.           4,400      160,380
* Gentex Corporation                             6,100       180,743
* GTECH Holdings Corporation                     2,300       112,125
  Harte-Hanks, Inc.                              5,100       161,364
* Hispanic Broadcasting Corporation -
     Class A                                     8,800       256,256
  International Speedway Corporation -
     Class A                                     4,300       196,510
  Lancaster Colony Corporation                   3,000       111,120
* Lands' End, Inc.                               2,400       107,688
* Lear Corporation                               5,200       247,520
  Lee Enterprises Incorporated                   3,600       132,840
  Lennar Corporation                             5,200       274,352
* Macrovision Corporation                        4,100       109,265
* Mandalay Resort Group                          5,700       174,990
  Media General, Inc. - Class A                  1,900       120,650
  Modine Manufacturing Company                   2,600        70,174
* Mohawk Industries, Inc.                        4,200       252,378

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  CONSUMER DISCRETIONARY (CONTINUED)
* The Neiman Marcus Group, Inc. -
     Class A                                     3,800      $130,910
* Outback Steakhouse, Inc.                       6,200       221,774
* Papa John's International, Inc.                1,800        50,184
* Park Place Entertainment Corporation          24,300       256,365
* Payless ShoeSource, Inc.                       1,807       110,317
  The Reader's Digest Association, Inc. -
     Class A                                     8,100       181,521
  Ross Stores, Inc.                              6,500       245,895
* Saks Incorporated                             11,500       151,225
* Scholastic Corporation                         2,800       151,732
* Six Flags, Inc.                                7,500       133,950
  Superior Industries International, Inc.        2,100       102,438
* The Timberland Company - Class A               3,100       130,975
* Unifi, Inc.                                    4,100        38,540
* United Rentals, Inc.                           5,900       162,132
  The Washington Post Company - Class B            800       485,623
* Westwood One, Inc.                             8,700       333,645
* Williams-Sonoma, Inc.                          4,600       211,554
--------------------------------------------------------------------
  TOTAL                                                   10,357,966
--------------------------------------------------------------------

  CONSUMER STAPLES (4.4%)
  Church & Dwight Co., Inc.                      3,200        94,272
* Dean Foods Company                             3,529       267,216
  The Dial Corporation                           7,700       138,754
  Dole Food Company, Inc.                        4,500       139,500
  Dreyer's Grand Ice Cream, Inc.                 2,800       115,332
  Hormel Foods Corporation                      11,200       306,320
  Interstate Bakeries Corporation                4,100        99,261
  The J.M. Smucker Company                       2,000        67,600
  Longs Drug Stores Corporation                  3,100        86,397
  McCormick & Company Incorporated               5,600       286,328
  PepsiAmericas, Inc.                           12,600       181,692
  R.J. Reynolds Tobacco Holdings, Inc.           7,700       498,575
  Ruddick Corporation                            3,600        59,904
  Sensient Technologies Corporation              3,800        87,476
* Smithfield Foods, Inc.                         9,000       234,900
  Tootsie Roll Industries, Inc.                  4,217       193,940
  Tyson Foods, Inc. - Class A                   28,190       351,811
  Universal Corporation                          2,100        82,656
--------------------------------------------------------------------
  TOTAL                                                    3,291,934
--------------------------------------------------------------------

  ENERGY (6.7%)
* BJ Services Company                           13,200       455,004
* Cooper Cameron Corporation                     4,400       224,884
  ENSCO International Incorporated              10,900       328,526
  Equitable Resources, Inc.                      5,200       181,012
* FMC Technologies, Inc.                         5,199       103,616

                              INDEX 400 STOCK FUND

                          M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND
                                            Shares/Par  Market Value
--------------------------------------------------------------------
  ENERGY (CONTINUED)
* Forest Oil Corporation                         3,800      $112,556
* Grant Prideco, Inc.                            8,800       120,384
* Hanover Compressor Company                     5,100        91,749
  Helmerich & Payne, Inc.                        4,100       164,369
  Murphy Oil Corporation                         3,700       355,200
* National-Oilwell, Inc.                         6,500       164,645
  Noble Affiliates, Inc.                         4,600       179,676
  Ocean Energy, Inc.                            13,900       275,081
* Patterson-UTI Energy, Inc.                     6,200       184,388
  Pennzoil-Quaker States Company                 6,400       137,408
* Pioneer Natural Resources Company              7,900       176,091
* Pride International, Inc.                     10,700       170,130
* Smith International, Inc.                      4,000       271,000
  Tidewater, Inc.                                4,900       207,515
  Valero Energy Corporation                      8,600       425,872
* Varco International, Inc.                      7,767       156,117
* Weatherford International, Inc.                9,300       442,959
  Western Gas Resources, Inc.                    2,600        96,772
--------------------------------------------------------------------
  TOTAL                                                    5,024,954
--------------------------------------------------------------------

  FINANCIALS (18.0%)
  A.G. Edwards, Inc.                             6,300       277,074
  Allmerica Financial Corporation                4,300       193,070
  American Financial Group, Inc.                 5,500       157,960
* AmeriCredit Corp.                              6,800       258,332
  Arthur J. Gallagher & Co.                      6,800       222,836
  Associated Banc-Corp.                          5,310       201,939
  Astoria Financial Corporation                  7,400       214,970
  Banknorth Group, Inc.                         12,300       324,105
  City National Corporation                      3,900       205,179
  The Colonial BancGroup, Inc.                   9,300       138,756
  Commerce Bancorp, Inc.                         5,300       237,970
  Compass Bancshares, Inc.                      10,300       317,961
* E*TRADE Group, Inc.                           30,100       283,542
  Eaton Vance Corp.                              5,600       223,720
  Everest RE Group, Ltd.                         4,100       284,294
  Fidelity National Financial, Inc.              6,900       181,953
  FirstMerit Corporation                         6,800       195,772
  First Tennessee National Corporation          10,200       357,510
  First Virginia Banks, Inc.                     3,900       209,157
  Golden State Bancorp, Inc.                    11,000       326,590
  Greater Bay Bancorp                            4,000       136,480
  GreenPoint Financial Corp.                     8,100       353,970
  HCC Insurance Holdings, Inc.                   4,900       136,955
  Hibernia Corporation - Class A                12,800       244,480
  Horace Mann Educators Corporation              3,300        74,283
  Hospitality Properties Trust                   5,000       171,650
  Independence Community Bank Corp.              4,700       132,211
* IndyMac Bancorp, Inc.                          4,900       121,030

                                              Shares/Par  Market Value
----------------------------------------------------------------------
  FINANCIALS (CONTINUED)
* Investment Technology Group, Inc.              3,900     $205,686
  Investors Financial Services Corp.             2,600      197,730
* LaBranche & Co., Inc.                          4,700      145,935
  Legg Mason, Inc.                               5,400      286,632
  Leucadia National Corporation                  4,500      160,875
  M&T Bank Corporation                           7,600      610,812
  Mercantile Bankshares Corporation              5,600      242,256
  Metris Companies, Inc.                         5,100      102,000
  The MONY Group, Inc.                           3,800      153,216
  National Commerce
     Financial Corporation                      16,420      456,476
  Neuberger Berman, Inc.                         5,650      264,703
  New Plan Excel Realty Trust, Inc.              7,500      150,375
  New York Community Bancorp, Inc.               8,300      229,495
  North Fork Bancorporation, Inc.               13,100      465,836
  Ohio Casualty Corporation                      4,800       90,912
  Old Republic International Corporation         9,600      306,912
  Pacific Century Financial Corporation          6,200      161,572
  The PMI Group, Inc.                            3,600      272,736
  Protective Life Corporation                    5,500      171,490
  Provident Financial Group, Inc.                4,000      115,200
  Radian Group, Inc.                             7,600      373,008
  Roslyn Bancorp, Inc.                           7,100      146,970
  SEI Investments Company                        8,700      372,447
* Silicon Valley Bancshares                      3,700      111,925
  Sovereign Bancorp, Inc.                       19,900      279,595
  StanCorp Financial Group, Inc.                 2,400      132,000
  TCF Financial Corporation                      6,200      326,182
  Unitrin, Inc.                                  5,400      217,080
  Waddell & Reed Financial, Inc. - Class A       6,500      198,120
  Webster Financial Corporation                  4,000      149,720
  Westamerica Bancorporation                     2,800      119,700
  Wilmington Trust Corporation                   2,600      175,006
--------------------------------------------------------------------
  TOTAL                                                   13,576,351
--------------------------------------------------------------------

  HEALTHCARE (11.3%)
* Apogent Technologies, Inc.                     8,500       209,780
* Apria Healthcare Group, Inc.                   4,400       107,844
* Barr Laboratories, Inc.                        3,400       223,788
  Beckman Coulter, Inc.                          4,900       250,243
* Covance, Inc.                                  4,800        97,344
* Cytyc Corporation                              9,400       253,048
  DENTSPLY International, Inc.                   6,300       233,478
* Edwards Lifesciences Corporation               4,800       134,160
* Express Scripts, Inc. - Class A                6,400       368,576
* First Health Group Corp.                       8,000       193,040
* Gilead Sciences, Inc.                         15,500       557,845
* Health Net, Inc.                              10,000       274,400

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  HEALTHCARE (CONTINUED)
* Henry Schein, Inc.                             3,400      $149,770
  Hillenbrand Industries, Inc.                   5,000       308,150
  ICN Pharmaceuticals, Inc.                      6,600       209,550
* IDEC Pharmaceuticals Corporation              12,300       790,890
* Incyte Genomics, Inc.                          5,400        64,260
* IVAX Corporation                              15,900       255,195
* LifePoint Hospitals, Inc.                      3,200       118,272
* Lincare Holdings, Inc.                         8,700       235,944
* Millennium Pharmaceuticals, Inc.              22,300       497,513
  Mylan Laboratories, Inc.                      10,100       297,546
  Omnicare, Inc.                                 7,500       194,175
* Oxford Health Plans, Inc.                      7,400       309,246
* PacifiCare Health Systems, Inc.                2,700        47,115
* Patterson Dental Company                       5,500       240,515
* Perrigo Company                                5,900        70,505
* Protein Design Labs, Inc.                      7,100       121,623
* Quest Diagnostics Incorporated                 7,700       637,945
* Sepracor, Inc.                                 6,300       122,220
* STERIS Corporation                             5,600       116,816
* Triad Hospitals, Inc.                          5,814       199,885
* Trigon Healthcare, Inc. - Class A              2,900       214,078
* Universal Health Services, Inc. - Class B      4,900       202,125
* Vertex Pharmaceuticals Incorporated            6,000       167,160
* VISX Incorporated                              4,400        77,704
--------------------------------------------------------------------
  TOTAL                                                    8,551,748
--------------------------------------------------------------------

  INDUSTRIALS (13.4%)
  AGCO Corporation                             5,800     132,356
  Airborne, Inc.                               3,900      68,211
* Alaska Air Group, Inc.                       2,100      69,909
* Albany International Corp. -
    Class A                                    2,516      76,235
  Alexander & Baldwin, Inc.                    3,300      91,113
* American Standard Companies, Inc.            5,800     410,350
  AMETEK, Inc.                                 2,600      96,746
* Apollo Group, Inc. - Class A                 9,250     495,337
* Atlas Air Worldwide Holdings, Inc.           3,100      40,827
  Banta Corporation                            2,000      71,420
* The BISYS Group, Inc.                        9,500     334,875
  C.H. Robinson Worldwide, Inc.                6,800     228,480
  Carlisle Companies Incorporated              2,400     104,928
  Ceridian Corporation                        11,800     260,190
* Certegy, Inc.                                5,500     218,350
* CheckFree Corporation                        6,200      95,046
* ChoicePoint, Inc.                            5,050     290,880
  CNF, Inc.                                    3,900     128,661
* CSG Systems International, Inc.              4,300     122,421
* DeVry, Inc.                                  5,600     168,728
  Donaldson Company, Inc.                      3,600     144,756

                                          Shares/Par Market Value
-----------------------------------------------------------------
  INDUSTRIALS (CONTINUED)
* DST Systems, Inc.                            9,700    $483,060
* The Dun & Bradstreet Corporation             6,300     252,063
* Dycom Industries, Inc.                       3,900      58,305
* Education Management Corporation             2,700     113,859
* EGL, Inc.                                    3,700      58,645
* Energizer Holdings, Inc.                     7,400     175,750
  Expeditors International of
     Washington, Inc.                          4,200     256,200
  Fastenal Company                             3,100     233,492
  Flowserve Corporation                        3,600     115,236
  GATX Corporation                             3,900     124,020
  Granite Construction Incorporated            3,300      81,213
  Harsco Corporation                           3,200     125,248
  Herman Miller, Inc.                          6,100     145,058
  HON INDUSTRIES, Inc.                         4,700     133,527
  Hubbell Incorporated - Class B               4,700     154,630
* J.B. Hunt Transport Services, Inc.           2,900      82,447
* Jacobs Engineering Group, Inc.               2,200     156,838
  Kaydon Corporation                           2,400      64,800
  Kelly Services, Inc. - Class A               2,900      81,867
  Kennametal, Inc.                             2,500     101,075
* Korn/Ferry International                     2,900      28,855
* L-3 Communications Holdings, Inc.            3,200     358,400
  Manpower, Inc.                               6,100     237,168
  MPS Group, Inc.                              7,900      69,125
* NCO Group, Inc.                              2,000      55,520
  Nordson Corporation                          2,700      81,405
  Overseas Shipholding Group, Inc.             2,800      68,040
  Pentair, Inc.                                4,000     179,880
  Pittston Brink's Group                       4,400     110,440
  Precision Castparts Corp.                    4,200     148,722
* Quanta Services, Inc.                        4,900      84,721
* Republic Services, Inc.                     13,600     254,048
  Rollins, Inc.                                2,400      50,640
* Sequa Corporation - Class A                    800      41,760
  Sotheby's Holdings, Inc. - Class A           4,900      78,645
* SPX Corporation                              3,300     467,214
  Stewart & Stevenson Services, Inc.           2,200      42,570
* Swift Transportation Co., Inc.               6,900     151,248
* Sylvan Learning Systems, Inc.                3,151      89,016
  Tecumseh Products Company - Class A          1,500      79,950
  Teleflex Incorporated                        3,100     169,477
  Trinity Industries, Inc.                     3,500      85,085
* Valassis Communications, Inc.                4,300     166,109
  Viad Corp.                                   7,100     198,800
  Wallace Computer Services, Inc.              3,200      64,640
  York International Corporation               3,100     111,290
----------------------------------------------------------------
  TOTAL                                               10,119,920
----------------------------------------------------------------

                              INDEX 400 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  INFORMATION TECHNOLOGY (16.5%)
* 3Com Corporation                              28,100      $171,691
* Activision, Inc.                               4,200       125,286
* Acxiom Corporation                             7,000       119,980
* ADTRAN, Inc.                                   3,200        77,248
  Advanced Fibre Communications, Inc.            6,600       126,654
* Advent Software, Inc.                          2,700       159,732
* Affiliated Computer Services, Inc. -
     Class A                                     9,700       544,461
* Arrow Electronics, Inc.                        8,000       223,760
* Ascential Software Corporation                20,900        80,465
* Atmel Corporation                             37,600       381,264
  Avnet, Inc.                                    9,500       257,070
* Avocent Corporation                            3,600        96,444
* Cabot Microelectronics Corporation             1,985       134,285
* Cadence Design Systems, Inc.                  19,700       445,417
* Cirrus Logic, Inc.                             6,900       130,203
* CommScope, Inc.                                4,200        73,080
* Credence Systems Corporation                   4,900       107,604
* Cree, Inc.                                     5,800        79,054
* Cypress Semiconductor Corporation              9,700       223,100
  Diebold Incorporated                           5,800       236,292
* DSP Group, Inc.                                2,100        42,987
* Electronic Arts, Inc.                         11,100       674,880
* Enterasys Networks, Inc.                      15,600        65,988
* Fairchild Semiconductor
     International, Inc. - Class A               8,000       228,800
* FEI Company                                    2,600        92,430
* Gartner Group, Inc. - Class B                  6,900        89,700
  Harris Corporation                             5,300       190,323
* Imation Corp.                                  2,800        74,284
* InFocus Corporation                            3,100        56,451
* Integrated Device Technology, Inc.             8,400       279,216
* International Rectifier Corporation            5,100       231,591
* Internet Security Systems, Inc.                3,900        89,115
  Jack Henry & Associates, Inc.                  7,200       159,696
* Keane, Inc.                                    6,100       104,005
* KEMET Corporation                              6,900       133,653
* Lam Research Corporation                      10,100       296,132
* Lattice Semiconductor Corporation              8,800       154,264
* Legato Systems, Inc.                           7,200        64,872
* LTX Corporation                                3,900       106,041
* Macromedia, Inc.                               4,700        95,974
* McDATA Corporation - Class A                   9,100       108,017
* Mentor Graphics Corporation                    5,200       109,928
* Micrel Incorporated                            7,500       189,150
* Microchip Technology Incorporated             10,800       451,764
* MIPS Technologies, Inc. - Class B              3,000        20,100
  National Instruments Corporation               4,100       171,462

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* Network Associates, Inc.                      11,200      $271,040
  Newport Corporation                            3,000        71,700
* Plantronics, Inc.                              3,800        79,496
* Plexus Corp.                                   3,400        80,240
* Polycom, Inc.                                  7,800       191,880
* Powerwave Technologies, Inc.                   5,200        66,924
* Quantum Corporation - DLT &
     Storage Systems                            12,500        99,500
* Retek, Inc.                                    4,100       107,625
  The Reynolds and Reynolds Company -
     Class A                                     5,800       174,000
* RF Micro Devices, Inc.                        13,400       239,860
* RSA Security, Inc.                             4,500        40,500
* SanDisk Corporation                            5,500       119,350
* Semtech Corporation                            5,700       208,050
* Storage Technology Corporation                 8,500       182,240
* SunGard Data Systems, Inc.                    22,500       741,826
* Sybase, Inc.                                   8,000       139,760
* Sykes Enterprises Incorporated                 3,100        30,039
* Symantec Corporation                          11,200       461,552
* Synopsys, Inc.                                 4,800       264,768
* Tech Data Corporation                          4,400       201,916
* The Titan Corporation                          5,600       115,640
* Transaction Systems Architects, Inc. -
     Class A                                     2,800        31,920
* TranSwitch Corporation                         7,000        22,820
* TriQuint Semiconductor, Inc.                  10,537       126,549
* Vishay Intertechnology, Inc.                  12,900       262,386
* Wind River Systems, Inc.                       6,300        85,617
--------------------------------------------------------------------
  TOTAL                                                   12,491,111
--------------------------------------------------------------------

  MATERIALS (4.4%)
  A. Schulman, Inc.                              2,300        42,067
* Airgas, Inc.                                   5,600       112,560
  AK Steel Holding Corporation                   8,700       124,410
  Albemarle Corporation                          3,700       101,972
  Arch Coal, Inc.                                4,200        89,796
  Bowater Incorporated                           4,400       219,120
  Cabot Corporation                              5,100       187,935
  Carpenter Technology Corporation               1,700        49,198
  Crompton Corporation                           9,078       112,113
* Cytec Industries, Inc.                         3,200        97,344
  Ferro Corporation                              2,800        80,640
* FMC Corporation                                2,500       104,800
  H.B. Fuller Company                            2,300        68,885
  IMC Global, Inc.                               9,300       137,175
  Longview Fibre Company                         4,100        42,230
  The Lubrizol Corporation                       4,100       142,639

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  MATERIALS (CONTINUED)
  Lyondell Chemical Company                      9,500      $157,795
  Martin Marietta Materials, Inc.                3,900       164,658
  Minerals Technologies, Inc.                    1,600        83,952
  Olin Corporation                               3,500        65,800
  P.H. Glatfelter Company                        3,400        60,996
* Packaging Corporation of America               8,500       168,215
  Potlatch Corporation                           2,300        77,487
  Rayonier, Inc.                                 2,200       117,216
  RPM, Inc.                                      8,200       127,510
  Solutia, Inc.                                  8,400        73,080
  Sonoco Products Company                        7,700       220,297
* UCAR International, Inc.                       4,500        63,900
  The Valspar Corporation                        4,000       188,240
  Wausau-Mosinee Paper Corporation               4,000        51,040
--------------------------------------------------------------------
  TOTAL                                                    3,333,070
--------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (0.8%)
* Broadwing, Inc.                               17,600       123,024
* Price Communications Corporation               4,400        77,616
  Telephone and Data Systems, Inc.               4,700       414,775
--------------------------------------------------------------------
  TOTAL                                                      615,415
--------------------------------------------------------------------

  UTILITIES (6.7%)
  AGL Resources, Inc.                            4,400       103,400
  ALLETE, Inc.                                   6,700       194,903
  Alliant Energy Corporation                     7,100       214,562
  American Water Works Company, Inc.             8,100       354,780
  Aquila, Inc.                                  11,300       280,692
  Black Hills Corporation                        2,100        70,308
  Cleco Corporation                              3,600        86,040
  Conectiv                                       6,900       171,741
  DPL, Inc.                                     10,200       260,610
  DQE, Inc.                                      4,500        95,895
  Energy East Corporation                        9,400       204,450
  Great Plains Energy Incorporated               5,000       124,750
  Hawaiian Electric Industries, Inc.             2,700       118,827
  IDACORP, Inc.                                  3,000       121,500
  MDU Resources Group, Inc.                      5,600       173,600
  National Fuel Gas Company                      6,400       155,840
  Northeast Utilities                           11,300       224,531
  NSTAR                                          4,300       194,962
  OGE Energy Corp.                               6,300       151,011
  ONEOK, Inc.                                    4,800       100,080
  PNM Resources, Inc.                            3,200        98,112
  Potomac Electric Power Company                 8,400       196,140
  Puget Energy, Inc.                             7,000       145,530
  Questar Corporation                            6,600       169,686
  SCANA Corporation                              8,500       260,100

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  UTILITIES (CONTINUED)
  Sierra Pacific Resources                       8,258      $124,613
  Vectren Corporation                            5,500       141,295
  Western Resources, Inc.                        5,700        97,755
  WGL Holdings, Inc.                             3,900       104,754
  Wisconsin Energy Corporation                   9,400       233,872
  WPS Resources Corporation                      2,500        98,600
--------------------------------------------------------------------
  TOTAL                                                    5,072,939
--------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $67,677,359)                                    72,435,408
--------------------------------------------------------------------


  MONEY MARKET INVESTMENTS (4.0%)
  AGRICULTURAL SERVICES (2.8%)
+ Monsanto Company, 1.85%, 4/18/02           2,100,000     2,098,165
--------------------------------------------------------------------

  FEDERAL GOVERNMENT & AGENCIES (0.7%)
+ Federal Home Loan Discount Note,
     1.74%, 5/16/02                            500,000       498,913
--------------------------------------------------------------------

  PHARMACEUTICAL PREPARATIONS (0.5%)
+ Wyeth, 1.95%, 4/1/02                         400,000       400,000
--------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $2,997,078)                                      2,997,078
--------------------------------------------------------------------
  TOTAL INVESTMENTS (99.9%)
    (COST $70,674,437)^                                   75,432,486
--------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.1%)                      109,866
--------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                              $75,542,352
--------------------------------------------------------------------


 *Non-Income Producing

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                    Unrealized
                                      Number of   Expiration       Appreciation
  Issuer                              Contracts       Date        (Depreciation)
--------------------------------------------------------------------------------
  S&P MidCap 400 Index Futures
     (Total notional value at
        3/31/02, $2,940,250)             11      6/02     $43,225

^ At March 31, 2002, the aggregate cost of securities for federal tax purposes was $71,002,029 and the net unrealized appreciation of investments based on that cost was $4,430,457 which is comprised of $10,352,354 aggregate gross unrealized appreciation and $5,921,897 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.

                              INDEX 400 STOCK FUND

                         M A S O N   S T R E E T   F U N D S

GROWTH STOCK FUND

--------------------
  GROWTH STOCK FUND
--------------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

   PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

   STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

   NET ASSETS:  $64.8 million
--------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large- to medium-capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P Index(R) Futures used at times to maintain the desired degree of market exposure.

Although returns from almost all equity portfolios have been negative over the last year, the Growth Stock Fund has performed relatively well, especially considering its orientation toward large growth companies, at a time when value and small stocks were more in favor. The positive effect of stock selection and industry sector emphasis underscore the long-term soundness of the Fund's guiding philosophy of holding a diversified portfolio of high-quality securities.

Large holdings that have been in the Fund for some time, especially Fiserv, Johnson & Johnson and Harley-Davidson, led performance for the last 12 months. A strong emphasis on consumer stocks has been beneficial during a year when consumer spending continued strong while the industrial economy was weak. Restaurant stocks including Wendy's and Darden performed very well, as did Fortune Brands, a diversified consumer products company, and retailers such as Target and Kohl's. Exposure to financial services has been increased, although this industry group is still underweighted relative to the S&P 500(R) Index; Fifth Third Bancorp, a leading regional bank, was a strong stock in this sector. In the underweighted industrial sector, FedEx and Air Products and Chemicals were the top performers.

Although a stronger economy should be a positive influence on earnings and stock prices in general, the Fund's goal continues to be consistent positive returns through a focus on companies with solid prospects for intrinsic growth that are not highly dependent on the economy. The basic discipline of broad diversification, with a combination of leading companies and high-quality mid-sized companies with good growth prospects is designed to produce solid long-term returns in a variety of market conditions.

ASSET ALLOCATION
3/31/02

Consumer
Discretionary
-------------------------------------------------------------
20%
Financials
-------------------------------------------------------------
14%

Information Technology
----------------------
                   14%
Consumer Staples
----------------
             11%

Healthcare
----------
       10%

Industrials
-----------
         8%

S&P Index(R) Futures
--------------------
                  7%

Other Industries
----------------
              6%
Short-term Investments and Other Assets, net
--------------------------------------------
5%

Energy
------
5%

Asset Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/02

Company                                  % Net Assets
-----------------------------------------------------
Fiserv, Inc.                                     2.9%
Microsoft Corporation                            2.8%
Kohl's Corporation                               2.7%
PepsiCo, Inc.                                    2.5%
General Electric Company                         2.5%
Walgreen Co.                                     2.3%
Johnson & Johnson                                2.2%
Harley-Davidson, Inc.                            2.2%
Wal-Mart Stores, Inc.                            2.2%
Exxon Mobil Corporation                          2.1%

Asset Allocation and Top 10 Equity Holdings are subject to change.

                                                                  MARCH 31, 2002

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539                        20,650
9/30/00              21,031          21,596                        19,916
3/31/01              16,706          17,099                        16,186
9/30/01              14,758          15,069                        14,618
3/31/02              16,500          16,616         16,577         16,255

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                              One    Five
For the periods ended March 31, 2002         Year    Year*
----------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)   -1.23%   11.62%
----------------------------------------------------------
S&P 500(R)Index                             0.24%   10.16%
----------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.



  SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------
  COMMON STOCK (87.7%)
  CONSUMER DISCRETIONARY (19.9%)
* AOL Time Warner, Inc.                         17,450      $412,693
  Darden Restaurants, Inc.                      14,200       576,378
  Fortune Brands, Inc.                          14,000       691,180
  Harley-Davidson, Inc.                         26,200     1,444,406
  The Interpublic Group of
     Companies, Inc.                             7,400       253,672
* Kohl's Corporation                            24,800     1,764,520
  The McGraw-Hill Companies, Inc.               17,600     1,201,200
  The New York Times Company -
     Class A                                    15,600       746,616
  Newell Rubbermaid, Inc.                       25,900       827,764
  Omnicom Group, Inc.                            3,800       358,720
  Target Corporation                            23,400     1,009,008
  Tribune Company                               20,700       941,022
* Viacom, Inc. - Class B                        11,300       546,581
  Wal-Mart Stores, Inc.                         23,100     1,415,799
  Wendy's International, Inc.                   18,700       654,126
--------------------------------------------------------------------
  TOTAL                                                   12,843,685
--------------------------------------------------------------------

  CONSUMER STAPLES (10.8%)
  Anheuser-Busch Companies, Inc.                17,000       887,400
  The Estee Lauder Companies, Inc. -
     Class A                                    19,500       666,120
  General Mills, Inc.                           17,200       840,220
  Kimberly-Clark Corporation                    13,500       872,775
  Kraft Foods, Inc. - Class A                   15,300       591,345
  PepsiCo, Inc.                                 31,680     1,631,520
  Walgreen Co.                                  38,100     1,493,139
--------------------------------------------------------------------
  TOTAL                                                    6,982,519
--------------------------------------------------------------------


  ENERGY (5.4%)
  ChevronTexaco Corporation                      6,900       622,863
  Conoco, Inc.                                  25,400       741,172
  EOG Resources, Inc.                           20,000       811,200
  Exxon Mobil Corporation                       30,284     1,327,348
--------------------------------------------------------------------
  TOTAL                                                    3,502,583
--------------------------------------------------------------------


  FINANCIALS (13.7%)
  American Express Company                       7,300       299,008
  American International Group, Inc.             7,200       519,408
  The Bank of New York Company, Inc.            17,300       726,946
  The Charles Schwab Corporation                18,700       244,783
  Citigroup, Inc.                               17,866       884,724
  Fifth Third Bancorp                           17,750     1,197,770
  Freddie Mac                                    6,400       405,568
  Household International, Inc.                  8,800       499,840
  Lehman Brothers Holdings, Inc.                12,200       788,608

                                GROWTH STOCK FUND

                          M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  FINANCIALS (CONTINUED)
  Marsh & McLennan Companies, Inc.               5,200      $586,248
  Morgan Stanley Dean Witter & Co.               8,200       469,942
  Northern Trust Corporation                    13,900       835,529
* Principal Financial Group, Inc.               25,100       635,030
* Prudential Financial, Inc.                     3,600       111,780
  Wells Fargo & Company                         13,200       652,080
--------------------------------------------------------------------
  TOTAL                                                    8,857,264
--------------------------------------------------------------------

  HEALTHCARE (9.7%)
* Amgen, Inc.                                   11,000       656,480
  Bristol-Myers Squibb Company                   6,200       251,038
  CIGNA Corporation                              7,600       770,564
  Eli Lilly and Company                          7,700       586,740
  Johnson & Johnson                             22,300     1,448,385
  Medtronic, Inc.                               22,900     1,035,309
  Merck & Co., Inc.                              4,500       259,110
  Pfizer, Inc.                                  31,600     1,255,784
--------------------------------------------------------------------
  TOTAL                                                    6,263,410
--------------------------------------------------------------------


  INDUSTRIALS (8.4%)
* American Standard Companies, Inc.              8,700       615,525
  Avery Dennison Corporation                     9,300       567,579
* FedEx Corporation                             10,600       615,860
* Fiserv, Inc.                                  41,237     1,896,490
  General Electric Company                      43,500     1,629,075
  Honeywell International, Inc.                  3,800       145,426
--------------------------------------------------------------------
  TOTAL                                                    5,469,955
--------------------------------------------------------------------


  INFORMATION TECHNOLOGY (14.4%)
* Amdocs Limited                                17,900       477,035
* Applied Materials, Inc.                        8,000       434,160
* Atmel Corporation                             56,400       571,896
* Cisco Systems, Inc.                           26,800       453,724
* Electronic Arts, Inc.                          4,900       297,920
  Electronic Data Systems Corporation           19,300     1,119,207
  Intel Corporation                             34,300     1,043,063
  International Business
     Machines Corporation                        9,600       998,400
* Microsoft Corporation                         30,500     1,839,455
* Nasdaq-100 Trust, Series 1                    17,100       617,481
  Nokia Corp., ADR                              17,700       367,098
  Semiconductor Holders Trust                    9,900       460,647
  Texas Instruments Incorporated                20,000       662,000
--------------------------------------------------------------------
  TOTAL                                                    9,342,086
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  MATERIALS (2.7%)
  Air Products and Chemicals, Inc.              13,300      $686,945
  Ecolab, Inc.                                  17,700       809,244
  PPG Industries, Inc.                           5,200       285,532
--------------------------------------------------------------------
  TOTAL                                                    1,781,721
--------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (1.1%)
  AT&T Corp.                                    20,828       327,000
  Verizon Communications, Inc.                   8,330       380,264
--------------------------------------------------------------------
  TOTAL                                                      707,264
--------------------------------------------------------------------

  UTILITIES (1.6%)
  El Paso Corporation                           12,600       554,778
* Mirant Corporation                            35,500       512,975
--------------------------------------------------------------------
  TOTAL                                                    1,067,753
--------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $46,108,133)                                    56,818,240
--------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (15.7%)
  AGRICULTURAL SERVICES (3.7%)
  Monsanto Company, 1.85%, 4/18/02           2,400,000     2,397,903
--------------------------------------------------------------------

  FEDERAL GOVERNMENT & AGENCIES (1.1%)
  Federal Home Loan Discount Note,
     1.74%, 5/16/02                            700,000       698,478
--------------------------------------------------------------------

  MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.5%)
  Quincy Capital Corp.,
     1.83%, 4/24/02                          2,300,000     2,297,311
--------------------------------------------------------------------

  SHORT-TERM BUSINESS CREDIT (7.4%)
+ Asset Securitization, 1.79%, 4/22/02       2,500,000     2,497,374
+ CXC Incorporated, 1.83%, 5/15/02           2,300,000     2,294,856
--------------------------------------------------------------------
  TOTAL                                                    4,792,230
--------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $10,185,922)                                    10,185,922
--------------------------------------------------------------------
  TOTAL INVESTMENTS (103.4%)
    (COST $56,294,055)^                                   67,004,162
--------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (-3.4%)                 (2,200,716)
--------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                              $64,803,446
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

 *Non-Income Producing

  ADR - American Depositary Receipt

 +All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                   Unrealized
                                    Number of   Expiration        Appreciation
  Issuer                            Contracts       Date          (Depreciation)
--------------------------------------------------------------------------------
  S&P 500(R)Index Futures
     (Total notional value at
        3/31/02, $4,567,331)           16           6/02              $29,469

^ At March 31, 2002, the aggregate cost of securities for federal tax purposes was $56,296,160 and the net unrealized appreciation of investments based on that cost was $10,708,002 which is comprised of $13,887,026 aggregate gross unrealized appreciation and $3,179,024 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.


                                GROWTH STOCK FUND

                          M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

--------------------------------
  GROWTH AND INCOME STOCK FUND
--------------------------------------------------------------------------------
   OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

   PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

   STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index").

   NET ASSETS:  $61.9 million
--------------------------------------------------------------------------------

The Growth and Income Stock Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500(R) Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

The Growth and Income Stock Fund slightly underperformed its major benchmark, the S&P 500(R) Index, for the 12 months ended March 31, 2002, in a market environment characterized by great volatility and often extreme market reaction to bad news, either actual or anticipated. The most important factor in underperformance was a significant position in Tyco, a diversified corporation whose reputation has been tarnished by perceived similarities to other companies with questionable management and accounting practices. Although Tyco's revenue and earnings have been hurt by a slowdown in technology spending, the Fund's managers remain confident in the company's management and long-term prospects; accordingly, the position is being maintained. Other disappointments have been CIENA and Sprint PCS; both of these companies have sound fundamentals and good long-term prospects, but they are struggling through current weakness in the telecommunications industry.

On the positive side, Pacific Gas & Electric, purchased when the stock was extremely depressed because of concerns about the power situation in California, has performed very well. Capital One, which issues consumer credit cards, has benefited from a strong consumer spending environment. Other holdings in the consumer-oriented segments of the market, such as Philip Morris and The TJX Companies (owner of T.J. Maxx, Marshalls and other retailers), have experienced generally good performance. The June 2001 acquisition of Alza by Johnson & Johnson was a positive factor early in the fiscal year.

The Growth and Income Stock Fund is managed for Mason Street Funds(R), Inc. by
J. P. Morgan Fleming Asset Management.

SECTOR ALLOCATION
3/31/02

Financials
----------
18%

Healthcare
----------
15%

Consumer Discretionary
----------------------
                   15%

Information Technology
----------------------
                   15%

Industrials
-----------
         8%

Energy
------
    8%

Consumer
 Staples
--------
      7%

Utilities
---------
       4%

Telecommunication Services
--------------------------
4%

Materials
---------
3%

Short-term Investments
and Other Assets, net
---------------------
3%
Sector Allocation is based on net assets.

TOP 10 EQUITY HOLDINGS
3/31/02

Company                                  % Net Assets
-----------------------------------------------------
General Electric Company                         4.1%
Citigroup, Inc.                                  3.8%
Exxon Mobil Corporation                          3.1%
Microsoft Corporation                            3.1%
Tyco International, Ltd.                         2.6%
Fannie Mae                                       2.3%
CIGNA Corporation                                2.3%
Intel Corporation                                2.3%
Pfizer, Inc.                                     2.2%
Ambac Financial Group, Inc.                      2.2%

Sector Allocation and Top 10 Equity Holdings are subject to change.

                                                                  MARCH 31, 2002

PERFORMANCE RELATIVE TO S&P 500(R) INDEX

                                                  GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,167         12,649                        13,747
3/31/99               15,013         15,563                        17,503
9/30/99               14,210         14,683                        17,564
3/31/00               16,506         17,007                        20,650
9/30/00               15,645         16,063                        19,916
3/31/01               13,145         13,454                        16,186
9/30/01               11,906         12,137                        14,618
3/31/02               12,964         13,057        12,985          16,225

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                                 One          Five
For the periods ended March 31, 2002             Year         Year*
--------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)       -1.37%         6.36%
--------------------------------------------------------------------
S&P 500(R)Index                                 0.24%        10.16%
--------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.


  SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------
  COMMON STOCK (96.7%)
  CONSUMER DISCRETIONARY (15.2%)
* Abercrombie & Fitch Co. - Class A             10,600      $326,480
* Adelphia Communications Corporation -
     Class A                                     8,800       131,120
* AOL Time Warner, Inc.                         31,750       750,888
* Cendant Corporation                           30,159       579,053
* Comcast Corporation - Class A                  7,900       251,220
* Costco Wholesale Corporation                   9,800       390,236
* Gemstar-TV Guide International, Inc.          10,400       153,816
  The Home Depot, Inc.                          21,300     1,035,393
* Jones Apparel Group, Inc.                     11,900       415,905
* Lear Corporation                               9,800       466,480
* Liberty Media Corporation - Class A           70,800       894,912
  Marriott International, Inc. - Class A         6,100       274,195
  Mattel, Inc.                                  16,600       345,944
  Target Corporation                            20,000       862,400
  The TJX Companies, Inc.                       18,500       740,185
* Viacom, Inc. - Class B                         9,800       474,026
  Wal-Mart Stores, Inc.                         21,700     1,329,992
--------------------------------------------------------------------
  TOTAL                                                    9,422,245
--------------------------------------------------------------------

  CONSUMER STAPLES (7.2%)
  The Coca-Cola Company                         17,700       925,002
  The Gillette Company                          22,300       758,423
  Kraft Foods, Inc. - Class A                    9,700       374,905
  Philip Morris Companies, Inc.                 22,500     1,185,075
  The Procter & Gamble Company                   8,700       783,783
  Unilever NV, ADR                               7,900       448,720
--------------------------------------------------------------------
  TOTAL                                                    4,475,908
--------------------------------------------------------------------

  ENERGY (7.6%)
  Baker Hughes Incorporated                      6,200       237,150
  ChevronTexaco Corporation                     13,600     1,227,672
  Conoco, Inc.                                  14,300       417,274
  Dynegy, Inc. - Class A                         9,800       284,200
  Exxon Mobil Corporation                       43,876     1,923,085
  GlobalSantaFe Corporation                     13,425       438,998
  Valero Energy Corporation                      4,100       203,032
--------------------------------------------------------------------
  TOTAL                                                    4,731,411
--------------------------------------------------------------------

  FINANCIALS (17.5%)
  The Allstate Corporation                      13,300       502,341
  Ambac Financial Group, Inc.                   22,757     1,344,256
  Bank One Corporation                          16,700       697,726
  Capital One Financial Corporation             16,500     1,053,525
  The Charles Schwab Corporation                17,600       230,384
  Citigroup, Inc.                               46,926     2,323,776
  Countrywide Credit Industries, Inc.           11,300       505,675

                          GROWTH AND INCOME STOCK FUND

                          M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  FINANCIALS (CONTINUED)
* E*TRADE Group, Inc.                            8,200       $77,244
  Fannie Mae                                    18,100     1,445,828
  The Goldman Sachs Group, Inc.                  8,400       758,100
  U.S. Bancorp                                  45,829     1,034,361
  Wachovia Corporation                          12,600       467,208
  Washington Mutual, Inc.                       11,600       384,308
--------------------------------------------------------------------
  TOTAL                                                   10,824,732
--------------------------------------------------------------------

  HEALTHCARE (15.0%)
* Amgen, Inc.                                    9,000       537,120
  Applera Corporation - Applied
     Biosystems Group                            9,200       205,620
  Baxter International, Inc.                     6,400       380,928
  Bristol-Myers Squibb Company                  15,000       607,350
  CIGNA Corporation                             14,000     1,419,459
  Eli Lilly and Company                          8,500       647,700
* Human Genome Sciences, Inc.                    4,041        88,053
  Johnson & Johnson                             13,168       855,262
  Merck & Co., Inc.                             10,600       610,348
  Pfizer, Inc.                                  34,275     1,362,089
  Pharmacia Corporation                         13,371       602,765
  Schering-Plough Corporation                   15,300       478,890
* Tenet Healthcare Corporation                   7,300       489,246
  Wyeth                                         15,000       984,750
--------------------------------------------------------------------
  TOTAL                                                    9,269,580
--------------------------------------------------------------------


  INDUSTRIALS (8.3%)
  General Electric Company                      67,400     2,524,130
  Goodrich Corporation                           9,600       303,744
  Tyco International, Ltd.                      49,153     1,588,625
  Waste Management, Inc.                        26,605       724,986
--------------------------------------------------------------------
  TOTAL                                                    5,141,485
--------------------------------------------------------------------


  INFORMATION TECHNOLOGY (14.9%)
* Altera Corporation                            14,300       312,741
* Applied Materials, Inc.                        6,100       331,047
* BEA Systems, Inc.                              8,100       111,051
* CIENA Corporation                              8,900        80,100
* Cisco Systems, Inc.                           58,900       997,177
* Citrix Systems, Inc.                           6,600       114,048
  Compaq Computer Corporation                   27,500       287,375
* Dell Computer Corporation                     14,000       365,540
  Harris Corporation                             1,100        39,501
  Intel Corporation                             46,100     1,401,901
  International Business
     Machines Corporation                       11,800     1,227,200
* Microsoft Corporation                         31,700     1,911,827
  Motorola, Inc.                                22,900       325,180

                                            Shares/Par  Market Value
--------------------------------------------------------------------
  INFORMATION TECHNOLOGY (CONTINUED)
* NCR Corporation                               15,500      $693,625
* Oracle Corporation                            19,700       252,160
* Sun Microsystems, Inc.                        38,600       340,452
  Texas Instruments Incorporated                 9,900       327,690
* VERITAS Software Corporation                   2,802       122,812
--------------------------------------------------------------------
  TOTAL                                                    9,241,427
--------------------------------------------------------------------

  MATERIALS (3.2%)
  Alcoa, Inc.                                   16,040       605,349
  Allegheny Technologies Incorporated           20,050       331,627
  The Dow Chemical Company                      13,400       438,448
  Monsanto Company                              11,813       373,173
  Temple-Inland, Inc.                            4,300       243,896
--------------------------------------------------------------------
  TOTAL                                                    1,992,493
--------------------------------------------------------------------

  TELECOMMUNICATION SERVICES (3.8%)
* American Tower Corporation - Class A          28,000       151,480
  SBC Communications, Inc.                      17,491       654,863
* Sprint Corporation (PCS Group)                44,900       462,021
  Verizon Communications, Inc.                  16,184       738,799
  WorldCom, Inc. - MCI Group                    21,100       124,701
* WorldCom, Inc. - WorldCom Group               28,705       193,472
--------------------------------------------------------------------
  TOTAL                                                    2,325,336
--------------------------------------------------------------------

  UTILITIES (4.0%)
  CMS Energy Corporation                         9,092       205,752
  DTE Energy Company                            11,100       505,050
* Edison International                           9,870       165,323
  El Paso Corporation                           10,600       466,718
  PG&E Corporation                              26,900       633,763
  Pinnacle West Capital Corporation             10,700       485,245
--------------------------------------------------------------------
  TOTAL                                                    2,461,851
--------------------------------------------------------------------
  TOTAL COMMON STOCK
    (COST $63,158,888)                                    59,886,468
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

  MONEY MARKET INVESTMENTS (3.1%)
  FINANCE LESSORS (0.5%)
  Variable Funding Capital,
     1.90%, 4/1/02                             300,000      $300,000
--------------------------------------------------------------------

  PHARMACEUTICAL PREPARATIONS (2.6%)
  American Home Products,
     1.90%, 4/16/02                          1,600,000     1,598,733
--------------------------------------------------------------------
  TOTAL MONEY MARKET INVESTMENTS
    (COST $1,898,733)                                      1,898,733
--------------------------------------------------------------------
  TOTAL INVESTMENTS (99.8%)
    (COST $65,057,621)^                                   61,785,201
--------------------------------------------------------------------
  OTHER ASSETS, LESS LIABILITIES (0.2%)                      117,732
--------------------------------------------------------------------
  TOTAL NET ASSETS (100.0%)                              $61,902,933
--------------------------------------------------------------------


 *Non-Income Producing

  ADR - American Depositary Receipt

^ At March 31, 2002, the aggregate cost of securities for federal tax purposes was $65,690,952 and the net unrealized depreciation of investments based on that cost was $3,905,751 which is comprised of $4,468,078 aggregate gross unrealized appreciation and $8,373,849 aggregate gross unrealized depreciation.

  The Accompanying Notes are an Integral Part of the Financial Statements.


                          GROWTH AND INCOME STOCK FUND

                           M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND
------------------------
  INDEX 500 STOCK FUND
--------------------------------------------------------------------------------
  OBJECTIVE: To seek investment results that approximate the performance of the S&P 500(R) Index, by investing in stocks included in the S&P 500(R) Index. Because the S&P 500(R) Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

  PORTFOLIO: The S&P 500(R) Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

  STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

  NET ASSETS:  $88.7 million
--------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the S&P 500(R)Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500(R)before expenses.

SECTOR ALLOCATION
3/31/02

Financials
----------
18%

Information
Technology
-----------
16%

Healthcare
----------
       14%

Consumer Discretionary
----------------------
                   14%

Industrials
-----------
        11%

Consumer
 Staples
--------
      9%

Energy
------
    7%

Telecommunication
         Services
-----------------
               5%

Utilities
---------
3%

Materials
---------
3%

Sector Allocation is based on equities.
Sector Allocation and Top 10 Equity Holdings are subject to change.

TOP 10 EQUITY HOLDINGS
3/31/02

Company                             % Net Assets
------------------------------------------------
General Electric Company                    3.4%
Microsoft Corporation                       3.0%
Exxon Mobil Corporation                     2.8%
Wal-Mart Stores, Inc.                       2.5%
Citigroup, Inc.                             2.3%
Pfizer, Inc.                                2.3%
Intel Corporation                           1.9%
Johnson & Johnson                           1.8%
American International Group, Inc.          1.7%
International Business Machines Corporation 1.6%

PERFORMANCE RELATIVE TO S&P 500(R) INDEX


                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821                         20,650
9/30/00             18,537       19,039                         19,915
3/31/01             15,015       15,394                         16,186
9/30/01             13,506       13,798                         14,618
3/31/02             14,932       15,068          15,010         16,225

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                             One        Five
For the periods ended March 31, 2002         Year       Year*
---------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)    -0.55%       9.41%
---------------------------------------------------------------
S&P 500(R)Index                              0.24%      10.16%
---------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

                                                                  MARCH 31, 2002

 SCHEDULE OF INVESTMENTS 3/31/02

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 COMMON STOCK (96.1%)
 CONSUMER DISCRETIONARY (13.0%)
 American Greetings Corporation - Class A          500      $  9,075
*AOL Time Warner, Inc.                          36,000       851,400
*AutoZone, Inc                                     900        61,965
*Bed Bath & Beyond, Inc.                         2,400        81,000
*Best Buy Co., Inc.                              1,700       134,640
*Big Lots, Inc                                     900        12,645
 The Black & Decker Corporation                    600        27,924
 Brunswick Corporation                             700        19,124
 Carnival Corporation                            4,718       154,043
*Cendant Corporation                             7,972       153,062
 Centex Corporation                                500        25,965
 Circuit City Stores, Inc.                       1,700        30,668
*Clear Channel Communications, Inc.              4,900       251,909
*Comcast Corporation - Class A                   7,700       244,860
 Cooper Tire & Rubber Company                      600        12,990
*Costco Wholesale Corporation                    3,700       147,334
 Dana Corporation                                1,178        25,292
 Darden Restaurants, Inc.                          900        36,531
 Delphi Automotive Systems Corporation           4,529        72,419
 Dillard's, Inc. - Class A                         700        16,702
 Dollar General Corporation                      2,690        43,793
 Dow Jones & Company, Inc.                         700        40,754
 Eastman Kodak Company                           2,400        74,808
 Family Dollar Stores, Inc.                      1,400        46,914
*Federated Department Stores, Inc.               1,537        62,786
 Ford Motor Company                             14,744       243,129
 Fortune Brands, Inc.                            1,200        59,244
 Gannett Co., Inc.                               2,200       167,420
 Gap, Inc.                                       6,962       104,708
 General Motors Corporation                      4,504       272,267
 The Goodyear Tire & Rubber Company              1,300        33,241
 Harley-Davidson, Inc.                           2,425       133,690
*Harrah's Entertainment, Inc.                      900        39,834
 Hasbro, Inc.                                    1,350        21,357
 Hilton Hotels Corporation                       3,000        42,900
 The Home Depot, Inc.                           19,050       926,021
*International Game Technology                     700        43,624
 The Interpublic Group of
    Companies, Inc.                              3,100       106,268
 J.C. Penney Company, Inc.                       2,125        44,009
 Johnson Controls, Inc.                            700        61,817
*Jones Apparel Group, Inc.                       1,000        34,950
 KB Home                                           400        17,360
 Knight-Ridder, Inc.                               700        48,083
*Kohl's Corporation                              2,700       192,105
 Leggett & Platt Incorporated                    1,600        39,680
 The Limited, Inc.                               3,484        62,364

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 CONSUMER DISCRETIONARY (CONTINUED)
 Liz Claiborne, Inc.                               900       $25,524
 Lowe's Companies, Inc.                          6,300       273,987
 Marriott International, Inc. - Class A          2,000        89,900
 Mattel, Inc.                                    3,500        72,940
 The May Department Stores Company               2,450        85,383
 Maytag Corporation                                600        26,550
 McDonald's Corporation                         10,451       290,015
 The McGraw-Hill Companies, Inc.                 1,600       109,200
 Meredith Corporation                              400        17,004
 The New York Times Company - Class A            1,238        59,251
 Newell Rubbermaid, Inc.                         2,145        68,554
 NIKE, Inc. - Class B                            2,200       132,022
 Nordstrom, Inc.                                 1,100        26,950
*Office Depot, Inc.                              2,500        49,625
 Omnicom Group, Inc.                             1,500       141,600
 Pulte Corporation                                 500        23,925
 RadioShack Corporation                          1,433        43,047
*Reebok International Limited                      500        13,515
 Sears, Roebuck & Co.                            2,600       133,302
 The Sherwin-Williams Company                    1,227        34,945
 Snap-On Incorporated                              466        15,867
 The Stanley Works                                 700        32,375
*Staples, Inc.                                   3,800        75,886
*Starbucks Corporation                           3,100        71,703
 Starwood Hotels & Resorts
    Worldwide, Inc.                              1,600        60,176
 Target Corporation                              7,300       314,776
 Tiffany & Co.                                   1,200        42,660
 The TJX Companies, Inc.                         2,200        88,022
*TMP Worldwide, Inc.                               900        31,023
*Toys "R" Us, Inc.                               1,600        28,736
 Tribune Company                                 2,460       111,832
*Tricon Global Restaurants, Inc.                 1,230        72,299
 TRW, Inc.                                       1,000        51,470
 Tupperware Corporation                            500        11,375
*Univision Communications, Inc. -
    Class A                                      1,700        71,400
 V. F. Corporation                                 900        38,925
*Viacom, Inc. - Class B                         14,431       698,027
 Visteon Corporation                             1,052        17,411
 Wal-Mart Stores, Inc.                          36,267     2,222,804
 The Walt Disney Company                        16,525       381,397
 Wendy's International, Inc.                       800        27,984
 Whirlpool Corporation                             500        37,775
--------------------------------------------------------------------
 TOTAL                                                    11,553,836
--------------------------------------------------------------------


                              INDEX 500 STOCK FUND

                        M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 CONSUMER STAPLES (8.6%)
 Adolph Coors Company - Class B                    300    $   20,241
 Alberto-Culver Company - Class B                  500        27,000
 Albertson's, Inc.                               3,339       110,654
 Anheuser-Busch Companies, Inc.                  7,232       377,510
 Archer-Daniels-Midland Company                  5,337        74,344
 Avon Products, Inc.                             1,925       104,566
 Brown-Forman Corporation - Class B                600        43,656
 Campbell Soup Company                           3,324        89,083
 The Clorox Company                              1,900        82,897
 The Coca-Cola Company                          20,225     1,056,959
 Coca-Cola Enterprises, Inc.                     3,600        67,608
 Colgate-Palmolive Company                       4,524       258,547
 ConAgra Foods, Inc.                             4,400       106,700
 CVS Corporation                                 3,200       109,856
 General Mills, Inc.                             3,000       146,550
 The Gillette Company                            8,600       292,486
 H.J. Heinz Company                              2,800       116,200
 Hershey Foods Corporation                       1,100        75,394
 Kellogg Company                                 3,300       110,781
 Kimberly-Clark Corporation                      4,223       273,017
*The Kroger Co.                                  6,522       144,528
 The Pepsi Bottling Group, Inc.                  2,300        59,501
 PepsiCo, Inc.                                  14,200       731,300
 Philip Morris Companies, Inc.                  17,574       925,623
 The Procter & Gamble Company                   10,522       947,927
*Safeway, Inc.                                   4,100       184,582
 Sara Lee Corporation                            6,340       131,618
 SUPERVALU, Inc.                                 1,100        28,380
 SYSCO Corporation                               5,425       161,774
 Unilever NV, ADR                                4,653       264,290
 UST, Inc.                                       1,300        50,609
 Walgreen Co.                                    8,300       325,277
 Winn-Dixie Stores, Inc.                         1,100        17,644
 Wm. Wrigley Jr. Company                         1,800        95,958
--------------------------------------------------------------------
 TOTAL                                                     7,613,060
--------------------------------------------------------------------

ENERGY (6.7%)
Amerada Hess Corporation                           700        55,552
Anadarko Petroleum Corporation                   2,019       113,952
Apache Corporation                               1,100        62,568
Ashland, Inc.                                      600        27,306
Baker Hughes Incorporated                        2,710       103,658
Burlington Resources, Inc.                       1,631        65,387
ChevronTexaco Corporation                        8,711       786,342
Conoco, Inc.                                     5,100       148,818
Devon Energy Corporation                         1,300        62,751
Dynegy, Inc. - Class A                           2,900        84,100
EOG Resources, Inc.                                900        36,504
Exxon Mobil Corporation                         55,599     2,436,904

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 ENERGY (CONTINUED)
 Halliburton Company                             3,446       $58,823
 Kerr-McGee Corporation                            795        49,966
 Marathon Oil Corporation                        2,500        72,000
*Nabors Industries, Inc.                         1,100        46,475
*Noble Drilling Corporation                      1,100        45,529
 Occidental Petroleum Corporation                3,000        87,450
 Phillips Petroleum Company                      3,060       192,168
*Rowan Companies, Inc.                             800        18,432
 Royal Dutch Petroleum Company, ADR             17,300       939,736
 Schlumberger Limited                            4,700       276,454
 Sunoco, Inc.                                      600        24,006
 Transocean Sedco Forex, Inc.                    2,587        85,966
 Unocal Corporation                              2,000        77,900
--------------------------------------------------------------------
 TOTAL                                                     5,958,747
--------------------------------------------------------------------


 FINANCIALS (17.6%)
 ACE Limited                                     2,100        87,570
+AFLAC Incorporated                              4,200       123,900
 The Allstate Corporation                        5,825       220,010
 Ambac Financial Group, Inc.                       900        53,163
 American Express Company                       10,825       443,392
 American International Group, Inc.             21,219     1,530,738
 AmSouth Bancorporation                          3,000        65,940
 Aon Corporation                                 2,225        77,875
 Bank of America Corporation                    12,829       872,628
 The Bank of New York Company, Inc.              6,027       253,255
 Bank One Corporation                            9,458       395,155
 BB&T Corporation                                3,700       141,007
 The Bear Stearns Companies, Inc.                  792        49,698
 Capital One Financial Corporation               1,700       108,545
 The Charles Schwab Corporation                 11,100       145,299
 Charter One Financial, Inc.                     1,853        57,851
 The Chubb Corporation                           1,400       102,340
 Cincinnati Financial Corporation                1,340        58,504
 Citigroup, Inc.                                41,815     2,070,678
 Comerica Incorporated                           1,450        90,727
 Conseco, Inc.                                   2,833        10,255
 Countrywide Credit Industries, Inc.             1,000        44,750
 Fannie Mae                                      8,123       648,865
 Fifth Third Bancorp                             4,714       318,101
 FleetBoston Financial Corporation               8,523       298,305
 Franklin Resources, Inc.                        2,100        88,032
 Freddie Mac                                     5,600       354,872
 Golden West Financial Corporation               1,300        82,550
 The Hartford Financial Services
    Group, Inc.                                  2,000       136,240
 Household International, Inc.                   3,747       212,830
 Huntington Bancshares Incorporated              2,072        40,818
 J.P. Morgan Chase & Co.                        15,990       570,044

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
FINANCIALS (CONTINUED)
Jefferson-Pilot Corporation                      1,200   $    60,096
John Hancock Financial Services, Inc.            2,400        91,656
KeyCorp                                          3,400        90,610
Lehman Brothers Holdings, Inc.                   1,922       124,238
Lincoln National Corporation                     1,500        76,095
Loews Corporation                                1,600        93,728
Marsh & McLennan Companies, Inc.                 2,220       250,283
Marshall & Ilsley Corporation                      900        56,016
MBIA, Inc.                                       1,250        68,363
MBNA Corporation                                 6,950       268,062
Mellon Financial Corporation                     3,823       147,530
Merrill Lynch & Co., Inc.                        6,900       382,122
MetLife, Inc.                                    5,849       184,244
MGIC Investment Corporation                        900        61,587
Moody's Corporation                              1,225        50,348
Morgan Stanley Dean Witter & Co.                 8,936       512,122
National City Corporation                        4,924       151,462
Northern Trust Corporation                       1,800       108,198
The PNC Financial Services Group, Inc.           2,333       143,456
The Progressive Corporation                        600        99,972
Providian Financial Corporation                  2,200        16,610
Regions Financial Corporation                    1,824        62,654
SAFECO Corporation                               1,000        32,040
SouthTrust Corporation                           2,800        73,920
The St. Paul Companies, Inc.                     1,682        77,120
State Street Corporation                         2,600       143,988
Stilwell Financial, Inc.                         1,800        44,082
SunTrust Banks, Inc.                             2,300       153,479
Synovus Financial Corp.                          2,350        71,628
T. Rowe Price Group, Inc.                        1,000        38,930
Torchmark Corporation                            1,000        40,290
U.S. Bancorp                                    15,871       358,208
Union Planters Corporation                       1,100        52,129
UnumProvident Corporation                        1,976        55,190
USA Education, Inc.                              1,300       127,140
Wachovia Corporation                            11,020       408,622
Washington Mutual, Inc.                          7,779       257,718
Wells Fargo & Company                           13,825       682,954
+XL Capital, Ltd. - Class A                      1,100       102,685
Zions Bancorporation                               700        41,489
--------------------------------------------------------------------
TOTAL                                                     15,615,001
--------------------------------------------------------------------

 HEALTHCARE (13.7%)
 Abbott Laboratories                            12,625       664,075
 Aetna, Inc.                                     1,200        46,584
 Allergan, Inc.                                  1,100        71,115
 AmerisourceBergen Corporation                     800        54,640
*Amgen, Inc.                                     8,500       507,280

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 HEALTHCARE (CONTINUED)
 Applera Corporation - Applied
    Biosystems Group                             1,700       $37,995
 Bausch & Lomb Incorporated                        400        17,828
 Baxter International, Inc.                      4,800       285,696
 Becton, Dickinson and Company                   2,100        79,212
*Biogen, Inc.                                    1,200        58,872
 Biomet, Inc.                                    2,200        59,532
*Boston Scientific Corporation                   3,324        83,399
 Bristol-Myers Squibb Company                   15,748       637,637
 C.R. Bard, Inc.                                   400        23,620
 Cardinal Health, Inc.                           3,625       256,976
*Chiron Corporation                              1,500        68,835
 CIGNA Corporation                               1,200       121,668
 Eli Lilly and Company                           9,128       695,554
*Forest Laboratories, Inc.                       1,400       114,380
*Genzyme Corporation                             1,700        74,239
*Guidant Corporation                             2,500       108,300
 HCA, Inc.                                       4,224       186,194
*Health Management Associates, Inc.              2,000        41,460
*HEALTHSOUTH Corporation                         3,200        45,920
*Humana, Inc.                                    1,400        18,942
*Immunex Corporation                             4,400       133,144
 Johnson & Johnson                              24,964     1,621,412
*King Pharmaceuticals, Inc.                      2,033        71,175
*Manor Care, Inc.                                  800        18,640
 McKesson HBOC, Inc.                             2,321        86,875
*MedImmune, Inc.                                 2,000        78,660
 Medtronic, Inc.                                 9,800       443,058
 Merck & Co., Inc.                              18,480     1,064,078
 Pfizer, Inc.                                   51,099     2,030,674
 Pharmacia Corporation                          10,503       473,475
*Quintiles Transnational Corp.                   1,000        17,750
 Schering-Plough Corporation                    11,900       372,470
*St. Jude Medical, Inc.                            700        54,005
 Stryker Corporation                             1,600        96,528
*Tenet Healthcare Corporation                    2,600       174,252
 UnitedHealth Group Incorporated                 2,500       191,050
*Watson Pharmaceuticals, Inc.                      900        24,381
*Wellpoint Health Networks, Inc. -
    Class A                                      1,200        76,404
 Wyeth                                          10,700       702,455
 Zimmer Holdings, Inc.                           1,530        52,097
--------------------------------------------------------------------
 TOTAL                                                    12,142,536
--------------------------------------------------------------------

 INDUSTRIALS (10.5%)
*Allied Waste Industries, Inc.                   1,600        20,800
*American Power Conversion
 Corporation                                     1,600        23,648

                              INDEX 500 STOCK FUND

                           M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INDUSTRIALS (CONTINUED)
*AMR Corporation                                 1,300       $34,333
 Automatic Data Processing, Inc.                 5,050       294,264
 Avery Dennison Corporation                        900        54,927
 The Boeing Company                              6,770       326,652
 Burlington Northern Santa Fe
    Corporation                                  3,127        94,373
 Caterpillar, Inc.                               2,800       159,180
 Cintas Corporation                              1,400        69,804
*Concord EFS, Inc.                               4,100       136,325
*Convergys Corporation                           1,400        41,398
 Cooper Industries, Inc.                           800        33,560
 Crane Co.                                         450        12,303
 CSX Corporation                                 1,700        64,787
 Cummins, Inc.                                     300        14,169
 Danaher Corporation                             1,200        85,224
 Deere & Company                                 1,900        86,545
 Delta Air Lines, Inc.                           1,000        32,720
 Deluxe Corporation                                537        24,842
 Dover Corporation                               1,600        65,600
 Eaton Corporation                                 600        48,588
 Emerson Electric Co.                            3,525       202,300
 Equifax, Inc.                                   1,200        35,880
*FedEx Corporation                               2,420       140,602
 First Data Corporation                          3,126       272,744
*Fiserv, Inc.                                    1,500        68,985
 Fluor Corporation                                 700        28,553
 General Dynamics Corporation                    1,600       150,320
 General Electric Company                       80,696     3,022,064
 Genuine Parts Company                           1,450        53,317
 Goodrich Corporation                              800        25,312
 H&R Block, Inc.                                 1,500        66,675
 Honeywell International, Inc.                   6,650       254,496
 Illinois Tool Works, Inc.                       2,500       180,875
 IMS Health Incorporated                         2,400        53,880
+Ingersoll-Rand Company - Class A                1,350        67,527
 ITT Industries, Inc.                              700        44,128
 Lockheed Martin Corporation                     3,600       207,288
 Masco Corporation                               3,700       101,565
 McDermott International, Inc.                     500         7,775
 Minnesota Mining and
    Manufacturing Company                        3,200       368,031
 Molex Incorporated                              1,550        53,739
 Navistar International Corporation                500        22,150
 Norfolk Southern Corporation                    3,100        74,214
 Northrop Grumman Corporation                      900       101,745
 PACCAR, Inc.                                      600        43,926
 Pall Corporation                                1,000        20,490
 Parker-Hannifin Corporation                       950        47,405

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INDUSTRIALS (CONTINUED)
 Paychex, Inc.                                   3,025      $120,093
 Pitney Bowes, Inc.                              1,936        82,861
*Power-One, Inc.                                   600         4,908
 R.R. Donnelley & Sons Company                     933        29,016
 Raytheon Company                                3,200       131,360
*Robert Half International, Inc.                 1,400        41,328
 Rockwell Collins, Inc.                          1,500        37,830
 Rockwell International Corporation              1,500        30,090
 Ryder System, Inc.                                500        14,770
 Sabre Holdings Corporation - Class A            1,111        51,895
 Southwest Airlines Co.                          6,180       119,583
 Textron, Inc.                                   1,100        56,210
 Thomas & Betts Corporation                        500        10,580
 Tyco International, Ltd.                       16,170       522,613
 Union Pacific Corporation                       2,000       124,280
 United Technologies Corporation                 3,800       281,960
*US Airways Group, Inc.                            500         3,225
 W.W. Grainger, Inc.                               800        44,984
 Waste Management, Inc.                          5,057       137,803
--------------------------------------------------------------------
 TOTAL                                                     9,285,417
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY  (15.6%)
*ADC Telecommunications, Inc.                    6,400        26,048
 Adobe Systems Incorporated                      1,900        76,551
*Advanced Micro Devices, Inc.                    2,700        39,717
*Agilent Technologies, Inc.                      3,746       130,960
*Altera Corporation                              3,124        68,322
*Analog Devices, Inc.                            2,900       130,616
*Andrew Corporation                                700        11,711
*Apple Computer, Inc.                            2,900        68,643
*Applied Materials, Inc.                         6,600       358,182
*Applied Micro Circuits Corporation              2,400        19,200
 Autodesk, Inc.                                    400        18,676
*Avaya, Inc.                                     2,477        18,280
*BMC Software, Inc.                              2,000        38,900
*Broadcom Corporation - Class A                  2,100        75,390
*CIENA Corporation                               2,600        23,400
*Cisco Systems, Inc.                            59,633     1,009,587
*Citrix Systems, Inc.                            1,500        25,920
 Compaq Computer Corporation                    13,812       144,335
 Computer Associates International, Inc.         4,700       102,883
*Computer Sciences Corporation                   1,400        71,050
*Compuware Corporation                           3,000        38,730
*Comverse Technology, Inc.                       1,500        19,005
*Conexant Systems, Inc.                          2,000        24,100
 Corning Incorporated                            7,700        58,674
*Dell Computer Corporation                      21,200       553,532
 Electronic Data Systems Corporation             3,833       222,276

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INFORMATION TECHNOLOGY (CONTINUED)
*EMC Corporation                                18,012      $214,703
*Gateway, Inc.                                   2,500        15,800
 Hewlett-Packard Company                        15,800       283,452
 Intel Corporation                              54,594     1,660,203
 International Business
 Machines Corporation                           13,951     1,450,904
*Intuit, Inc.                                    1,700        65,212
*Jabil Circuit, Inc.                             1,600        37,648
*JDS Uniphase Corporation                       10,800        63,612
*KLA-Tencor Corporation                          1,500        99,750
*Lexmark International Group, Inc. -
    Class A                                      1,100        62,898
 Linear Technology Corporation                   2,600       114,972
*LSI Logic Corporation                           3,000        51,000
 Lucent Technologies, Inc.                      27,784       131,418
*Maxim Integrated Products, Inc.                 2,600       144,846
*Mercury Interactive Corporation                   700        26,355
*Micron Technology, Inc.                         4,900       161,210
*Microsoft Corporation                          43,800     2,641,577
 Millipore Corporation                             400        17,696
 Motorola, Inc.                                 18,060       256,452
*National Semiconductor Corporation              1,414        47,638
*NCR Corporation                                   800        35,800
*Network Appliance, Inc.                         2,700        55,026
 Nortel Networks Corporation                    26,045       116,942
*Novell, Inc.                                    2,900        11,281
*Novellus Systems, Inc.                          1,200        64,956
*Nvidia Corporation                              1,200        53,232
*Oracle Corporation                             45,225       578,880
*Palm, Inc.                                      4,408        17,588
*Parametric Technology Corporation               2,100        12,684
*PeopleSoft, Inc.                                2,500        91,325
 PerkinElmer, Inc.                               1,000        18,500
*PMC-Sierra, Inc.                                1,300        21,164
*QLogic Corporation                                800        39,616
*QUALCOMM, Inc.                                  6,200       233,368
*Rational Software Corporation                   1,600        25,328
*Sanmina-SCI Corporation                         4,200        49,350
*Sapient Corporation                               900         4,275
 Scientific-Atlanta, Inc.                        1,300        30,030
*Siebel Systems, Inc.                            3,800       123,918
*Solectron Corporation                           6,700        52,260
*Sun Microsystems, Inc.                         26,349       232,398
 Symbol Technologies, Inc.                       1,850        20,794
 Tektronix, Inc.                                   700        16,562
*Tellabs, Inc.                                   3,300        34,551
*Teradyne, Inc.                                  1,500        59,145
 Texas Instruments Incorporated                 14,125       467,538
*Thermo Electron Corporation                     1,400        29,022

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INFORMATION TECHNOLOGY (CONTINUED)
*Unisys Corporation                              2,600       $32,838
*VERITAS Software Corporation                    3,238       141,922
*Vitesse Semiconductor Corporation               1,532        15,014
 Xerox Corporation                               5,800        62,350
*Xilinx, Inc.                                    2,700       107,622
*Yahoo!, Inc.                                    4,600        84,962
--------------------------------------------------------------------
 TOTAL                                                    13,862,275
--------------------------------------------------------------------


 MATERIALS (2.8%)
 Air Products and Chemicals, Inc.                1,800        92,970
 Alcan, Inc.                                     2,600       103,038
 Alcoa, Inc.                                     6,886       259,878
 Allegheny Technologies Incorporated               600         9,924
 Ball Corporation                                  400        18,888
 Barrick Gold Corporation                        4,360        80,922
 Bemis Company, Inc.                               400        21,740
 Boise Cascade Corporation                         500        18,120
 The Dow Chemical Company                        7,311       239,216
 E. I. du Pont de Nemours and Company            8,327       392,618
 Eastman Chemical Company                          600        29,274
 Ecolab, Inc.                                    1,000        45,720
 Engelhard Corporation                           1,100        34,133
*Freeport-McMoRan Copper &
 Gold, Inc. - Class B                            1,200        21,144
 Georgia-Pacific Corporation                     1,896        56,785
 Great Lakes Chemical Corporation                  400        11,268
 Hercules Incorporated                             900        11,979
*Inco Limited                                    1,500        29,355
 International Flavors & Fragrances, Inc.          725        25,353
 International Paper Company                     3,886       167,137
 Louisiana-Pacific Corporation                     800         8,592
 MeadWestvaco Corp.                              1,576        52,244
 Newmont Mining Corporation                      3,158        87,445
 Nucor Corporation                                 600        38,544
*Pactiv Corporation                              1,300        26,026
 Phelps Dodge Corporation                          596        25,092
 Placer Dome, Inc.                               2,600        31,850
 PPG Industries, Inc.                            1,400        76,874
 Praxair, Inc.                                   1,300        77,740
 Rohm and Haas Company                           1,805        76,297
*Sealed Air Corporation                            714        33,615
 Sigma-Aldrich Corporation                         600        28,176
 Temple-Inland, Inc.                               400        22,688
 United States Steel                               700        12,705
 Vulcan Materials Company                          800        38,032
*Waters Corporation                              1,100        30,767
 Weyerhaeuser Company                            1,800       113,148
 Worthington Industries, Inc.                      700        10,752
--------------------------------------------------------------------
 TOTAL                                                     2,460,049
--------------------------------------------------------------------

                              INDEX 500 STOCK FUND

                           M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (0.2%)
 Equity Office Properties Trust                  3,400      $101,966
 Equity Residential Properties Trust             2,200        63,228
 Plum Creek Timber Company, Inc.                 1,500        44,565
--------------------------------------------------------------------
 TOTAL                                                       209,759
--------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (4.4%)
 ALLTEL Corporation                              2,500       138,875
 AT&T Corp.                                     28,711       450,763
*AT&T Wireless Services, Inc.                   21,931       196,282
 BellSouth Corporation                          15,300       563,958
 CenturyTel, Inc.                                1,100        37,400
*Citizens Communications Company                 2,300        24,725
*Nextel Communications, Inc. - Class A           6,417        34,523
 Qwest Communications
    International, Inc.                         13,500       110,970
 SBC Communications, Inc.                       27,318     1,022,787
 Sprint Corporation                              7,200       110,088
*Sprint Corporation (PCS Group)                  8,000        82,320
 Verizon Communications, Inc.                   22,054     1,006,765
*WorldCom, Inc. - WorldCom Group                23,950       161,423
--------------------------------------------------------------------
 TOTAL                                                     3,940,879
--------------------------------------------------------------------

 UTILITIES (3.0%)
*The AES Corporation                             4,325        38,925
 Allegheny Energy, Inc.                          1,000        41,350
 Ameren Corporation                              1,100        47,025
 American Electric Power Company, Inc.           2,600       119,834
*Calpine Corporation                             2,500        31,750
 Cinergy Corp.                                   1,300        46,475
 CMS Energy Corporation                          1,100        24,893
 Consolidated Edison, Inc.                       1,725        72,295
 Constellation Energy Group, Inc.                1,300        40,105
 Dominion Resources, Inc.                        2,142       139,573
 DTE Energy Company                              1,300        59,150
 Duke Energy Corporation                         6,762       255,604
*Edison International                            2,600        43,550
 El Paso Corporation                             4,168       183,517
 Entergy Corporation                             1,800        78,138
 Exelon Corporation                              2,637       139,682
 FirstEnergy Corp.                               2,437        84,271
 FPL Group, Inc.                                 1,400        83,370
 KeySpan Corporation                             1,100        40,029
 Kinder Morgan, Inc.                               900        43,587
*Mirant Corporation                              3,227        46,630
 Nicor, Inc.                                       400        18,220
 NiSource, Inc.                                  1,651        37,890
 Peoples Energy Corporation                        300        11,814
 PG&E Corporation                                3,100        73,036

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 UTILITIES (CONTINUED)
 Pinnacle West Capital Corporation                 700       $31,745
 PPL Corporation                                 1,198        47,453
 Progress Energy, Inc.                           1,793        89,722
 Public Service Enterprise
    Group Incorporated                           1,724        78,959
 Reliant Energy, Inc.                            2,373        61,200
 Sempra Energy                                   1,651        41,523
 The Southern Company                            5,600       148,344
 TECO Energy, Inc.                               1,100        31,493
 TXU Corp.                                       2,197       119,758
 The Williams Companies, Inc.                    4,200        98,952
 Xcel Energy, Inc.                               2,940        74,529
--------------------------------------------------------------------
 TOTAL                                                     2,624,391
--------------------------------------------------------------------
 TOTAL COMMON STOCK
   (COST $86,314,494)                                     85,265,950
--------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (3.8%)
 FEDERAL GOVERNMENT & AGENCIES (1.1%)
+Federal Home Loan Discount Note,
 1.74%, 5/16/02                              1,000,000       997,825
--------------------------------------------------------------------

 PERSONAL CREDIT INSTITUTIONS (2.7%)
+Salomon Smith Barney Holdings,
 1.81%, 4/19/02                              2,400,000     2,397,828
--------------------------------------------------------------------

 TOTAL MONEY MARKET INVESTMENTS
   (COST $3,395,653)                                       3,395,653
--------------------------------------------------------------------

 TOTAL INVESTMENTS (99.9%)
   (COST $89,710,147)^                                    88,661,603
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.1%)                        84,573
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $88,746,176
--------------------------------------------------------------------

 *Non-Income Producing

 ADR - American Depositary Receipt

+All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                                   Unrealized
                                   Number of    Expiration        Appreciation
Issuer                             Contracts        Date         (Depreciation)
-------------------------------------------------------------------------------
 S&P 500(R)Index Futures
    (Total notional value at
       3/31/02, $3,486,375)            12          6/02             $(38,775)

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $89,978,096 and the net unrealized depreciation of investments based on that cost was $1,316,493 which is comprised of $12,306,421 aggregate gross unrealized appreciation and $13,622,914 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2002
------------------------
  ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
  OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

  PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

  STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

  NET ASSETS:  $77.1 million
--------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by a team of investment professionals. The Fund is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Since the stock market's peak in the first quarter of 2000, the Fund has maintained a fairly defensive posture with regard to equities. Accordingly, equity exposure has been maintained near the low end of its normal range, which is 50% to 70% of assets. Highly volatile equity markets during this period created several opportunities to invest at times when market responses to bad news seemed excessive. The Fund's managers took advantage of these market dips to selectively increase equity holdings.

More recently, as evidence is mounting that the brief recession of 2001 will be followed by a strong recovery, the Fund has been moved to a more neutral equity posture: equities represent 61% of total assets at the end of March 2002. Within the equity position, the Fund has benefited from its fairly aggressive stance toward small-cap stocks, which now represent 14% of assets, within a normal range of 8% to 17%. Foreign stocks also offer good value, with the potential for upward movement as the global economy improves.

Within the bond segment of the Fund, the focus has been on corporate and other spread bonds, which have outperformed U.S. Treasury securities over the last year. (The term "spread bonds" refers to bonds that have higher yields than bonds issued by the U.S. government because they have a degree of credit risk.) The high-yield position is near its upper limit of 10%; these bonds have the potential to benefit from an improving economic environment.

ASSET ALLOCATION
3/31/02

Large-Cap
Stocks
---------
33%

Investment-Grade Bonds
----------------------
                   23%

Foreign
 Stocks
-------
    14%

Small-Cap Stocks
----------------
             14%

Below Investment-
      Grade Bonds
-----------------
               9%

Short-term
Investments
-----------
6%

Convertible Securities
----------------------
1%

Asset Allocation is based on invested assets.
Asset Allocation is subject to change.

                              ASSET ALLOCATION FUND

                           M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES


                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621               20,650     12,167     11,634
9/30/00     17,408       17,871               19,916     12,733     11,989
3/31/01     15,818       16,193               16,186     13,679     12,368
9/30/01     14,780       15,062               14,618     14,395     12,642
3/31/02     16,154       16,321    16,203     16,225     14,386     12,777

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                            One        Five
For the periods ended March 31, 2002        Year       Year*
---------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)    2.12%      11.15%
---------------------------------------------------------------
S&P 500(R) Index                            0.24%      10.16%
---------------------------------------------------------------
Merrill Lynch Domestic Master Index         5.17%       7.54%
---------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill          3.31%       5.02%
---------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

 SCHEDULE OF INVESTMENTS 3/31/02

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 DOMESTIC COMMON STOCKS AND WARRANTS (40.3%)
 LARGE CAP COMMON STOCK (26.0%)
 CONSUMER CYCLICAL (0.0%)
 Jostens, Inc.                                     100        $1,500
--------------------------------------------------------------------

 CONSUMER DISCRETIONARY (5.3%)
*AOL Time Warner, Inc.                          10,500       248,325
 Fortune Brands, Inc.                            8,500       419,645
 Gannett Co., Inc.                               1,600       121,760
 Harley-Davidson, Inc.                           7,600       418,988
 The Home Depot, Inc.                            4,600       223,606
*Kohl's Corporation                              6,000       426,900
 Luxottica Group SPA, ADR                        7,000       135,660
 The McGraw-Hill Companies, Inc.                 5,500       375,375
 Newell Rubbermaid, Inc.                         7,000       223,720
 Omnicom Group, Inc.                             3,500       330,400
 Target Corporation                              5,100       219,912
 Tribune Company                                 3,800       172,748
 Wal-Mart Stores, Inc.                           9,500       582,255
 Wendy's International, Inc.                     3,200       111,936
--------------------------------------------------------------------
 TOTAL                                                     4,011,230
--------------------------------------------------------------------


 CONSUMER STAPLES (2.5%)
 Anheuser-Busch Companies, Inc.                  6,500       339,300
 The Estee Lauder Companies, Inc. -
    Class A                                      6,700       228,872
 General Mills, Inc.                             3,400       166,090
 Kimberly-Clark Corporation                      2,900       187,485
 Kraft Foods, Inc. - Class A                     5,500       212,575
 PepsiCo, Inc.                                   8,700       448,050
 Walgreen Co.                                    9,200       360,548
--------------------------------------------------------------------
 TOTAL                                                     1,942,920
--------------------------------------------------------------------

 ENERGY (1.4%)
 ChevronTexaco Corporation                       3,500       315,945
 EOG Resources, Inc.                             6,000       243,360
 Exxon Mobil Corporation                        12,000       525,960
--------------------------------------------------------------------
 TOTAL                                                     1,085,265
--------------------------------------------------------------------

 FINANCIALS (4.9%)
 American International Group, Inc.              6,400       461,696
 The Bank of New York Company, Inc.              6,000       252,120
 The Chubb Corporation                           4,100       299,710
 Citigroup, Inc.                                12,000       594,240
 Fifth Third Bancorp                             7,100       479,108
 Freddie Mac                                     3,300       209,121
 The Goldman Sachs Group, Inc.                   2,600       234,650
 Household International, Inc.                   4,200       238,560
 Lehman Brothers Holdings, Inc.                  1,600       103,424

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 FINANCIALS (CONTINUED)
 Morgan Stanley Dean Witter & Co.                4,300      $246,433
 Northern Trust Corporation                      4,300       258,473
 The PNC Financial Services Group, Inc.          4,300       264,407
 Wells Fargo & Company                           1,800        88,920
--------------------------------------------------------------------
 TOTAL                                                     3,730,862
--------------------------------------------------------------------

 HEALTHCARE (3.6%)
*Amgen, Inc.                                     8,000       477,440
 Baxter International, Inc.                      6,700       398,784
 Bristol-Myers Squibb Company                    2,500       101,225
 Eli Lilly and Company                           3,100       236,220
 Johnson & Johnson                               9,000       584,549
 Medtronic, Inc.                                 7,000       316,470
 Merck & Co., Inc.                               3,500       201,530
 Pfizer, Inc.                                   10,000       397,400
*Taro Pharmaceutical Industries, Ltd.            1,600        45,360
--------------------------------------------------------------------
 TOTAL                                                     2,758,978
--------------------------------------------------------------------

 INDUSTRIALS (1.7%)
*Canadian National Railway Company               1,100        54,956
 General Electric Company                       27,500     1,029,874
 Tyco International, Ltd.                        5,900       190,688
 Union Pacific Corporation                         400        24,856
--------------------------------------------------------------------
 TOTAL                                                     1,300,374
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY (4.6%)
*Amdocs Limited                                  6,500       173,225
*Applied Materials, Inc.                         1,100        59,697
*Cisco Systems, Inc.                            21,300       360,609
 Electronic Data Systems Corporation             7,500       434,925
 Flextronics International Ltd.                  6,300       114,975
 Intel Corporation                              10,500       319,305
 International Business
    Machines Corporation                         3,400       353,600
*Microsoft Corporation                          12,500       753,874
*Nokia Corp., ADR                                6,300       130,662
*PeopleSoft, Inc.                                2,700        98,631
*QUALCOMM Incorporated                           2,400        90,336
*Sanmina-SCI Corporation                         4,400        51,700
 Semiconductor Holders Trust                    10,100       469,953
 Texas Instruments Incorporated                  5,000       165,500
--------------------------------------------------------------------
 TOTAL                                                     3,576,992
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 MATERIALS (1.4%)
 Air Products and Chemicals, Inc.                6,700      $346,055
 Alcoa, Inc.                                    10,100       381,174
 The Dow Chemical Company                        4,200       137,424
 Ecolab, Inc.                                    5,200       237,744
--------------------------------------------------------------------
 TOTAL                                                     1,102,397
--------------------------------------------------------------------

 TELECOMMUNICATION SERVICES (0.3%)
 Verizon Communications, Inc.                    5,900       269,335
--------------------------------------------------------------------

 UTILITIES (0.3%)
 El Paso Corporation                             3,400       149,702
*Mirant Corporation                              7,200       104,040
--------------------------------------------------------------------
 TOTAL                                                       253,742
--------------------------------------------------------------------
 TOTAL LARGE CAP COMMON STOCK                             20,033,595
--------------------------------------------------------------------

 SMALL CAP COMMON STOCK (14.3%)
 CONSUMER DISCRETIONARY (2.5%)
 Ann Taylor Stores Corporation                   1,200        51,864
*Catalina Marketing Corporation                  4,100       149,650
*CDW Computer Centers, Inc.                      1,100        55,374
*Coach, Inc.                                     1,700        86,207
*Entercom Communications Corp. -
    Class A                                      1,200        65,844
 The Gymboree Corporation                        8,400       123,900
*Hispanic Broadcasting Corporation -
    Class A                                      1,100        32,032
*Jones Apparel Group, Inc.                       2,200        76,890
*Lamar Advertising Company - Class A             2,500       101,550
 Leggett & Platt Incorporated                    7,000       173,600
*Michaels Stores, Inc.                           6,500       245,700
*O'Reilly Automotive, Inc.                      10,900        44,113
*Orient-Express Hotels, Ltd. - Class A             500        10,250
 Polaris Industries, Inc.                        1,400        89,180
 Stoneridge, Inc.                                6,100        60,085
 The Talbots, Inc.                               1,100        38,940
*Tommy Hilfiger Corporation                      7,000       100,450
*Westwood One, Inc.                              2,600        99,710
--------------------------------------------------------------------
 TOTAL                                                     1,905,339
--------------------------------------------------------------------

 CONSUMER STAPLES (0.0%)
*Steiner Leisure Limited                         1,350        29,106
--------------------------------------------------------------------

 ENERGY (0.6%)
*BJ Services Company                             3,300       113,751
*Cal Dive International, Inc.                    5,000       124,500
*Energy Partners, Ltd.                           6,900        55,269
*Patterson-UTI Energy, Inc.                      4,300       127,882
*Weatherford International, Inc.                 1,600        76,208
--------------------------------------------------------------------
 TOTAL                                                       497,610
--------------------------------------------------------------------

                              ASSET ALLOCATION FUND

                          M A S O N  S T R E E T  F U N D S

                             ASSET ALLOCATION FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 FINANCIALS (1.3%)
 GreenPoint Financial Corp.                      2,542      $111,085
 Investors Financial Services Corp.              5,900       448,695
 Old Republic International Corporation          2,800        89,516
 Radian Group, Inc.                              2,400       117,792
 SouthTrust Corporation                          4,100       108,240
*Trammell Crow Company                           6,700        97,150
--------------------------------------------------------------------
 TOTAL                                                       972,478
--------------------------------------------------------------------

 HEALTHCARE (2.9%)
*AdvancePCS                                      4,200       126,378
*Apogent Technologies, Inc.                      3,500        86,380
 D & K Healthcare Resources, Inc.                2,300       138,046
*DaVita, Inc.                                   17,000       430,100
*Health Management Associates, Inc. -
    Class A                                      5,600       116,088
*Lincare Holdings, Inc.                         14,500       393,240
*Patterson Dental Company                        7,100       310,483
*Province Healthcare Company                     7,150       227,156
*Renal Care Group, Inc.                          4,800       157,440
*Triad Hospitals, Inc.                           3,615       124,284
*Universal Health Services, Inc. - Class B       2,400        99,000
--------------------------------------------------------------------
 TOTAL                                                     2,208,595
--------------------------------------------------------------------

 INDUSTRIALS (4.0%)
*The BISYS Group, Inc.                           4,000       141,000
 C.H. Robinson Worldwide, Inc.                   4,100       137,760
*Charles River Associates Incorporated           3,500        52,675
 Cintas Corporation                              2,400       119,664
*Concord EFS, Inc.                               6,400       212,800
*The Corporate Executive Board Company           4,600       172,551
*DiamondCluster International, Inc. -
     Class A                                     3,000        38,760
*DST Systems, Inc.                               3,600       179,280
 Expeditors International of
    Washington, Inc.                             1,700       103,700
*Fiserv, Inc.                                   10,500       482,895
*Integrated Defense Technology, Inc.               200         5,550
*ITT Educational Services, Inc.                  1,100        49,500
*Knight Transportation, Inc.                    10,687       225,923
*Mettler-Toledo International, Inc.              2,000        90,520
*MSC Industrial Direct Co., Inc. - Class A       4,600       105,340
*P.A.M. Transportation Services, Inc.            3,300        83,490
 Paychex, Inc.                                   2,750       109,175
*Resources Connection, Inc.                      3,100        89,683
*Robert Half International, Inc.                 2,400        70,848
 SkyWest, Inc.                                   2,800        69,804
*Swift Transportation Co., Inc.                  5,800       127,136

                                            Shares/Par  Market Value
--------------------------------------------------------------------
 INDUSTRIALS (CONTINUED)
 Teleflex Incorporated                           5,400      $295,218
*Tetra Tech, Inc.                                5,750        82,168
--------------------------------------------------------------------
 TOTAL                                                     3,045,440
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY (3.0%)
*ADC Telecommunications, Inc.                   18,400        74,888
*Advent Software, Inc.                           2,100       124,236
*Aspen Technology, Inc.                          2,800        64,120
*BARRA, Inc.                                     1,450        87,827
*CACI International                              1,100        38,621
*Credence Systems Corporation                    5,700       125,172
*DDi Corp.                                       4,900        41,797
*EPIQ Systems, Inc.                              4,850        77,261
*Intersil Corporation - Class A                  4,200       119,070
*Keane, Inc.                                     6,600       112,530
*Micrel Incorporated                             3,300        83,226
*Microchip Technology Incorporated               2,800       117,124
*MKS Instruments, Inc.                           1,900        65,056
*Nassda Corporation                              3,300        50,160
*Novellus Systems, Inc.                          2,600       140,738
*PRI Automation, Inc.                            5,200       121,207
*QLogic Corporation                              1,900        94,088
*Rational Software Corporation                   5,200        82,316
*Renaissance Learning, Inc.                      2,200        71,940
*Semtech Corporation                             3,700       135,050
*UTStarcom, Inc.                                 6,850       179,676
*Varian, Inc.                                    6,100       231,434
*Zebra Technologies Corporation -
    Class A                                      1,800        97,362
--------------------------------------------------------------------
 TOTAL                                                     2,334,899
--------------------------------------------------------------------

 TECHNOLOGY (0.0%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings, Inc.                 100         2,500
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
 Horizon PCS, Inc.                                  50         1,500
 IWO Holdings, Inc. 144A                            50         1,250
--------------------------------------------------------------------
 TOTAL                                                         2,750
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
*GT Group Telecom, Inc.                            100           200
--------------------------------------------------------------------
 TOTAL TECHNOLOGY                                              5,450
--------------------------------------------------------------------

 TRANSPORT SERVICES (0.0%)
 Railamerica, Inc.                                  50         2,506
--------------------------------------------------------------------
 TOTAL SMALL CAP COMMON STOCK                             11,001,423
--------------------------------------------------------------------

 TOTAL DOMESTIC COMMON
   STOCKS AND WARRANTS
   (COST $26,458,945)                                     31,035,018
--------------------------------------------------------------------

                                                        MARCH 31, 2002

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------

 FOREIGN COMMON STOCK (13.5%)
 BANK HOLDING COMPANIES (0.1%)
 Royal Bank of Scotland
    Group PLC                 United Kingdom     3,625       $93,330
--------------------------------------------------------------------

 BUSINESS SERVICES (0.1%)
*Vivendi Universal SA         France            1,656        64,404
--------------------------------------------------------------------

 COMMERCIAL BANKS (0.3%)
*Commonwealth Bank
    of Australia              Australia          2,800        47,879
*Lloyds TSB Group PLC         United Kingdom    16,000       164,274
--------------------------------------------------------------------
 TOTAL                                                       212,153
--------------------------------------------------------------------

 COMMUNICATION SERVICES (0.8%)
 Altadis, SA                  Spain             10,000       183,639
*China Mobile
    (Hong Kong) Limited       Hong Kong         24,000        74,156
 Nokia OYJ                    Finland            4,000        84,273
*NTT DoCoMo, Inc.             Japan                500       135,813
*Telefonica SA                Spain              9,741       109,199
--------------------------------------------------------------------
 TOTAL                                                       587,080
--------------------------------------------------------------------

 COMPUTER & SOFTWARE STORES (0.2%)
*Electronics Butique PLC      United Kingdom    71,000       147,342
--------------------------------------------------------------------

 COMPUTER-RELATED SERVICES (0.2%)
*Nintendo Co., Ltd.           Japan              1,000       146,075
--------------------------------------------------------------------

 COMPUTERS, PERIPHERALS & SOFTWARE (0.1%)
*Thiel Logistik AG            Germany            6,500        93,224
--------------------------------------------------------------------

 CONSUMER DISCRETIONARY  (0.8%)
*Bayerische Motoren
    Werke (BMW) AG            Germany            4,500       179,408
 CANON, INC.                  Japan              4,000       148,489
*Fraport AG                   Germany            1,989        45,462
 Royal Philips
    Electronics NV            Netherlands        4,424       134,966
--------------------------------------------------------------------
 TOTAL                                                       508,325
--------------------------------------------------------------------

 CONSUMER STAPLES (1.8%)
 Cadbury Schweppes PLC        United Kingdom     7,500        51,532
 Electrloux AB-Series B       Sweden             7,500       133,228
 Koninklijke Ahold NV         Netherlands        6,111       160,362
*Nestle SA                    Switzerland        1,000       222,379
*Parmalat Finanziaria SPA     Italy             50,000       160,521
 Swedish Match AB             Sweden            48,000       319,745
*Syngenta AG                  Switzerland        1,800       109,971
 Unilever PLC                 United Kingdom    20,000       160,059
--------------------------------------------------------------------
 TOTAL                                                     1,317,797
--------------------------------------------------------------------

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------

 DRILLING OIL & GAS WELLS (0.2%)
 Saipem SPA                   Italy             27,000      $166,272
--------------------------------------------------------------------

 ELECTRICAL & ELECTRONIC MACHINERY, EQUIPMENT (0.1%)
 Aggreko PLC                  United Kingdom    25,000       103,953
--------------------------------------------------------------------

 ELECTRONIC COMPONENTS (0.2%)
*Infineon Technologies AG     Germany            8,500       192,651
--------------------------------------------------------------------

 ENERGY (0.8%)
 Centrica PLC                 United Kingdom    44,200       143,192
 Pechiney SA - A Shares       France             2,000       106,607
 Total Fina Elf SA            France             1,520       234,708
 Vestas Wind Systems A/S      Denmark            3,242       102,726
--------------------------------------------------------------------
 TOTAL                                                       587,233
--------------------------------------------------------------------

 ENGINES & TURBINES (0.2%)
 Beru AG                      Germany            3,700       183,988
--------------------------------------------------------------------

 ENTERTAINERS & ENTERTAINMENT GROUPS (0.2%)
 Rank Group PLC               United Kingdom    46,000       191,929
--------------------------------------------------------------------

 FINANCE (1.1%)
 Banco Santander Central
    Hispano SA                Spain             18,000       150,750
 Bank Sarasin & Cie           Switzerland           65       115,947
 HSBC Holdings PLC            Hong Kong         10,500       121,157
 ING Groep NV                 Netherlands        5,400       146,981
 Muenchener
    Rueckversicherungs-
    Gesellschaft              Germany              550       136,748
 Royal Bank of Canada         Canada             6,250       208,407
--------------------------------------------------------------------
TOTAL                                                        879,990
--------------------------------------------------------------------

 FINANCE SERVICES (0.7%)
*BNP Paribas SA               France             6,800       343,479
*Man Group PLC                United Kingdom     9,400       159,960
--------------------------------------------------------------------
 TOTAL                                                       503,439
--------------------------------------------------------------------

 GROCERY STORES (0.1%)
*Lawson, Inc.                 Japan              3,200        88,852
--------------------------------------------------------------------

 HOUSE FURNISHINGS (0.1%)
*MFI Furniture Group PLC      United Kingdom    25,000        61,055
--------------------------------------------------------------------

 INDUSTRIALS (0.6%)
 Brisa-Auto Estradas de
    Portugal SA               Portugal          40,000       186,343
 Vinci SA                     France             4,000       259,101
--------------------------------------------------------------------
 TOTAL                                                       445,444
--------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S


                             ASSET ALLOCATION FUND

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------

 INFORMATION TECHNOLOGY (0.1%)
 Amey PLC                     United Kingdom    11,000       $40,805
--------------------------------------------------------------------
 INSTALLING BUILDING EQUIPMENT (0.0%)
*Kone OYJ                     Finland              310        28,021
--------------------------------------------------------------------

 INSURANCE & DIVERSIFIED FINANCIAL COMPANIES (0.2%)
*Swiss Reinsurance Co.        Switzerland        2,000       184,028
--------------------------------------------------------------------

 INVESTMENT ADVICE (0.1%)
*MLP AG                       Germany            1,500       102,332
--------------------------------------------------------------------

 INVESTMENT OFFICES (0.2%)
 Macquarie Infrastructure
    Group                     Australia         86,900       159,541
--------------------------------------------------------------------

 JEWELRY STORES (0.1%)
*Folli-Follie                 Greece             2,900        50,599
--------------------------------------------------------------------

 LIFE INSURANCE (0.1%)
*Converium Holding AG         Switzerland          800        40,908
--------------------------------------------------------------------

 MANUFACTURING INDUSTRIES (0.2%)
*Neopost SA                   France             3,600       122,484
--------------------------------------------------------------------

 MATERIALS (0.3%)
 Norske Skogindustrier ASA    Norway            10,950       207,676
--------------------------------------------------------------------

 MEDICAL & HOSPITAL EQUIPMENT (0.4%)
*Elekta AB-Class B            Sweden            13,600       127,358
*Medisys PLC                  United Kingdom    41,500        38,856
 Synthes-Stratec, Inc.        Switzerland          250       164,257
--------------------------------------------------------------------
 TOTAL                                                       330,471
--------------------------------------------------------------------

 MEDICAL LABORATORIES (0.0%)
*Perbio Science AB            Sweden               790        14,873
--------------------------------------------------------------------

 MINING MACHINERY (0.1%)
*Atlas Copco AB - A Shares    Sweden             3,900        91,681
--------------------------------------------------------------------

 MOTOR VEHICLES & CARS BODIES (0.2%)
*Volkswagen AG                Germany            3,150       164,882
--------------------------------------------------------------------

 NONCLASSIFIABLE ESTABLISHMENTS (0.1%)
*Solvay SA                    Belgium            1,100        72,212
--------------------------------------------------------------------

 OIL & GAS FIELD MACHINERY (0.3%)
*IHC Caland NV                Netherlands        3,900       197,165
--------------------------------------------------------------------

                              Country       Shares/Par  Market Value
--------------------------------------------------------------------


 OIL & GAS FIELD SERVICES (0.2%)
*TGS Nopec Geophysical
    Company ASA               Norway            10,000      $176,637
--------------------------------------------------------------------

 PAPER & ALLIED PRODUCTS  (0.0%)
*UPM-Kymmene OYJ              Finland              750        25,779
--------------------------------------------------------------------

 PHARMACEUTICALS (0.2%)
*Takeda Chemical
    Industries                Japan              3,000       121,553
--------------------------------------------------------------------

 RADIO/TELEPHONE COMMUNICATIONS (0.1%)
*Orange SA                    France            15,000       102,201
--------------------------------------------------------------------

 RETAIL-RETAIL STORES (0.1%)
*KarstadtQuelle AG            Germany            2,100        68,335
--------------------------------------------------------------------

 SECURITY SYSTEMS SERVICES (0.0%)
*Group 4 Falck A/S            Denmark              300        35,911
--------------------------------------------------------------------

 SHIP BUILDING & REPAIRING (0.1%)
*Frontline Limited            Norway             6,500        74,335
--------------------------------------------------------------------

 SOAP, CLEANERS & TOILET GOODS (0.2%)
 Reckitt Benckiser PLC        United Kingdom    11,000       180,764
--------------------------------------------------------------------

 TELEPHONE COMMUNICATIONS (0.3%)
*Tandberg ASA                 Norway            16,000       202,906
--------------------------------------------------------------------

 TIRES & TUBES (0.2%)
*Bridgestone Corporation      Japan             12,000       162,976
--------------------------------------------------------------------

 TRANSPORTATION (0.4%)
*Porsche AG-Pfd               Germany              750       340,888
--------------------------------------------------------------------

 UTILITIES (0.3%)
 International Power PLC      United Kingdom    30,000        91,208
*Suez Lyonnaise des
    Eaux SA                   France             6,000       169,698
--------------------------------------------------------------------
 TOTAL                                                       260,906
--------------------------------------------------------------------

 WINES & DISTILLED BEVERAGES (0.1%)
*Kook Soon Dang
 Brewer Co., Ltd.            South Korea        3,600        105,296
--------------------------------------------------------------------

 WOMEN'S ACCESSORY & SPECIALTY STORES (0.2%)
*Shiseido Company
    Limited                   Japan             14,000       145,245
--------------------------------------------------------------------

 TOTAL FOREIGN COMMON STOCK
   (COST $9,910,557)                                      10,385,946
--------------------------------------------------------------------

                             ASSET ALLOCATION FUND

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 PREFERRED SECURITIES (0.8%)
 CONSUMER CYCLICAL (0.2%)
 Primedia, Inc. - Series D                       2,500      $127,500
--------------------------------------------------------------------

 FINANCE (0.1%)
 California Federal Preferred Capital            4,000        99,375
--------------------------------------------------------------------

 TECHNOLOGY (0.5%)
 BROADCASTING (0.1%)
 Sinclair Capital                                  500        52,500
--------------------------------------------------------------------

 CABLE (0.2%)
 CSC Holdings, Inc. - Series H                   1,000       103,500
 CSC Holdings, Inc. - Series M                     763        78,208
--------------------------------------------------------------------
 TOTAL                                                       181,708
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (0.1%)
**Crown Castle International Corp.                1,310       83,185
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.1%)
**Intermedia Communications, Inc.                   530       43,195
--------------------------------------------------------------------

 TOTAL TECHNOLOGY                                            360,588
--------------------------------------------------------------------
 TOTAL PREFERRED SECURITIES
   (COST $762,234)                                           587,463
--------------------------------------------------------------------

 INVESTMENT-GRADE BONDS (22.9%)
 CORPORATE BONDS (12.4%)
 AEROSPACE/DEFENSE (0.3%)
 Lockheed Martin Corporation,
    8.20%, 12/1/09                             200,000       222,115
--------------------------------------------------------------------

 AIR COURIER SERVICES (1.0%)
 United Parcel Service, 8.375%, 4/1/20         650,000       760,883
--------------------------------------------------------------------

 AUTO RELATED (0.6%)
 General Motors Acceptance
    Corporation, 6.875%, 9/15/11               200,000       193,216
 Toyota Motor Credit Corporation,
    5.65%, 1/15/07                             250,000       250,410
--------------------------------------------------------------------
 TOTAL                                                       443,626
--------------------------------------------------------------------

 BEVERAGES, MALT BEVERAGES (1.1%)
 Anheuser-Busch Companies, Inc.,
    7.00%, 12/1/25                             280,000       276,908
 Anheuser-Busch Companies, Inc.,
    7.50%, 3/15/12                              57,000        62,500
 Coca-Cola Enterprises, Inc.,
    5.375%, 8/15/06                            250,000       247,908
 Coca-Cola Enterprises, Inc.,
    6.125%, 8/15/11                            250,000       245,043
--------------------------------------------------------------------
 TOTAL                                                       832,359
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 CARPETS & RUGS (0.7%)
 Mohawk Industries, Inc.,
    7.20%, 4/15/12 144A                        500,000      $502,100
--------------------------------------------------------------------

 CHEMICAL PREPARATIONS (0.3%)
 Nova Chemicals, Ltd., 7.25%, 8/15/28          300,000       268,617
--------------------------------------------------------------------

 COMMERCIAL BANKS (0.1%)
 Bank of America Corporation,
    7.40%, 1/15/11                              66,000        69,692
--------------------------------------------------------------------

 CRUDE PETROLEUM & NATURAL GAS (1.0%)
 Devon Energy Corporation,
    7.95%, 4/15/32                             330,000       332,888
 Occidental Petroleum, 6.75%, 1/15/12          400,000       401,120
--------------------------------------------------------------------
 TOTAL                                                       734,008
--------------------------------------------------------------------

 ELECTRIC SERVICES (0.4%)
 Exelon Generation Co., LLC,
    6.95%, 6/15/11 144A                        345,000       343,564
--------------------------------------------------------------------

 FEDERAL SAVINGS INSTITUTIONS (0.6%)
 Washington Mutual, Inc.,
    5.625%, 1/15/07                            500,000       490,500
--------------------------------------------------------------------

 FOODS (0.4%)
 Conagra Foods, Inc., 6.75%, 9/15/11           300,000       300,900
--------------------------------------------------------------------

 HEALTH SERVICES (0.1%)
 Health Care Receivables,
    6.25%, 2/1/03 144A                          72,917        73,032
--------------------------------------------------------------------

 METAL MINING (0.3%)
 Rio Tinto Finance, Ltd., 5.75%, 7/3/06        200,000       200,562
--------------------------------------------------------------------

 MOTOR VEHICLE PARTS/ACCESSORIES (0.2%)
 TRW, Inc., 7.125%, 6/1/09                      60,000        58,836
 TRW, Inc., 7.75%, 6/1/29                       61,000        58,151
--------------------------------------------------------------------
 TOTAL                                                       116,987
--------------------------------------------------------------------

 MOTORS & GENERATORS (0.4%)
 Emerson Electric Co., 5.75%, 11/1/11          318,000       301,465
--------------------------------------------------------------------

 OFFICE MACHINES (0.3%)
 Pitney Bowes Credit Corp.,
    5.75%, 8/15/08                             250,000       248,134
--------------------------------------------------------------------

 OIL & GAS EXTRACTION (0.3%)
 Chevron Corporation, 6.625%, 10/1/04          250,000       264,418
--------------------------------------------------------------------

                              ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 PAPER & ALLIED PRODUCTS (0.3%)
 Meadwestvaco Corp., 6.85%, 4/1/12             300,000      $296,589
--------------------------------------------------------------------

 PHARMACEUTICALS (2.3%)
 American Home Products
    Corporation, 6.70%, 3/15/11                250,000       254,938
 Bristol-Myers Squibb, 5.75%, 10/1/11          133,000       128,024
 Eli Lilly & Co., 5.50%, 7/15/06               150,000       151,251
 Johnson & Johnson, 6.625%, 9/1/09             250,000       261,549
 Johnson & Johnson, 6.95%, 9/1/29              375,000       391,561
 Merck & Co., Inc., 5.95%, 12/1/28             488,000       446,899
 Pfizer, Inc., 5.625%, 2/1/06                  175,000       178,699
--------------------------------------------------------------------
 TOTAL                                                     1,812,921
--------------------------------------------------------------------

 PLASTICS MATERIALS & RESINS (0.2%)
 Eastman Chemical, 7.00%, 4/15/12              170,000       168,788
--------------------------------------------------------------------

 RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (0.5%)
 Wal-Mart Canada, 5.58%, 5/1/06 144A           350,000       355,174
--------------------------------------------------------------------

 TOBACCO PRODUCTS (1.0%)
 Philip Morris Companies, Inc.,
    7.75%, 1/15/27                             750,000       761,327
--------------------------------------------------------------------
 TOTAL CORPORATE BONDS                                     9,567,761
--------------------------------------------------------------------

 GOVERNMENT (DOMESTIC AND FOREIGN)
    AND AGENCY BONDS (9.2%)
 FEDERAL GOVERNMENT & AGENCIES (9.2%)
 Aid-Israel, 0.00%, 11/1/24                  1,000,000       225,098
 Federal National Mortgage
    Association, 6.00%, 5/1/11                 564,740       573,659
 Government National Mortgage
    Association, 7.00%, 4/1/25               1,000,000     1,019,688
 Government National Mortgage
    Association, 8.00%, 8/15/26                 95,537       101,428
 Government National Mortgage
    Association, 8.00%, 10/15/26               121,286       128,764
 Government National Mortgage
    Association, 8.00%, 7/15/27                 50,943        53,907
 Housing & Urban Development,
    6.08%, 8/1/13                              150,000       147,033
 US Treasury, 3.00%, 2/29/04                   300,000       296,379
 US Treasury, 3.875%, 6/30/03                  223,000       225,361
 US Treasury, 5.25%, 5/15/04                   100,000       103,004
 US Treasury, 5.875%, 11/15/04               1,800,000     1,878,749
 US Treasury Bond, 6.50%, 5/15/05               55,000        58,414
 US Treasury Inflation Index Bond,
    3.625%, 7/15/02                            773,780       786,717
 US Treasury Inflation Index Bond,
    3.625%, 1/15/08                            788,990       809,701

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
 US Treasury Inflation Index Bond,
    3.875%, 4/15/29                            269,225      $286,052
 Vendee Mortgage Trust, Series 1999-1,
    Class SIO, 0.175%, 1/15/29 IO           45,015,617       390,537
--------------------------------------------------------------------
 TOTAL GOVERNMENT (DOMESTIC
    AND FOREIGN) AND AGENCY BONDS                          7,084,491
--------------------------------------------------------------------

 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (1.3%)
 COMMERCIAL MORTGAGES (1.0%)
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS1,
    1.632%, 11/13/26 IO                      6,058,859        68,829
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS2,
    1.098%, 11/13/26 IO                      5,000,000       109,298
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class B,
    7.00%, 11/2/11 144A                        339,000       305,417
 Midland Realty Acceptance
    Corporation, Series 1996-C2,
    Class AEC, 1.353%, 1/25/29
    IO 144A                                  3,736,593       188,435
 Mortgage Capital Funding, Inc.,
    Series 1997-MC1, Class A3,
    7.288%, 3/20/07                            100,000       105,471
--------------------------------------------------------------------
 TOTAL                                                       777,450
--------------------------------------------------------------------

 FRANCHISE LOAN RECEIVABLES (0.3%)
 Enterprise Mortgage Acceptance
    Company, Series 1998-1, Class IO,
    1.37%, 1/15/23 IO 144A                   6,064,076       227,403
--------------------------------------------------------------------

 RESIDENTIAL MORTGAGES (0.0%)
 Blackrock Capital Finance L.P.,
    Series 1997-R3, Class B3,
    7.25%, 11/25/28 144A                       179,520        26,928
--------------------------------------------------------------------

 TOTAL MORTGAGE-BACKED AND
    ASSET-BACKED SECURITIES                                1,031,781
--------------------------------------------------------------------

 TOTAL INVESTMENT-GRADE BONDS
   (COST $17,620,400)                                     17,684,033
--------------------------------------------------------------------

 BELOW INVESTMENT-GRADE BONDS (9.3%)
 BASIC MATERIALS (0.4%)
 METALS & MINING (0.2%)
 Great Central Mines, Ltd.,
    8.875%, 4/1/08                              100,000      102,500
 Ucar Finance, Inc.,
    10.25%, 2/15/12 144A                         75,000       78,750
--------------------------------------------------------------------
 TOTAL                                                       181,250
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 PAPER (0.1%)
 Appleton Papers, Inc.,
    12.50%, 12/15/08 144A                      100,000       $98,000
--------------------------------------------------------------------

 STEEL (0.1%)
 Steel Dynamics, Inc.,
    9.50%, 3/15/09 144A                         50,000        52,000
--------------------------------------------------------------------
 TOTAL BASIC MATERIALS                                       331,250
--------------------------------------------------------------------

 CABLE AND OTHER PAY TELEVISION SERVICES (0.0%)
 Charter Communications Holdings,
    10.75%, 10/1/09                             25,000        24,875
--------------------------------------------------------------------
 TOTAL CABLE AND OTHER PAY
    TELEVISION SERVICES                                       24,875
--------------------------------------------------------------------

 CAPITAL GOODS (0.5%)
 BUILDING - FOREST PRODUCTS (0.1%)
 Potlatch Corp., 10.00%, 7/15/11                50,000        54,125
--------------------------------------------------------------------

 BUILDING & CONSTRUCTION (0.4%)
 Collins & Aikman Floorcoverings, Inc.,
   9.75%, 2/15/10 144A                          35,000        36,619
 Encompass Services Corp.,
    10.50%, 5/4/12                             100,000        55,000
 Integrated Electrical Services, Inc.,
    9.375%, 2/1/09                             100,000        92,000
 LNR Property Corporation,
    10.50%, 1/15/09                             50,000        52,000
 United Rentals, Inc., 10.75%, 4/15/08         100,000       109,000
--------------------------------------------------------------------
 TOTAL                                                       344,619
--------------------------------------------------------------------
 TOTAL CAPITAL GOODS                                         398,744
--------------------------------------------------------------------

 CONSUMER CYCLICAL (2.4%)
 APPAREL, TEXTILE (0.3%)
 Guess ?, Inc., 9.50%, 8/15/03                 100,000        93,875
 Levi Strauss & Co., 11.625%, 1/15/08           75,000        78,188
 Tommy Hilfiger USA, Inc.,
    6.85%, 6/1/08                               50,000        46,332
--------------------------------------------------------------------
 TOTAL                                                       218,395
--------------------------------------------------------------------

 AUTO & TRUCKS (0.1%)
 Avis Group Holdings, Inc.,
    11.00%, 5/1/09                              50,000        54,500
--------------------------------------------------------------------

 HOME CONSTRUCTION (0.1%)
 Hovanian Enterprises, 10.50%, 10/1/07          50,000        54,250
 Schuler Homes, 9.375%, 7/15/09                 50,000        52,125
--------------------------------------------------------------------
 TOTAL                                                       106,375
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 HOUSEHOLD APPLIANCES (0.2%)
 Rent-A-Center, Inc., 11.00%, 8/15/08           75,000       $79,500
 Salton, Inc., 12.25%, 4/15/08                 100,000       103,749
--------------------------------------------------------------------
 TOTAL                                                       183,249
--------------------------------------------------------------------

 LEISURE RELATED (0.1%)
 Bally Total Fitness Holdings,
    Series D, 9.875%, 10/15/07                 100,000       100,250
--------------------------------------------------------------------

 LODGING/RESORTS  (0.3%)
 Extended Stay America, 9.875%, 6/15/11         50,000        52,250
 Felcor Lodging LP, 9.50%, 9/15/08              50,000        52,500
 Meristar Hospitality Corp.,
    9.00%, 1/15/08                              50,000        50,750
 RFS Partnership LP, 9.75%, 3/1/12 144A         50,000        51,500
--------------------------------------------------------------------
 TOTAL                                                       207,000
--------------------------------------------------------------------

 PRINTING & PUBLISHING (0.6%)
 American Achievement Corp.,
    11.625%, 1/1/07 144A                        75,000        78,469
 American Media Operation,
    10.25%, 5/1/09 144A                         75,000        77,625
 Jostens, Inc., 12.75%, 5/1/10                  75,000        83,813
 Mail-Well, Inc., 9.625%, 3/15/12 144A          75,000        77,250
 Primedia, Inc., 8.875%, 5/15/11                75,000        68,250
 Von Hoffman Corporation,
    10.25%, 3/15/09 144A                        50,000        50,813
--------------------------------------------------------------------
 TOTAL                                                       436,220
--------------------------------------------------------------------

 RETAIL - GENERAL (0.7%)
 Autonation, Inc., 9.00%, 8/1/08                75,000        78,750
 Buhrmann U.S., Inc., 12.25%, 11/1/09          100,000       106,999
 CSK Auto, Inc., 12.00%, 6/15/06 144A           50,000        53,000
 Gap, Inc., 8.15%, 12/15/05 144A                50,000        48,929
 Saks Incorporated, 8.25%, 11/15/08             50,000        49,000
 Sonic Automotive, Inc., 11.00%, 8/1/08         75,000        79,500
 United Auto Group, Inc.
    9.625%, 3/15/12 144A                       100,000       102,624
--------------------------------------------------------------------
 TOTAL                                                       518,802
--------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                                   1,824,791
--------------------------------------------------------------------

 CONSUMER STAPLES (1.6%)
 CONTAINERS (0.1%)
 Applied Extrusion Tech, Inc.,
    10.75%, 7/1/11                              50,000        53,000
--------------------------------------------------------------------

 FOOD RETAILERS (0.0%)
 Ingles Markets, Inc.,
    8.875%, 12/1/11 144A                        30,000        30,150
--------------------------------------------------------------------

                              ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 FOOD SERVICE (0.1%)
 Sbarro, Inc., 11.00%, 9/15/09                  50,000       $51,625
--------------------------------------------------------------------

 GAMING (1.1%)
 Choctaw Resort Development,
    9.25%, 4/1/09                               50,000        51,500
 Circus & El Dorado Hotel,
    10.125%, 3/1/12 144A                        50,000        51,375
 Herbst Gaming, Inc., 10.75%, 9/1/08            75,000        78,281
 Hollywood Casino Shreveport,
    13.00%, 8/1/06                              75,000        78,188
 Jacobs Entertainment,
    11.875%, 2/1/09 144A                       100,000        98,750
 Jupiters Limited, 8.50%, 3/1/06                50,000        50,938
 Majestic Investments Holdings,
    11.653%, 11/30/07 144A                      75,000        71,250
 The Majestic Star Casino, LLC,
    10.875%, 7/1/06                            100,000       101,000
 Mandalay Resort Group, 10.25%, 8/1/07          50,000        54,125
 Resort International Hotel/Casino,
    11.50%, 3/15/09 144A                       100,000        95,000
 Wheeling Island Gaming,
    10.125%, 12/15/09 144A                      75,000        77,625
 Windsor Woodmont Black Hawk
    Resort Corp., 13.00%, 3/15/05               50,000        43,938
--------------------------------------------------------------------
 TOTAL                                                       851,970
--------------------------------------------------------------------

 HEALTHCARE (0.2%)
 Insight Health Services,
    9.875%, 11/1/11 144A                       100,000       102,124
 Rotech Healthcare, Inc.,
    9.50%, 4/1/12 144A                          50,000        51,625
--------------------------------------------------------------------
 TOTAL                                                       153,749
--------------------------------------------------------------------

 SOAPS & TOILETRIES (0.1%)
 Elizabeth Arden, Inc., 11.75%, 2/1/11          75,000        75,000
--------------------------------------------------------------------
 TOTAL CONSUMER STAPLES                                    1,215,494
--------------------------------------------------------------------

 ENERGY (0.4%)
 OIL & GAS INDEPENDENT (0.1%)
 PDV SA Finance, Ltd., 1999-I,
    9.75%, 2/15/10                             100,000        95,500
--------------------------------------------------------------------

 OIL FIELD SERVICES (0.2%)
 BRL Universal Equipment,
    8.875%, 2/15/08                             50,000        51,625
 El Paso Energy Partners, 8.50%, 6/1/11         75,000        77,250
 Hanover Equipment Trust,
    8.75%, 9/1/11 144A                          50,000        50,000
--------------------------------------------------------------------
 TOTAL                                                       178,875
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 REFINING (0.1%)
 Tesoro Petroleum Corp.,
    9.625%, 11/1/08                             50,000       $50,750
--------------------------------------------------------------------
 TOTAL ENERGY                                                325,125
--------------------------------------------------------------------

 FINANCE (0.7%)
 BANKS (0.2%)
 Sovereign Bancorp, 10.50%, 11/15/06            50,000        54,875
 Sovereign Real Estate Investment Trust,
    12.00%, 8/29/49 144A                       100,000       110,000
--------------------------------------------------------------------
 TOTAL                                                       164,875
--------------------------------------------------------------------

 FINANCE COMPANIES (0.4%)
 AmeriCredit Corp., 9.875%, 4/15/06             50,000        50,500
 IOS Capital, Inc., 9.75%, 6/15/04             150,000       149,970
 Metris Companies, Inc., 10.00%, 11/1/04        15,000        14,625
 Metris Companies, Inc.,
    10.125%, 7/15/06                           100,000        96,500
--------------------------------------------------------------------
 TOTAL                                                       311,595
--------------------------------------------------------------------

 FINANCIAL SERVICES (0.1%)
 Labranche & Company, Inc.,
    12.00%, 3/2/07                              50,000        57,250
--------------------------------------------------------------------
 TOTAL FINANCE                                               533,720
--------------------------------------------------------------------

 MISCELLANEOUS (0.2%)
 R.E.I.T. (0.1%)
 Istar Financial, Inc., 8.75%, 8/15/08          50,000        51,507
--------------------------------------------------------------------

 REAL ESTATE (0.1%)
 CB Richards Ellis Services Inc.,
    11.25%, 6/15/11                            100,000        94,000
 Crescent Real Estate Equities,
    7.50%, 9/15/07                              25,000        23,656
--------------------------------------------------------------------
 TOTAL                                                       117,656
--------------------------------------------------------------------
 TOTAL MISCELLANEOUS                                         169,163
--------------------------------------------------------------------

 PROFESSIONAL SERVICES (0.2%)
 Interim Services, Inc., 4.50%, 6/1/05          60,000        49,350
 Kindercare Learning Centers,
    9.50%, 2/15/09                             125,000       123,750
--------------------------------------------------------------------
 TOTAL PROFESSIONAL SERVICES                                 173,100
--------------------------------------------------------------------

 TECHNOLOGY (1.6%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings, Inc.,
    14.00%, 3/15/10                             35,000        24,850
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 CABLE (0.6%)
 Adelphia Communications
    Corporation, 10.875%, 10/1/10               25,000       $23,250
 Adelphia Communications
    Corporation, 10.25%, 6/15/11                75,000        67,875
 Charter Communications Holdings
    LLC, 9.625%, 11/15/09                      100,000        95,000
 Charter Communications Holdings
    LLC, 11.125%, 1/15/11                       25,000        25,063
 Echostar Broadband Corp.,
    10.375%, 10/1/07                           100,000       107,250
 NTL Communications Corp.,
    11.50%, 10/1/08                             25,000         8,750
+NTL, Inc., 9.75%, 4/1/08                       50,000        16,000
 Rogers Communications, Inc.,
    8.875%, 7/15/07                             45,000        45,281
 Telewest Communications PLC,
    9.875%, 2/1/10                              75,000        36,750
--------------------------------------------------------------------
 TOTAL                                                       425,219
--------------------------------------------------------------------

 ELECTRONICS  (0.1%)
 Amkor Technology, Inc., 5.00%, 3/15/07         50,000        38,750
 Solectron Corp., 9.625%, 2/15/09               75,000        74,625
--------------------------------------------------------------------
 TOTAL                                                       113,375
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.7%)
 Alamosa Delaware, Inc., 12.50%, 2/1/11         50,000        41,000
+Alamosa PCS Holdings, Inc.,
    12.875%, 2/15/10                            50,000        24,500
 Dobson Communications Corporation,
    10.875%, 7/1/10                             75,000        72,000
+Horizon PCS, Inc., 14.00%, 10/1/10             50,000        18,000
 Horizon PCS, Inc.,
    13.75%, 6/15/11 144A                        50,000        38,750
+IPCS, Inc., 14.00%, 7/15/10                    50,000        27,500
 IWO Holdings, Inc., 14.00%, 1/15/11            50,000        42,500
 Nextel Communications, Inc.,
    9.375%, 11/15/09                           100,000        66,500
 Rural Cellular Corp.,
    9.75%, 1/15/10 144A                         50,000        41,250
 Telecorp PCS, Inc., 10.625%, 7/15/10           50,000        56,125
 Tritel PCS, Inc., 10.375%, 1/15/11             50,000        56,250
+US Unwired, Inc., 13.375%, 11/1/09             50,000        33,000
--------------------------------------------------------------------
 TOTAL                                                       517,375
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (0.2%)
 American Tower Corp., 9.375%, 2/1/09          125,000        92,500
 SBA Communications Corp.,
    10.25%, 2/1/09                             100,000        68,750

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (CONTINUED)
+Spectrasite Holdings, Inc.,
    12.875%, 3/15/10                            75,000       $19,125
--------------------------------------------------------------------
 TOTAL                                                       180,375
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
++Adelphia Business Solutions, Inc.,
    12.25%, 9/1/04                              50,000         7,375
+GT Group Telecom, Inc.,
    13.25%, 2/1/10                             100,000         5,500
++McLeodUSA, Inc., 9.50%, 11/1/08               25,000         6,000
--------------------------------------------------------------------
 TOTAL                                                        18,875
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: LONG HAUL (0.0%)
++Global Crossing Holdings, Ltd.,
    9.50%, 11/15/09                             50,000         1,063
--------------------------------------------------------------------
 TOTAL TECHNOLOGY                                          1,281,132
--------------------------------------------------------------------

 TRANSPORT SERVICES (0.3%)
 RAILROADS (0.1%)
 Railamerica Transportation Corp.,
    12.875%, 8/15/10                            50,000        55,063
--------------------------------------------------------------------

 TRANSPORT SERVICES (0.0%)
++Vectura Group, Inc., Series B,
    10.25%, 6/30/08                             75,000        53,344
--------------------------------------------------------------------

 TRUCKING & SHIPPING (0.2%)
 North American Van Lines,
    13.375%, 12/1/09 144A                      100,000       103,125
 Stena AB, 10.50%, 12/15/05                     50,000        50,625
--------------------------------------------------------------------
 TOTAL                                                       153,750
--------------------------------------------------------------------
 TOTAL TRANSPORT SERVICES                                    262,157
--------------------------------------------------------------------

 UTILITIES (1.0%)
 UTILITY - ELECTRIC (0.6%)
 Calpine Canada Energy, 8.50%, 5/1/08           75,000        59,813
 Calpine Corporation, 8.625%, 8/15/10           25,000        19,625
 Calpine Corporation, 8.75%, 7/15/07            50,000        39,000
 Edison Mission Energy, 10.00%, 8/15/08         75,000        74,625
++IT Group, Series B, 11.25%, 4/1/09            50,000             0
 Orion Power Holdings, Inc.,
    12.00%, 5/1/10                              50,000        58,000
 PG&E National Energy Group, Inc.,
    10.375%, 5/16/11                           100,000       103,500
 USEC, Inc., 6.625%, 1/20/06                    75,000        69,176
--------------------------------------------------------------------
 TOTAL                                                       423,739
--------------------------------------------------------------------

                              ASSET ALLOCATION FUND

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 UTILITY - GARBAGE DISPOSAL (0.2%)
 Allied Waste North America, Inc.,
    7.875%, 1/1/09                              50,000       $48,125
 Allied Waste North America, Inc.,
    8.50%, 12/1/08 144A                         80,000        80,800
--------------------------------------------------------------------
 TOTAL                                                       128,925
--------------------------------------------------------------------

 UTILITY - GAS (0.1%)
 EOTT Energy Partners LP,
    11.00%, 10/1/09                            100,000        94,000
--------------------------------------------------------------------

 UTILITY - WATER (0.1%)
 Azurix Corp., Series B,
    10.75%, 2/15/10                           100,000         88,000
--------------------------------------------------------------------
 TOTAL UTILITIES                                             734,664
--------------------------------------------------------------------
 TOTAL BELOW INVESTMENT-GRADE BONDS
   (COST $7,460,972)                                       7,274,215
--------------------------------------------------------------------

 SHORT-TERM INVESTMENTS (14.4%)
 FEDERAL & FEDERALLY-SPONSORED CREDIT (0.8%)
 Federal Home Loan Mortgage Corp.
    Discount Note, 1.74%, 5/16/02              600,000       598,695
--------------------------------------------------------------------

 FINANCE LESSORS (0.9%)
 Variable Funding Capital,
    1.90%, 4/1/02                              700,000       700,000
--------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.2%)
 Quincy Capital Corp.,
    1.83%, 4/24/02                           2,500,000     2,497,077
--------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (9.5%)
^American Express Credit,
   1.82%, 4/30/02                            2,300,000    $2,296,628
^Asset Securitization, 1.79%, 4/22/02        2,500,000     2,497,375
^CXC Incorporated, 1.83%, 5/15/02            2,500,000     2,494,408
--------------------------------------------------------------------
 TOTAL                                                     7,288,411
--------------------------------------------------------------------

 TOTAL SHORT-TERM INVESTMENTS
   (COST $11,084,183)                                     11,084,183
--------------------------------------------------------------------

 TOTAL INVESTMENTS (101.2%)
   (COST $73,297,291)^                                    78,050,858
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-1.2%)                    (955,111)
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $77,095,747
--------------------------------------------------------------------

*Non-Income Producing

**PIK - Payment in Kind

 ADR - American Depositary Receipt

 IO - Interest Only Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

+Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

^All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below:

                                                      Unrealized
                           Number of  Expiration    Appreciation
 Issuer                    Contracts     Date     (Depreciation)
-----------------------------------------------------------------
 S&P 500R Index Futures
    (Total notional value at
       3/31/02, $5,404,430)   19         6/02            $54,270

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $73,575,197 and the net unrealized appreciation of investments based on that cost was $4,475,661 which is comprised of $7,676,559 aggregate gross unrealized appreciation and $3,200,898 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2002
-----------------------
  HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

 PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

 STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $57.3 million
--------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

For the 12 months ended March 2002, the performance of high yield bonds lagged that of investment-grade bonds, as the high yield market experienced historically high default losses. Over this period, the High Yield Bond Fund performed better than its benchmark, the Lehman Brothers High Yield Intermediate Market Index.

The market for high yield bonds has been extremely volatile over the last year. High yield bond prices have responded vigorously to influences including changing economic expectations, weak corporate profits, the terrorist attacks in September, and concerns about the quality of corporate financial statements. In this challenging investment environment, high yield bonds have performed reasonably well and have attracted some new classes of investors. Some equity investors have turned to high yield bonds as a defensive move, while investors who normally prefer investment-grade bonds have been attracted by the reduced interest rate risk created by the current income of high yield bonds. This increased demand has provided technical support for high yield bonds.

After an extremely slow period at the end of 2001, new issuances are increasing the supply of high yield bonds, as corporations begin to raise money in expectation of an improving economy. Credit quality remains a very important influence on the high yield market: bonds issued by stronger companies are trading actively, while the market for bonds in distressed sectors such as technology is minimal.

The High Yield Bond Fund has benefited over the last year from focusing on the upper- and middle-tier quality sectors of the high yield market. Exposure to the more speculative lower-tier quality sector of the market has been limited. Holdings in industry sectors believed to be stable or defensive in terms of operating performance have been emphasized; these sectors include cable television, gaming, real estate-related, utilities, banking and finance, and certain consumer and retail sectors. The Fund's managers continue to minimize exposure to certain economically sensitive sectors such as steel, paper, chemicals and airlines, in the belief that bond prices already reflect the expectation of an improving economy. The Fund's holdings in the telecommunication sector have emphasized the wireless segment (i.e. mobile phone carriers and tower operators) rather than the troubled wireline segment.

SECTOR ALLOCATION
3/31/02

Technology
----------
23%

Consumer Cyclical
-----------------
20%

Consumer
 Staples
--------
     13%

Utilities
---------
       9%

Finance
-------
     7%

Capital Goods
-------------
           5%

Basic Materials
---------------
             5%

Transport Services
------------------
                5%

Short-term Investments
and Other Assets, net
----------------------
5%

Miscellaneous
-------------
4%

Energy
------
4%

Sector Allocation is based on net assets.
Sector Allocation is subject to change.

                              HIGH YIELD BOND FUND

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX

                                                HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101                         11,252
9/30/00            11,071          11,340                         11,429
3/31/01            11,279          11,531                         11,519
9/30/01            10,611          10,796                         10,726
3/31/02            11,270          11,433         11,230          11,508

HIGH YIELD BOND FUND

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                             One       Five
For the periods ended March 31, 2002        Year       Year*
---------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)    -0.08%      3.42%
---------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                   -0.62%      2.87%
---------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers Index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the Index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the Index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The Index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

 SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------
BONDS (87.7%)
BASIC MATERIALS (4.6%)
METALS & MINING (2.5%)
Great Central Mines, Ltd.,
   8.875%, 4/1/08                              950,000      $973,750
Ucar Finance, Inc.,
   10.25%, 2/15/12 144A                        450,000       472,500
--------------------------------------------------------------------
 TOTAL                                                     1,446,250
--------------------------------------------------------------------

 PAPER (1.3%)
 Appleton Papers, Inc.,
    12.50%, 12/15/08 144A                      750,000       735,000
--------------------------------------------------------------------

 STEEL (0.8%)
 Steel Dynamics, Inc.,
    9.50%, 3/15/09 144A                        450,000       468,000
--------------------------------------------------------------------
 TOTAL BASIC MATERIALS                                     2,649,250
--------------------------------------------------------------------

 CAPITAL GOODS (4.7%)
 BUILDING - FOREST PRODUCTS  (0.9%)
 Potlatch Corp., 10.00%, 7/15/11               500,000       541,250
--------------------------------------------------------------------

 BUILDING & CONSTRUCTION (3.8%)
 Collins & Aikman Floorcoverings, Inc.,
    9.75%, 2/15/10 144A                        300,000       313,875
 Encompass Services Corp.,
    10.50%, 5/4/12                             425,000       233,750
 Integrated Electrical Services, Inc.,
    9.375%, 2/1/09                             500,000       460,000
 LNR Property Corporation,
    10.50%, 1/15/09                            300,000       312,000
 United Rentals, Inc., 10.75%, 4/15/08         750,000       817,500
--------------------------------------------------------------------
 TOTAL                                                     2,137,125
--------------------------------------------------------------------
 TOTAL CAPITAL GOODS                                       2,678,375
--------------------------------------------------------------------

 CONSUMER CYCLICAL (19.6%)
 APPAREL, TEXTILE (2.3%)
 Guess ?, Inc., 9.50%, 8/15/03                 750,000       704,062
 Levi Strauss & Co., 11.625%, 1/15/08          300,000       312,750
 Tommy Hilfiger USA, Inc.,
    6.85%, 6/1/08                              300,000       277,994
--------------------------------------------------------------------
 TOTAL                                                     1,294,806
--------------------------------------------------------------------

 AUTO & TRUCKS (1.0%)
 Avis Group Holdings, Inc.,
    11.00%, 5/1/09                             550,000       599,500
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 HOME CONSTRUCTION (1.9%)
 Hovanian Enterprises, 10.50%, 10/1/07         500,000      $542,500
 Schuler Homes, 9.375%, 7/15/09                500,000       521,250
--------------------------------------------------------------------
 TOTAL                                                     1,063,750
--------------------------------------------------------------------

 HOUSEHOLD APPLIANCES (1.8%)
 Rent-A-Center, Inc., 11.00%, 8/15/08          400,000       424,000
 Salton, Inc., 12.25%, 4/15/08                 600,000       622,499
--------------------------------------------------------------------
 TOTAL                                                     1,046,499
--------------------------------------------------------------------

 LEISURE RELATED (1.0%)
 Bally Total Fitness Holdings,
    Series D, 9.875%, 10/15/07                 550,000       551,375
--------------------------------------------------------------------

 LODGING/RESORTS (2.9%)
 Extended Stay America, 8.75%, 6/15/11         500,000       522,500
 Felcor Lodging Limited Partnership,
    9.50%, 9/15/08                             350,000       367,500
 Meristar Hospitality Finance
    Corporation, 9.00%, 1/15/08                150,000       152,250
 Meristar Hospitality Finance
    Corporation, 9.125%, 1/15/11               150,000       153,188
 RFS Partnership LP,
    9.75%, 3/1/12 144A                         450,000       463,500
--------------------------------------------------------------------
 TOTAL                                                     1,658,938
--------------------------------------------------------------------

 PRINTING & PUBLISHING (4.1%)
 American Achievement Corp.,
    11.625%, 1/1/07 144A                       325,000       340,031
 American Media Operation,
    10.25%, 5/1/09 144A                        450,000       465,750
 Jostens, Inc., 12.75%, 5/1/10                 325,000       363,188
 Mail-Well, Inc., 9.625%, 3/15/12 144A         450,000       463,500
 Primedia, Inc., 8.875%, 5/15/11               300,000       273,000
 Von Hoffman Corporation,
    10.25%, 3/15/09 144A                       450,000       457,313
--------------------------------------------------------------------
 TOTAL                                                     2,362,782
--------------------------------------------------------------------

 RETAIL - GENERAL (4.6%)
 Autonation, Inc., 9.00%, 8/1/08               325,000       341,250
 Buhrmann US, Inc., 12.25%, 11/1/09            600,000       641,999
 CSK Auto, Inc., 12.00%, 6/15/06 144A          300,000       318,000
 Gap, Inc., 8.15%, 12/15/05 144A               150,000       146,786
 Saks Incorporated, 8.25%, 11/15/08            500,000       490,000
 Sonic Automotive, Inc., 11.00%, 8/1/08        450,000       477,000
 United Auto Group, Inc.,
    9.625%, 3/15/12 144A                       300,000       307,875
--------------------------------------------------------------------
 TOTAL                                                     2,722,910
--------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                                  11,300,560
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 CONSUMER STAPLES (12.7%)
 CONTAINERS (0.6%)
 Applied Extrusion Tech., Inc.,
    10.75%, 7/1/11                             300,000      $318,000
--------------------------------------------------------------------

 FOOD RETAILERS (0.5%)
 Ingles Markets, Inc.,
    8.875%, 12/1/11 144A                       300,000       301,500
--------------------------------------------------------------------

 FOOD SERVICE (0.4%)
 Sbarro, Inc., 11.00%, 9/15/09                 225,000       232,313
--------------------------------------------------------------------

 GAMING (8.7%)
 Choctaw Resort Development,
    9.25%, 4/1/09                              550,000       566,500
 Circus & El Dorado Hotel,
    10.125%, 3/1/12 144A                       300,000       308,250
 Herbst Gaming, Inc., 10.75%, 9/1/08           450,000       469,688
 Hollywood Casino Shreveport,
    13.00%, 8/1/06                             300,000       312,750
 Jacobs Entertainment,
    11.875%, 2/1/09 144A                       600,000       592,499
 Jupiters Limited, 8.50%, 3/1/06               250,000       254,688
 Majestic Investments Holdings,
    11.653%, 11/30/07 144A                     600,000       570,000
 The Majestic Star Casino, LLC,
    10.875%, 7/1/06                            360,000       363,600
 Mandalay Resort Group,
    7.625%, 7/15/13                            350,000       322,000
 Mandalay Resort Group,
    10.25%, 8/1/07                             100,000       108,250
 Resort International Hotel/Casino,
    11.50%, 3/15/09 144A                       450,000       427,500
 Wheeling Island Gaming,
    10.125%, 12/15/09 144A                     450,000       465,750
 Windsor Woodmont Black Hawk
    Resort Corp., 13.00%, 3/15/05              250,000       219,688
--------------------------------------------------------------------
 TOTAL                                                     4,981,163
--------------------------------------------------------------------

 HEALTHCARE (1.7%)
 Insight Health Services,
    9.875%, 11/1/11 144A                       675,000       689,343
 Rotech Healthcare, Inc.,
    9.50%, 4/1/12 144A                         300,000       309,750
--------------------------------------------------------------------
 TOTAL                                                       999,093
--------------------------------------------------------------------

 SOAPS & TOILETRIES (0.8%)
 Elizabeth Arden, Inc., 11.75%, 2/1/11         450,000       450,000
--------------------------------------------------------------------
 TOTAL CONSUMER STAPLES                                    7,282,069
--------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 ENERGY (4.3%)
 OIL & GAS INDEPENDENT (1.2%)
 PDVSA Finance, Ltd., 1999-I,
    9.75%, 2/15/10                             700,000      $668,500
--------------------------------------------------------------------

 OIL FIELD SERVICES (2.6%)
 BRL Universal Equipment,
    8.875%, 2/15/08                            600,000       619,500
 El Paso Energy Partners, 8.50%, 6/1/11        550,000       566,500
 Hanover Equipment Trust,
    8.75%, 9/1/11 144A                         300,000       300,000
--------------------------------------------------------------------
 TOTAL                                                     1,486,000
--------------------------------------------------------------------

 REFINING (0.5%)
 Tesoro Petroleum Corp.,
    9.625%, 11/1/08                            300,000       304,500
--------------------------------------------------------------------
 TOTAL ENERGY                                              2,459,000
--------------------------------------------------------------------

 FINANCE (6.0%)
 BANKS (1.6%)
 Sovereign Bancorp, 10.50%, 11/15/06           500,000       548,750
 Sovereign Real Estate Investment
    Trust, 12.00%, 5/16/20 144A                350,000       385,000
--------------------------------------------------------------------
 TOTAL                                                       933,750
--------------------------------------------------------------------

 FINANCE COMPANIES (3.7%)
 AmeriCredit Corp., 9.875%, 4/15/06            400,000       404,000
 IOS Capital, Inc., 9.75%, 6/15/04             900,000       899,819
 Metris Companies, Inc., 10.00%, 11/1/04        20,000        19,500
 Metris Companies, Inc.,
    10.125%, 7/15/06                           800,000       772,000
--------------------------------------------------------------------
 TOTAL                                                     2,095,319
--------------------------------------------------------------------

 FINANCIAL SERVICES (0.7%)
 Labranche & Company, Inc.,
    12.00%, 3/2/07                             350,000       400,750
--------------------------------------------------------------------
 TOTAL FINANCE                                             3,429,819
--------------------------------------------------------------------

 MISCELLANEOUS (1.9%)
 R.E.I.T. (0.5%)
 Istar Financial, Inc., 8.75%, 8/15/08         300,000       309,043
--------------------------------------------------------------------

 REAL ESTATE (1.4%)
 CB Richards Ellis Services, Inc.,
    11.25%, 6/15/11                            550,000       517,000
 Crescent Real Estate Equities,
    7.50%, 9/15/07                             250,000       236,559
--------------------------------------------------------------------
 TOTAL                                                       753,559
--------------------------------------------------------------------
 TOTAL MISCELLANEOUS                                       1,062,602
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 PROFESSIONAL SERVICES (1.9%)
 Interim Services, Inc., 4.50%, 6/1/05         400,000      $329,000
 Kindercare Learning Centers,
    9.50%, 2/15/09                             750,000       742,500
--------------------------------------------------------------------
 TOTAL PROFESSIONAL SERVICES                               1,071,500
--------------------------------------------------------------------

 TECHNOLOGY (18.3%)
 BROADCASTING (0.2%)
 XM Satellite Radio Holdings, Inc.,
    14.00%, 3/15/10                            130,000        92,300
--------------------------------------------------------------------

 CABLE (6.1%)
 Adelphia Communications
    Corporation, 10.25%, 6/15/11               450,000       407,250
 Adelphia Communications
    Corporation, 10.875%, 10/1/10              200,000       186,000
 Charter Communications Holdings
    LLC, 9.625%, 11/15/09                      900,000       855,000
 Charter Communications Holdings
    LLC, 11.125%, 1/15/11                      225,000       225,563
 Echostar Broadband Corp.,
    10.375%, 10/1/07                           500,000       536,250
 NTL Communications Corp.,
    11.50%, 10/1/08                            250,000        87,500
+NTL, Inc., 9.75%, 4/1/08                      750,000       240,000
 Rogers Communications, Inc.,
    8.875%, 7/15/07                            300,000       301,875
+Telewest Communications PLC,
    9.25%, 4/15/09                             300,000       108,000
 Telewest Communications PLC,
    9.875%, 2/1/10                           1,100,000       539,000
++United Pan-Europe Communications
    NV, 13.75%, 2/1/10                         200,000        20,000
--------------------------------------------------------------------
 TOTAL                                                     3,506,438
--------------------------------------------------------------------

 ELECTRONICS (1.2%)
 Amkor Technology, Inc.,
    5.00%, 3/15/07                             300,000       232,500
 Solectron Corp., 9.625%, 2/15/09              450,000       447,750
--------------------------------------------------------------------
 TOTAL                                                       680,250
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (6.9%)
 Alamosa Delaware, Inc.,
    12.50%, 2/1/11                             200,000       164,000
+Alamosa PCS Holdings, Inc.,
    12.875%, 2/15/10                           300,000       147,000
 Dobson Communications Corporation,
    10.875%, 7/1/10                            650,000       624,000
+Horizon PCS, Inc., 14.00%, 10/1/10            550,000       198,000

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (CONTINUED)
 Horizon PCS, Inc.,
    13.75%, 6/15/11 144A                       225,000      $174,375
+IPCS, Inc., 14.00%, 7/15/10                   450,000       247,500
 IWO Holdings, Inc., 14.00%, 1/15/11           350,000       297,500
 Nextel Communications, Inc.,
    9.375%, 11/15/09                         1,050,000       698,250
 Rural Cellular Corp.,
    9.75%, 1/15/10 144A                        450,000       371,250
 Telecorp PCS, Inc., 10.625%, 7/15/10          200,000       224,500
 Tritel PCS, Inc., 10.375%, 1/15/11            450,000       506,250
 Triton PCS, 8.75%, 11/15/11                   100,000        93,000
+US Unwired, Inc., 13.375%, 11/1/09            300,000       198,000
--------------------------------------------------------------------
 TOTAL                                                     3,943,625
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (3.7%)
 American Tower Corp., 9.375%, 2/1/09          875,000       647,500
 Crown Castle International Corp.,
    10.75%, 8/1/11                             750,000       675,000
 SBA Communications Corp.,
    10.25%, 2/1/09                             900,000       618,750
+Spectrasite Holdings, Inc.,
    11.25%, 4/15/09                            400,000       110,000
+Spectrasite Holdings, Inc.,
    12.875%, 3/15/10                           375,000        95,625
--------------------------------------------------------------------
 TOTAL                                                     2,146,875
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.2%)
++Adelphia Business Solutions, Inc.,
    12.25%, 9/1/04                             400,000        59,000
+GT Group Telecom, Inc.,
    13.25%, 2/1/10                             400,000        22,000
++McLeodUSA, Inc., 9.50%, 11/1/08              200,000        48,000
--------------------------------------------------------------------
 TOTAL                                                       129,000
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: LONG HAUL (0.0%)
++Global Crossing Holdings, Ltd.,
    9.50%, 11/15/09                            500,000        10,625
++Global Crossing Holdings, Ltd.,
    9.625%, 5/15/08                            100,000         2,125
--------------------------------------------------------------------
 TOTAL                                                        12,750
--------------------------------------------------------------------
 TOTAL TECHNOLOGY                                         10,511,238
--------------------------------------------------------------------

 TRANSPORT SERVICES (4.5%)
 RAILROADS (1.2%)
 Railamerica Transportation Corp.,
    12.875%, 8/15/10                           650,000       715,813
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TRUCKING - SHIPPING (3.3%)
 North American Van Lines,
    13.375%, 12/1/09 144A                      750,000      $773,438
 Stena AB, 10.50%, 12/15/05                    800,000       809,999
++Vectura Group, Inc., Series B,
    10.25%, 6/30/08                            375,000       266,719
--------------------------------------------------------------------
 TOTAL                                                     1,850,156
--------------------------------------------------------------------
 TOTAL TRANSPORT SERVICES                                  2,565,969
--------------------------------------------------------------------

 UTILITIES (9.2%)
 UTILITY - ELECTRIC (5.4%)
 Calpine Canada Energy, 8.50%, 5/1/08          575,000       458,563
 Calpine Corporation, 8.625%, 8/15/10          475,000       372,875
 Calpine Corporation, 8.75%, 7/15/07           200,000       156,000
 Edison Mission Energy, 10%, 8/15/08           600,000       597,000
 Orion Power Holdings, Inc.,
    12.00%, 5/1/10                             550,000       637,999
 PG&E National Energy Group, Inc.,
    10.375%, 5/16/11                           525,000       543,375
 USEC, Inc., 6.625%, 1/20/06                   390,000       359,713
--------------------------------------------------------------------
 TOTAL                                                     3,125,525
--------------------------------------------------------------------

 UTILITY - GARBAGE DISPOSAL (1.7%)
 Allied Waste North America, Inc.,
    7.875%, 1/1/09                             400,000       385,000
 Allied Waste North America, Inc.,
    8.50%, 12/1/08 144A                        600,000       606,000
++IT Group, Series B, 11.25%, 4/1/09           650,000             0
--------------------------------------------------------------------
 TOTAL                                                       991,000
--------------------------------------------------------------------

 UTILITY - GAS (1.1%)
 EOTT Energy Partners LP,
    11.00%, 10/1/09                            650,000       611,000
--------------------------------------------------------------------

 UTILITY - WATER (1.0%)
 Azurix Corp., Series B,
    10.75%, 2/15/10                            650,000       572,000
--------------------------------------------------------------------
 TOTAL UTILITIES                             5,299,525
--------------------------------------------------------------------
 TOTAL BONDS
   (COST $53,192,706)                                     50,309,907
--------------------------------------------------------------------

 PREFERRED STOCK (5.9%)
 CONSUMER CYCLICAL (0.4%)
 Primedia, Inc. - Series D                       4,000       204,000
--------------------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                                     204,000
--------------------------------------------------------------------

 FINANCE (1.0%)
 California Federal Preferred Capital           22,000       546,564
--------------------------------------------------------------------
 TOTAL FINANCE                                               546,564
--------------------------------------------------------------------

                              HIGH YIELD BOND FUND

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TECHNOLOGY (4.5%)
 BROADCASTING (1.4%)
**Cumulus Media, Inc.                            4,100      $436,650
 Sinclair Capital                                3,500       367,500
--------------------------------------------------------------------
 TOTAL                                                       804,150
--------------------------------------------------------------------

 CABLE (2.2%)
 CSC Holdings, Inc. - Series H                   9,500       983,249
 CSC Holdings, Inc. - Series M                   2,805       287,513
--------------------------------------------------------------------
 TOTAL                                                     1,270,762
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: TOWERS (0.5%)
*Crown Castle International Corp.                4,730       300,355
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.4%)
**Intermedia Communications, Inc.                3,020       246,130
--------------------------------------------------------------------
 TOTAL TECHNOLOGY                                          2,621,397
--------------------------------------------------------------------
 TOTAL PREFERRED STOCK
   (COST $3,813,137)                                       3,371,961
--------------------------------------------------------------------

 COMMON STOCKS AND WARRANTS (0.1%)
 CONSUMER CYCLICAL (0.0%)
 HOUSEHOLD APPLIANCES (0.0%)
*Samsonite Corporation                             125           151
--------------------------------------------------------------------

 LEISURE RELATED (0.0%)
*Hedstrom Holdings, Inc.                        67,324             0
--------------------------------------------------------------------

 PRINTING & PUBLISHING (0.0%)
*Jostens, Inc.                                     450         6,750
--------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL                                        6,901
--------------------------------------------------------------------

 TECHNOLOGY (0.0%)
 BROADCASTING (0.0%)
 XM Satellite Radio Holdings, Inc.                 350         8,750
--------------------------------------------------------------------

 CABLE (0.0%)
*RCN Corporation                                 1,061         1,496
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELESS: CELLULAR/PCS (0.0%)
 Horizon PCS, Inc.                                 550        16,500
 IWO Holdings, Inc. 144A                           350         8,750
--------------------------------------------------------------------
 TOTAL                                                        25,250
--------------------------------------------------------------------

 TELECOMMUNICATIONS WIRELINE: CLEC (0.0%)
*GT Group Telecom, Inc.                            400           800
*McLeodUSA Incorporated - Class A                4,107             0
--------------------------------------------------------------------
 TOTAL                                                           800
--------------------------------------------------------------------
 TOTAL TECHNOLOGY                                             36,296
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 TRANSPORT SERVICES (0.1%)
*Railamerica, Inc.                                 650       $32,581
--------------------------------------------------------------------
 TOTAL COMMON STOCKS AND WARRANTS
   (COST $309,891)                                            75,778
--------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (3.0%)
 PERSONAL CREDIT INSTITUTIONS (3.0%)
 Salomon Smith Barney Holdings,
    1.81%, 4/19/02                           1,700,000     1,698,462
--------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $1,698,462)                                       1,698,462
--------------------------------------------------------------------
 TOTAL INVESTMENTS (96.7%)
   (COST $59,014,196)^                                    55,456,108
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (3.3%)                     1,893,023
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $57,349,131
--------------------------------------------------------------------

*Non-Income Producing

**PIK - Payment in Kind

+Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++Defaulted Security

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $59,078,792 and the net unrealized depreciation of investments based on that cost was $3,622,684 which is comprised of $1,757,266 aggregate gross unrealized appreciation and $5,379,950 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

----------------------
  MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

 PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

 NET ASSETS:  $58.8 million
--------------------------------------------------------------------------------

The Municipal Bond Fund is managed with a balanced focus on income, total return, quality of securities, and avoidance of federal income taxes. There are six major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, bonds with other credit support, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can usually raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation (MBIA) or the Financial Guaranty Insurance Company (FGIC).* Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasuries. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. Bonds with other credit support are backed by agencies such as GNMA or FNMA, or have other guarantees that support the issuer's ability to repay the debt.

For the 12 months ended March 31, 2002, the Fund outperformed its main benchmark, the Lehman Municipal Bond Index. The Fund's performance benefited from the defensive stance with regard to interest rates and credit that has been maintained during most of the last year, as the economy appeared to be weakening. Now, in anticipation of economic recovery, the Fund's credit quality and interest rate postures are comparable to the Index.

As an asset class, municipal bond performance was less than taxable bond performance during most of 2001, when interest rates were falling. For the first three months of 2002, as interest rates began to rise, municipal bonds, which are less sensitive to interest rates, have performed better than taxable bonds. As rates have risen, the yield curve has become flatter, meaning that the difference between yields on short-term and long-term bonds is less than it had been. The yield curve for municipal bonds has flattened even more than for taxable bonds, but remains steep by historic standards. The Fund has maintained a neutral stance relative to the yield curve.

Careful independent analysis of the characteristics of individual bonds and their issuers is an important element of the management of this Fund. Based on this type of analysis, selective investments were made in corporate-backed municipal bonds near the end of the first quarter of 2002, when there was a flurry of corporate-backed supply issued at attractive levels. The Fund holds one hospital bond whose quality is below investment grade; the improving financial strength of the issuer makes it likely that this bond will be upgraded within the next year. The Fund remains under-weighted in high-tax, low-yield states such as California and New York and over-weighted in low-tax, high-yield states such as Texas and Illinois.

*Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
3/31/02

Insured
Bonds
-------
39%

Revenue Bonds
-------------
          30%

  Bonds with
Other Credit
     Support
------------
         15%

Pre-refunded Bonds
------------------
               11%

General
Obligation Bonds
----------------
5%

Percentage Holdings are based on invested assets.
Percentage Holdings are subject to change.

                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/30/99            11,064        11,420                          11,503
3/31/00            11,313        11,639                          11,747
9/30/00            11,810        12,111                          12,214
3/31/01            12,595        12,875                          13,031
9/30/01            13,076        13,333                          13,484
3/31/02            13,136        13,338           13,132         13,533

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                               One             Five
For the periods ended March 31, 2002          Year             Year*
--------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)      4.26%           6.64%
--------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                    3.81%           6.23%
--------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The Index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of March 31, 2002, the Index included 42,953 issues totaling over $791 billion in market value. The Index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/02

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 REVENUE BONDS (72.9%)
 MUNICIPAL BONDS - REVENUE (72.9%)
 ALABAMA (1.8%)
 Alabama Water Pollution Control
    Authority, 5.25%, 8/15/11
    RB, AMBAC                                1,000,000    $1,054,870
--------------------------------------------------------------------

 CALIFORNIA (3.4%)
 California Housing Finance
    Agency Revenue, 5.75%, 2/1/29
    RB, MBIA, AMT                              905,000       915,172
 Sacramento County, California
    Sanitation District Financing
    Authority Revenue,
    6.00%, 12/1/15 RB                        1,000,000     1,108,530
--------------------------------------------------------------------
 TOTAL                                                     2,023,702
--------------------------------------------------------------------

 CONNECTICUT (3.9%)
++Connecticut State Health &
    Education Facility Authority
    Revenue, Variable Coupon,
    7/1/36 RB                                1,100,000     1,100,000
 Hartford, Connecticut Package
    System Revenue, 6.40%, 7/1/20 RB         1,170,000     1,193,131
--------------------------------------------------------------------
 TOTAL                                                     2,293,131
--------------------------------------------------------------------

 DISTRICT OF COLUMBIA (1.2%)
++District of Columbia Revenue,
    Variable Coupon,
    9/15/29 RB, MBIA                           700,000       700,000
--------------------------------------------------------------------

 FLORIDA (2.1%)
 Collier County, Florida Housing
    Finance Authority Multi-family
    Revenue, 4.90%, 2/15/32
    RB, FNMA                                 1,250,000     1,252,363
--------------------------------------------------------------------

 GEORGIA (2.8%)
++Atlanta, Georgia Water &
    Wastewater Revenue, Variable
    Coupon, 11/1/41 RB, FSA                    500,000       500,000
 Cartersville, Georgia Development
    Authority Revenue, 7.40%,
    11/1/10 RB, AMT                          1,000,000     1,164,760
--------------------------------------------------------------------
 TOTAL                                                     1,664,760
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 ILLINOIS (8.8%)
 Chicago, Illinois O'Hare
    International Airport Revenue,
    5.70%, 1/1/08 RB, MBIA, AMT              1,000,000    $1,040,990
 Du Page, Illinois Water Revenue,
    5.25%, 5/1/14 RB                         1,500,000     1,517,175
 Illinois Metropolitan Fair &
    Exposition Authority,
    5.00%, 6/1/15 RB, BIGI                   1,000,000       994,680
 Illinois State Sales Tax Revenue,
    5.50%, 6/15/15 RB                        1,600,000     1,668,560
--------------------------------------------------------------------
 TOTAL                                                     5,221,405
--------------------------------------------------------------------

 INDIANA (0.6%)
 Fort Wayne, Indiana Sewer
    Works Improvement Revenue,
    9.625%, 8/1/05 RB, BIGI                    230,000       263,150
 Indiana State Toll Finance
    Authority Toll Road Revenue,
    6.00%, 7/1/15 RB                           100,000       100,054
--------------------------------------------------------------------
 TOTAL                                                       363,204
--------------------------------------------------------------------

 IOWA (3.8%)
 Cedar Rapids, Iowa First Mortgage
    Revenue, 9.00%, 7/1/25 RB, PR            1,000,000     1,182,850
 Iowa Finance Authority Hospital
    Facility Revenue, 5.878%,
    2/15/20 RB, AMBAC                        1,000,000     1,033,450
--------------------------------------------------------------------
 TOTAL                                                     2,216,300
--------------------------------------------------------------------

 KENTUCKY (1.9%)
 Louisville & Jefferson Counties,
    Kentucky Regional Airport
    Authority Airport System
    Revenue, 6.50%, 7/1/17
    RB, MBIA, AMT                            1,000,000     1,090,980
--------------------------------------------------------------------

 MAINE (1.8%)
 Maine Regional Waste System
    Solid Waste Resource Recovery
    Revenue, 6.25%, 7/1/11 RB, AMT           1,000,000     1,049,610
--------------------------------------------------------------------

 MISSOURI (1.9%)
 Saline County, Missouri Industrial
    Development Authority Health
    Facility Revenue, 6.50%, 12/1/28 RB      1,150,000     1,104,920
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 NEBRASKA  (1.7%)
 Nebraska Investment Finance Authority
    Single Family Housing Revenue,
    6.25%, 3/1/21 RB, GNMA, FNMA,
    FHLMC, AMT                                 990,000    $1,019,007
--------------------------------------------------------------------

 NEW YORK (5.3%)
 New York Metropolitan Transportation
    Authority Transportation Facility
    Revenue, 5.625%, 7/1/25
    RB, MBIA                                 1,000,000     1,037,880
 New York State Dormitory Authority,
    5.125%, 2/15/08 RB                       1,000,000     1,038,420
 New York, New York Municipal
    Water Finance Authority Water
    & Sewer System Revenue,
    5.75%, 6/15/29 RB                        1,000,000     1,040,360
--------------------------------------------------------------------
 TOTAL                                                     3,116,660
--------------------------------------------------------------------

 NORTH CAROLINA (5.8%)
 North Carolina Eastern Municipal
    Power Agency Power System
    Revenue, 4.00%, 1/1/18 RB, PR            1,795,000     1,605,825
 North Carolina Eastern Municipal
    Power Agency Power System
    Revenue, 4.50%, 1/1/24 RB, PR            1,930,000     1,790,152
--------------------------------------------------------------------
 TOTAL                                                     3,395,977
--------------------------------------------------------------------

 OHIO (6.4%)
 Cleveland, Ohio Regional Sewer
    District Water Revenue,
    6.75%, 4/1/07 RB, PR                        15,000        16,151
 Ohio Housing Finance Agency
    Mortgage Revenue, 5.625%, 9/1/16
    RB, GNMA                                   990,000     1,019,799
 Ohio Housing Finance Agency
    Mortgage Revenue, 6.20%, 9/1/14
    RB, GNMA                                   690,000       722,816
 Ohio State Water Development
    Authority Pollution Control Facility
    Revenue, 4.30%, 6/1/33 RB               2,000,000      2,001,720
--------------------------------------------------------------------
 TOTAL                                                     3,760,486
--------------------------------------------------------------------

 PENNSYLVANIA (2.6%)
 Pennsylvania State Higher Education
    Facility Authority Revenue,
    6.00%, 1/15/31 RB                        1,500,000     1,501,485
--------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S


MUNICIPAL BOND FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 RHODE ISLAND (1.8%)
 Providence, Rhode Island Public
    Building Authority General
    Revenue, 5.50%, 12/15/12
    RB, AMBAC                                1,000,000    $1,067,770
--------------------------------------------------------------------

 SOUTH CAROLINA (3.6%)
 Georgetown County, South Carolina
    Environmental Improvement
    Revenue, 5.70%, 4/1/14 RB                1,000,000     1,001,720
 South Carolina State Public
    Service Authority Revenue,
    5.342%, 6/30/06 RB, MBIA                 1,100,000     1,130,943
--------------------------------------------------------------------
 TOTAL                                                     2,132,663
--------------------------------------------------------------------

 SOUTH DAKOTA (2.7%)
 Rapid City, South Dakota Sales
    Tax Revenue, 5.50%, 6/1/11
    RB, AMBAC                                1,505,000     1,608,258
--------------------------------------------------------------------

 TENNESSEE (1.7%)
 Memphis - Shelby County, Tennessee
    Airport Authority Special Facility
    Revenue, 5.00%, 9/1/09 RB                1,000,000     1,007,050
--------------------------------------------------------------------

 TEXAS (6.4%)
 Odessa, Texas Junior College
    District Revenue, 8.125%, 12/1/18
    RB, PR                                   1,035,000     1,192,558
 Panhandle Texas Regional
    Housing Finance Authority,
    6.00%, 7/20/31 RB, GNMA                  1,000,000     1,084,590
 Texas Municipal Power Agency
    Revenue, 4.75%, 9/1/12
    RB, AMBAC                                1,500,000     1,477,545
--------------------------------------------------------------------
 TOTAL                                                      3,754,693
--------------------------------------------------------------------

 UTAH (0.9%)
 Intermountain Power Agency,
    Utah Power Supply Revenue,
    Variable Coupon, 7/1/12 RB, PR             500,000       500,000
--------------------------------------------------------------------
 TOTAL REVENUE BONDS
   (COST $42,097,340)                                     42,899,294
--------------------------------------------------------------------
 GENERAL OBLIGATION BONDS (26.8%)
 MUNICIPAL BOND - GENERAL OBLIGATION (26.8%)
 ALABAMA (1.8%)
 Birmingham, Alabama - Series A,
    5.25%, 5/1/18 GO                         1,050,000     1,057,161
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 ALASKA (1.0%)
 North Slope, Alaska Capital
    Appreciation - Series B,
    0.00%, 6/30/05 GO, FSA                     675,000      $598,867
--------------------------------------------------------------------

 ARIZONA (1.8%)
 Maricopa County, Arizona School
    District #69, 5.25%, 7/1/14
    GO, FGIC                                 1,000,000     1,050,260
--------------------------------------------------------------------

 DISTRICT OF COLUMBIA (1.8%)
 District of Columbia, 5.10%, 6/1/03
    GO, AMBAC                                1,000,000     1,029,970
--------------------------------------------------------------------

 ILLINOIS (8.9%)
+Chicago, Illinois Capital
    Appreciation, 5.38%, 1/1/17
    GO, MBIA                                 1,000,000       629,470
 Cook County, Illinois Community
    Consolidated School District #21,
    0.00%, 12/1/09 GO, FSA                   1,230,000       860,459
 Cook County, Illinois Community
    Consolidated School District #97,
    9.00%, 12/1/10 GO, FGIC                  1,000,000     1,307,940
 Illinois State, 5.75%, 4/1/12
    GO, MBIA                                 1,000,000     1,073,880
 Lake County, Illinois Community
    High School District #117,
    0.00%, 12/1/06 GO, FGIC                  1,625,000     1,346,816
--------------------------------------------------------------------
 TOTAL                                                     5,218,565
--------------------------------------------------------------------

 NEBRASKA (2.0%)
 Omaha, Nebraska,
    6.50%, 12/1/30 GO                        1,000,000     1,186,640
--------------------------------------------------------------------

 NEW YORK (2.3%)
 New York, New York - Series I,
    6.00%, 4/15/09 GO                        1,000,000     1,067,780
 New York, New York, Variable
    Coupon, 8/1/19 GO, LOC -
    Morgan Guaranty Trust                      300,000       300,000
--------------------------------------------------------------------
 TOTAL                                                     1,367,780
--------------------------------------------------------------------

 NORTH CAROLINA (1.8%)
 Wilson, North Carolina,
    5.00%, 6/1/10 GO, AMBAC                  1,005,000     1,051,240
--------------------------------------------------------------------

                                                        MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

TEXAS (5.4%)
 Aldine, Texas Independent School
    District, 5.50%, 2/15/16 GO, PSF         1,500,000    $1,551,540
 Little Elm, Texas Independent School
    District, 0.00%, 8/15/16 GO, PSF         1,930,000       886,989
 Wylie, Texas Independent School
    District, 0.00%, 8/15/08 GO, PSF         1,000,000       748,130
--------------------------------------------------------------------
 TOTAL                                                     3,186,659
--------------------------------------------------------------------
 TOTAL GENERAL OBLIGATION BONDS
   (COST $15,623,917)                                     15,747,142
--------------------------------------------------------------------
 TOTAL INVESTMENTS (99.7%)
   (COST $57,721,257)^                                    58,646,436
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (0.3%)                       155,525
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $58,801,961
--------------------------------------------------------------------

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $57,798,245 and the net unrealized appreciation of investments based on that cost was $848,191 which is comprised of $1,057,023 aggregate gross unrealized appreciation and $208,832 aggregate gross unrealized depreciation.

+Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

++All or a portion of the securities have been committed as collateral for when-issued securities.

 RB = Revenue Bond
 GO = General Obligation
 PR = Pre-refunded security will be called on the first call date (with certainty)
 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:
 AMBAC (AMBAC Indemnity Corporation)
 BIGI (Bond Investors Guarantee Insurance)
 FGIC (Financial Guaranty Insurance Company)
 FHLMC (Federal Home Loan Mortgage Corporation)
 FNMA (Federal National Mortgage Association)
 FSA (Financial Security Assurance)
 GNMA (Government National Mortgage Association)
 LOC (Letter of Credit)
 MBIA (Municipal Bond Insurance Organization)
 PSF (Permanent School Fund)

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                             MUNICIPAL BOND FUND

                      M A S O N   S T R E E T   F U N D S

SELECT BOND FUND

-------------------
  SELECT BOND FUND
--------------------------------------------------------------------------------
 OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

 PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

 NET ASSETS:  $68.6 million
--------------------------------------------------------------------------------

The Select Bond Fund invests primarily in high-quality debt securities, mainly government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

In the second consecutive year in which bonds provided significantly higher returns than equities, the Select Bond Fund substantially outperformed its major benchmark, the Merrill Lynch Domestic Master Index. Over the last 12 months, the yield curve steepened dramatically; a major determinant of performance was therefore correctly predicting changes in the curve. Early in the fiscal year, the Fund was overweighted in bonds with shorter durations, which have risen in price as short-term interest rates have dropped. In anticipation of the major increase in long-term rates late in the latter months of 2001, exposure to longer-duration bonds was further reduced to minimize interest rate risk.

The Fund's performance also benefited from an advantageous mix of sector holdings. Treasury notes, which have underperformed riskier bonds, were underweighted throughout the year. An overweight in mortgage-backed securities throughout most of the year, which was further increased in January 2002, has been of great value, as mortgages were among the best-performing categories. Careful industry selection was a significant factor in the Fund's strong performance within the corporate bond sector, which was overweighted. The emphasis has been on cyclical industries such as paper, chemical and autos, which have performed well; holdings in the troubled telecommunication and technology sectors have been negligible.

PERCENTAGE HOLDINGS
3/31/02

Government and
Government
Agencies,
including
FNMA and
GNMA
---------
41%

Corporate Bonds
---------------
            38%


          Commercial
     Mortgage-Backed
    and Asset-Backed
          Securities
    ----------------
                 12%


Short-term Investments
and Other Assets, net
---------------------
9%

Percentage Holdings are based on net assets.

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

Percentage Holdings are subject to change.

                                SELECT BOND FUND

PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741                       12,167
9/30/00            11,954        12,263                       12,733
3/31/01            12,941        13,227                       13,679
9/30/01            13,577        13,840                       14,395
3/31/02            13,686        13,951        13,705         14,386

Time period 3/31/97 through 3/31/02.

TOTAL RETURN
                                                One       Five
For the periods ended March 31, 2002            Year      Year*
--------------------------------------------------------------------
Select Bond Fund
(Class A - without initial sales charge)       5.76%       7.52%
--------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                          5.17%       7.54%
--------------------------------------------------------------------

*Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The Index measures the income provided by, and the price changes of, the underlying securities. The Index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and an applicable contingent deferred sales charge for Class B.

 SCHEDULE OF INVESTMENTS 3/31/02
                                            Shares/Par  Market Value
--------------------------------------------------------------------

 BONDS (91.2%)
 CORPORATE BONDS (37.9%)
 AEROSPACE - DEFENSE  (2.2%)
 Boeing Capital Corporation,
    6.10%, 3/1/11                            1,000,000      $969,337
 Lockheed Martin Corporation,
    8.20%, 12/1/09                             500,000       555,289
--------------------------------------------------------------------
 TOTAL                                                     1,524,626
--------------------------------------------------------------------

 AIR COURIER SERVICES (2.5%)
 FedEx Corp., 9.65%, 6/15/12                   720,000       848,844
 United Parcel Service, 8.375%, 4/1/20         750,000       877,943
--------------------------------------------------------------------
 TOTAL                                                     1,726,787
--------------------------------------------------------------------

 AUTO RELATED (2.1%)
 General Motors Acceptance
    Corporation, 6.875%, 9/15/11               100,000        96,608
 General Motors Acceptance
    Corporation, 7.25%, 3/2/11                 355,000       351,959
 Toyota Motor Credit Corporation,
    5.65%, 1/15/07                           1,000,000     1,001,640
--------------------------------------------------------------------
 TOTAL                                                     1,450,207
--------------------------------------------------------------------

 BEVERAGES, MALT BEVERAGES (3.3%)
 Anheuser-Busch Companies, Inc.,
    7.00%, 12/1/25                             720,000       712,050
 Anheuser-Busch Companies, Inc.,
    7.50%, 3/15/12                              57,000        62,500
 Coca-Cola Enterprises, Inc.,
    5.375%, 8/15/06                            250,000       247,908
 Coca-Cola Enterprises, Inc.,
    5.75%, 3/15/11                           1,000,000       972,161
 Coca-Cola Enterprises, Inc.,
    6.125%, 8/15/11                            250,000       245,043
--------------------------------------------------------------------
 TOTAL                                                     2,239,662
--------------------------------------------------------------------

 BROAD WOVEN FABRIC MILLS, MANMADE (0.1%)
+Polysindo International Finance,
    11.375%, 6/15/06                           800,000        88,000
--------------------------------------------------------------------

 CARPETS & RUGS (1.5%)
 Mohawk Industries, Inc.,
    7.20%, 4/15/12 144A                      1,000,000     1,004,200
--------------------------------------------------------------------

 CHEMICAL PREPARATIONS (1.0%)
 Nova Chemicals, Ltd., 7.25%, 8/15/28          800,000       716,313
--------------------------------------------------------------------

 COMMERCIAL BANKS (0.4%)
 Bank of America Corporation,
    7.40%, 1/15/11                             133,000       140,440
 Wells Fargo Bank, 6.45%, 2/1/11               150,000       150,288
--------------------------------------------------------------------
 TOTAL                                                       290,728
--------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 CRUDE PETROLEUM & NATURAL GAS (4.8%)
 Anadarko Petroleum Corp.,
    5.375%, 3/1/07                             400,000      $388,598
 Devon Energy Corporation,
    7.95%, 4/15/32                             960,000       968,403
 Kerr-McGee Corporation,
    5.875%, 9/15/06                            870,000       858,906
 Occidental Petroleum, 6.75%, 1/15/12        1,000,000     1,002,800
--------------------------------------------------------------------
TOTAL                                                     3,218,707
--------------------------------------------------------------------

 ELECTRIC SERVICES (1.9%)
 Exelon Generation Co., LLC,
    6.95%, 6/15/11 144A                      1,080,000     1,075,505
 South Carolina Electric & Gas,
    6.125%, 3/1/09                             250,000       246,827
--------------------------------------------------------------------
 TOTAL                                                     1,322,332
--------------------------------------------------------------------

 FEDERAL SAVINGS INSTITUTIONS (1.1%)
 Washington Mutual, Inc.,
    5.625%, 1/15/07                            750,000       735,750
--------------------------------------------------------------------

 FOODS (1.0%)
 Conagra Foods, Inc., 6.75%, 9/15/11           700,000       702,101
--------------------------------------------------------------------

 METAL MINING (0.4%)
 Rio Tinto Finance, Ltd., 5.75%, 7/3/06        300,000       300,843
--------------------------------------------------------------------

 MOTION PICTURES (0.7%)
 Walt Disney Company, 7.00%, 3/1/32            500,000       485,390
--------------------------------------------------------------------

 MOTOR VEHICLE PARTS/ACCESSORIES (0.7%)
 TRW, Inc., 7.125%, 6/1/09                     250,000       245,149
 TRW, Inc., 7.75%, 6/1/29                      250,000       238,326
--------------------------------------------------------------------
 TOTAL                                                       483,475
--------------------------------------------------------------------

 MOTORS & GENERATORS (0.4%)
 Emerson Electric Co., 5.75%, 11/1/11          318,000       301,465
--------------------------------------------------------------------

 OFFICE MACHINES (0.6%)
 Pitney Bowes Credit Corp.,
    5.75%, 8/15/08                             400,000       397,014
--------------------------------------------------------------------

 OIL & GAS EXTRACTION (0.8%)
 Chevron Corporation, 6.625%, 10/1/04          500,000       528,836
--------------------------------------------------------------------

 PAPER & ALLIED PRODUCTS (1.1%)
 Meadwestvaco Corporation,
    6.85%, 4/1/12                              750,000       741,473
--------------------------------------------------------------------

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 PETROLEUM REFINING (1.0%)
 Marathon Oil Corporation,
    6.125%, 3/15/12                            350,000      $335,679
 Marathon Oil Corporation,
    6.80%, 3/15/32                             350,000       328,264
--------------------------------------------------------------------
 TOTAL                                                       663,943
--------------------------------------------------------------------

 PHARMACEUTICALS (6.6%)
 American Home Products Corporation,
    6.70%, 3/15/11                             750,000       764,815
 Bristol-Myers Squibb, 5.75%, 10/1/11          222,000       213,695
 Eli Lilly & Co., 5.50%, 7/15/06               600,000       605,003
 Eli Lilly & Co., 7.125%, 6/1/25               300,000       315,183
 Johnson & Johnson, 6.625%, 9/1/09             700,000       732,338
 Johnson & Johnson, 6.95%, 9/1/29              400,000       417,665
 Merck & Co., Inc., 5.95%, 12/1/28             937,000       858,079
 Pfizer, Inc., 5.625%, 2/1/06                  550,000       561,626
--------------------------------------------------------------------
 TOTAL                                                     4,468,404
--------------------------------------------------------------------

 PLASTICS MATERIALS & RESINS (1.0%)
 Eastman Chemical, 7.00%, 4/15/12              700,000       695,009
--------------------------------------------------------------------

 PROPERTY & CASUALTY INSURANCE (0.2%)
 TIAA Global Markets,
    5.00%, 3/1/07 144A                         140,000       136,350
--------------------------------------------------------------------

 RETAIL-MISCELLANEOUS SHOPPING GOODS STORES (0.2%)
 Wal-Mart Canada, 5.58%, 5/1/06 144A           150,000       152,217
--------------------------------------------------------------------

 TOBACCO PRODUCTS (1.8%)
 Philip Morris Companies, Inc.,
    7.75%, 1/15/27                           1,250,000     1,268,879
--------------------------------------------------------------------

 UTILITIES (0.5%)
 El Paso Energy Corporation,
    7.80%, 8/1/31                              375,000       364,850
--------------------------------------------------------------------

 TOTAL CORPORATE BONDS
   (COST $26,548,096)                                     26,007,561
--------------------------------------------------------------------

 GOVERNMENT (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS (40.7%)
 FEDERAL GOVERNMENT & AGENCIES  (40.7%)
 Aid-Israel, 0.00%, 11/1/24                  1,500,000       337,647
 Federal Home Loan Bank,
    5.54%, 1/8/09                              300,000       296,137
 Federal Home Loan Mortgage
    Corporation, 7.50%, 10/1/27                470,160       490,254
 Federal National Mortgage
    Association, 5.97%, 10/1/08                375,619       377,505
 Federal National Mortgage
    Association, 6.22%, 2/1/06                 464,972       479,040

                                                                  MARCH 31, 2002

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
 Federal National Mortgage
    Association, 6.265%, 10/1/08               239,864      $244,322
 Federal National Mortgage
    Association, 6.39%, 4/1/08                 466,918       478,863
 Federal National Mortgage
    Association, 7.36%, 4/1/11                 442,241       474,123
 Federal National Mortgage
    Association, 11.00%, 12/1/12                10,610        11,983
 Federal National Mortgage
    Association, 11.00%, 9/1/17                 74,311        84,136
 Federal National Mortgage
    Association, 11.00%, 12/1/17                20,232        22,942
 Federal National Mortgage
    Association, 11.00%, 2/1/18                 29,454        33,396
 Federal National Mortgage
    Association, 11.50%, 4/1/18                 35,198        40,347
 Federal National Mortgage
    Association, 12.00%, 9/1/12                 89,471       102,719
 Federal National Mortgage
    Association, 12.00%, 12/1/12                22,635        26,115
 Federal National Mortgage
    Association, 12.00%, 9/1/17                 27,599        31,959
 Federal National Mortgage
    Association, 12.00%, 10/1/17                21,148        24,501
 Federal National Mortgage
    Association, 12.00%, 12/1/17                21,512        24,943
 Federal National Mortgage
    Association, 12.00%, 2/1/18                 39,560        45,843
 Federal National Mortgage
    Association, 12.25%, 1/1/18                 17,200        19,972
 Federal National Mortgage
    Association, 12.50%, 4/1/18                 20,439        23,851
 Federal National Mortgage
    Association, 13.00%, 11/1/12                15,150        17,722
 Federal National Mortgage
    Association, 13.00%, 11/1/17                32,205        38,013
 Federal National Mortgage
    Association, 13.00%, 12/1/17                21,875        25,799
 Federal National Mortgage
    Association, 13.00%, 2/1/18                 37,311        44,008
 Federal National Mortgage
    Association, 14.00%, 12/1/17                11,322        13,656
 Government National Mortgage
    Association, 5.50%, 4/1/25               3,500,000     3,281,251
 Government National Mortgage
    Association, 7.00%, 4/1/25               2,500,000     2,549,219
 Government National Mortgage
    Association, 7.50%, 6/15/28                143,577       149,960

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 FEDERAL GOVERNMENT & AGENCIES (CONTINUED)
 Government National Mortgage
    Association, 8.00%, 12/15/26               180,820      $191,968
 Government National Mortgage
    Association, 8.00%, 7/15/27                136,378       144,311
 Government National Mortgage
    Association, 11.00%, 1/15/18               190,757       215,826
 Housing & Urban Development,
    6.08%, 8/1/13                              750,000       735,164
 US Treasury, 3.00%, 1/31/04                   265,000       262,226
 US Treasury, 3.00%, 2/29/04                 3,000,000     2,963,791
 US Treasury, 3.875%, 6/30/03                   95,000        96,006
 US Treasury, 4.625%, 2/28/03                1,140,000     1,160,440
 US Treasury, 4.625%, 5/15/06                  941,000       937,361
 US Treasury, 5.375%, 2/15/31                   85,000        79,800
 US Treasury, 5.625%, 11/30/02               3,000,000     3,063,985
 US Treasury, 5.75%, 11/15/05                2,104,000     2,186,763
 US Treasury Inflation Index Bond,
    3.625%, 1/15/08                          2,366,971     2,429,104
 US Treasury Inflation Index Bond,
    3.875%, 4/15/29                          1,023,055     1,086,996
 US Treasury Inflation Index Bond,
    5.00%, 2/15/11                           1,924,000     1,864,552
 Vendee Mortgage Trust, Series
    1998-3, Class E, 6.50%, 3/15/29            250,000       243,008
 Vendee Mortgage Trust, Series
    1999-1, Class 2IO, 0.175%,
    1/15/29 IO                              53,814,246       466,870
--------------------------------------------------------------------

 TOTAL GOVERNMENT
   (DOMESTIC AND FOREIGN)
   AND AGENCY BONDS
   (COST $27,783,944)                                     27,918,397
--------------------------------------------------------------------

 MORTGAGE-BACKED AND
   ASSET-BACKED SECURITIES (12.6%)
 COMMERCIAL BANKS (0.6%)
 Nationsbank Lease Pass Through
    Trust, Series 1997-A, Class 1,
    7.442%, 1/10/11 144A                       410,351       430,974
--------------------------------------------------------------------

 COMMERCIAL MORTGAGES (8.8%)
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS1,
    1.632%, 11/13/26 IO                      6,058,859        68,829
 Asset Securitization Corporation,
    Series 1996-MD6, Class CS2,
    1.098%, 11/13/26 IO                      8,000,000       174,876
 Asset Securitization Corporation,
    Series 1997-D5, Class A3,
    7.114%, 2/14/41                            450,000       422,060

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

                                            Shares/Par  Market Value
--------------------------------------------------------------------

 COMMERCIAL MORTGAGES (CONTINUED)
 Chase Commercial Mortgage
    Securities Corporation, Series
    1997-2, Class A2, 6.60%, 11/19/07          500,000      $514,633
 Chase Commercial Mortgage
    Securities Corporation, Series
    1997-2, Class B, 6.60%, 11/19/07           500,000       511,915
 Commercial Mortgage Acceptance
    Corporation, Series 1997-ML1,
    Class B, 6.644%, 12/15/07                  500,000       503,886
 Credit Suisse First Boston Mortgage
    Securities Corporation, Series
    1997-C1,Class A2, 7.26%,
    6/20/07 144A                               226,606       236,837
 Credit Suisse First Boston Mortgage
    Securities Corporation, Series
    1997-C1, Class B, 7.28%,
    6/20/07 144A                               250,000       262,420
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class A1,
    7.00%, 11/2/06 144A                        500,000       503,203
 Criimi Mae Commercial Mortgage
    Trust, Series 1998-C1, Class B,
    7.00%, 11/2/11 144A                        600,000       540,563
 DLJ Commercial Mortgage Corporation,
    Series 1998-CF1, Class S,
    0.70%, 1/15/18 IO                       19,096,804       601,543
 DLJ Mortgage Acceptance Corporation,
    Series 1997-CF2, Class S,
    0.352%, 10/15/17 IO 144A                27,360,324       524,114
 Midland Realty Acceptance
    Corporation, Series 1996-C2,
    Class AEC, 1.353%, 1/25/29
    IO 144A                                  7,473,185       376,870
 Mortgage Capital Funding, Inc.,
    Series 1997-MC1, Class A3,
    7.288%, 3/20/07                            400,000       421,883
 Nomura Asset Securities Corporation,
    Series 1998-D6, Class A2,
    6.993%, 3/17/28                            200,000       204,581
 RMF Commercial Mortgage
    Pass-Through, Series 1997-1,
    Class F, 7.471%, 1/15/19 144A              400,000       184,625
--------------------------------------------------------------------
 TOTAL                                                     6,052,838
--------------------------------------------------------------------

 CREDIT CARD ASSET-BACKED (0.0%)
 Heilig-Meyers Master Trust,
    Series 1998-1A, Class A,
    6.125%, 1/20/07 144A                       207,575        10,379
--------------------------------------------------------------------

                                             Shares/Par   Market Value
--------------------------------------------------------------------

 FRANCHISE LOAN RECEIVABLES (1.3%)
 Enterprise Mortgage Acceptance
    Company, Series 1998-1, Class A2,
    6.38%, 4/15/07 144A                        400,000      $358,245
 Enterprise Mortgage Acceptance
    Company, Series 1998-1, Class
    IO, 1.37%, 1/15/23 IO 144A              12,128,152       454,807
 FMAC Loan Receivables Trust,
    Series 1998-A, Class A1,
    6.20%, 9/15/20 144A                         16,099        16,018
 Global Franchise Trust, Series 1998-1,
    Class A1, 6.349%, 4/10/04 144A              85,597        84,259
--------------------------------------------------------------------
 TOTAL                                                       913,329
--------------------------------------------------------------------

 MANUFACTURED HOUSING (0.7%)
 Mid-State Trust, Series 6, Class A3,
    7.54%, 7/1/35                              445,978       448,599
--------------------------------------------------------------------

 MOTORCYCLE DEALERS (0.2%)
 Harley-Davidson Eaglemark
    Motorcycle Trust, Series 1998-2,
    Class A2, 5.87%, 4/15/04                   106,342       107,475
--------------------------------------------------------------------

 RESIDENTIAL MORTGAGES (0.2%)
 Blackrock Capital Finance LP,
    Series 1997-R1, Class B3,
    7.75%, 3/25/37 144A                        262,513        45,940
 Blackrock Capital Finance LP,
    Series 1997-R3, Class B3,
    7.25%, 11/25/28 144A                       462,631        69,394
--------------------------------------------------------------------
 TOTAL                                                       115,334
--------------------------------------------------------------------

 RETAIL-RETAIL STORES (0.8%)
 LB Mortgage Trust, Series 1991-2,
    Class A3, 8.396%, 1/20/17                  510,862       561,621
--------------------------------------------------------------------

 TOTAL MORTGAGE-BACKED AND
   ASSET-BACKED SECURITIES
   (COST $10,195,060)                                      8,640,549
--------------------------------------------------------------------

 TOTAL BONDS
   (COST $64,527,100)                                     62,566,507
--------------------------------------------------------------------

 MONEY MARKET INVESTMENTS (18.2%)
 FEDERAL GOVERNMENT & AGENCIES (0.7%)
 Federal Home Loan Discount Note,
    1.74%, 5/16/02                             500,000       498,913
--------------------------------------------------------------------

 FINANCE LESSORS (3.7%)
 Receivables Capital Corp.,
    1.82%, 4/12/02                           2,500,000     2,498,609
--------------------------------------------------------------------

                                                                  MARCH 31, 2002

                                             Shares/Par   Market Value
--------------------------------------------------------------------

 MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.6%)
 Quincy Capital Corp., 1.83%, 4/24/02        2,500,000    $2,497,077
--------------------------------------------------------------------

 NEWSPAPERS (3.7%)
 Gannet Company, Inc.,
    1.80%, 4/19/02                           2,500,000     2,497,749
--------------------------------------------------------------------

 PERSONAL CREDIT INSTITUTIONS (3.6%)
 Salomon Smith Barney Holdings,
    1.81%, 4/19/02                           2,500,000     2,497,738
--------------------------------------------------------------------

 SHORT-TERM BUSINESS CREDIT (2.9%)
 CXC Incorporated, 1.83%, 5/15/02             2,000,000    1,995,527
--------------------------------------------------------------------
 TOTAL MONEY MARKET INVESTMENTS
   (COST $12,485,613)                                     12,485,613
--------------------------------------------------------------------
 TOTAL INVESTMENTS (109.4%)
   (COST $77,012,713)^                                    75,052,120
--------------------------------------------------------------------
 OTHER ASSETS, LESS LIABILITIES (-9.4%)                  (6,461,086)
--------------------------------------------------------------------
 TOTAL NET ASSETS (100.0%)                               $68,591,034
--------------------------------------------------------------------

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

IO - Interest Only Security

+Defaulted Security

^At March 31, 2002, the aggregate cost of securities for federal tax purposes was $77,414,329 and the net unrealized depreciation of investments based on that cost was $2,362,209 which is comprised of $393,259 aggregate gross unrealized appreciation and $2,755,468 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.


                                SELECT BOND FUND

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $13,071,496)                                   $14,982,390
Money Market Investments (cost $2,997,303)                           2,997,303
-------------------------------------------------------------------------------
                                                                    17,979,693
-------------------------------------------------------------------------------
Cash                                                                   142,322
Due from Sale of Fund Shares                                            48,092
Due from Investment Advisor                                             19,010
Due from Sale of Securities                                             14,380
Futures Variation Margin                                                 4,375
Dividends Receivable                                                       678
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      18,208,550
-------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                          613,992
Accrued Expenses                                                        40,458
Due on Redemption of Fund Shares                                        22,197
Accrued Distribution Fees                                                8,766
Accrued Administrative Fees                                              1,432
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    686,845
-------------------------------------------------------------------------------
NET ASSETS                                                         $17,521,705
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 1,311,848 shares outstanding)                              $16,117,085
Undistributed Accumulated Net
 Realized Loss on Investments                                        (531,649)
Net Unrealized Appreciation of:
 Investment Securities                                               1,910,894
 Index Futures Contracts                                                25,375
-------------------------------------------------------------------------------
NET ASSETS FOR 1,311,848
 SHARES OUTSTANDING                                                $17,521,705
===============================================================================
Per Share of Class A (Based on 1,045,865
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $14.05
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $13.38
===============================================================================
Per Share of Class B (Based on 265,983
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $13.25
===============================================================================

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2002
-------------------------------------------------------------------------------

INVESTMENT INCOME
Income
 Interest                                                              $61,118
 Dividends                                                              11,003
-------------------------------------------------------------------------------
  TOTAL INCOME                                                          72,121
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       123,094
 Transfer Agent Fees                                                    67,778
 Shareholder Servicing Fees                                             36,204
 Distribution Fees:
  Class A                                                               11,594
  Class B                                                               21,653
 Custodian Fees                                                         31,119
 Registration Fees                                                      24,407
 Audit Fees                                                             16,300
 Administrative Fees                                                    14,482
 Shareholder Reporting Fees                                             14,240
 Directors Fees                                                          6,636
 Professional Fees                                                       6,078
 Other Expenses                                                          2,402
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       375,987
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (154,185)
   Custodian Fees Paid Indirectly                                      (2,267)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   219,313
-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                 (147,414)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                                               (334,426)
 Index Futures Contracts                                               227,871
-------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                      (106,555)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                                              2,334,434
  Index Futures Contracts                                               21,575
-------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   2,356,009
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              2,249,454
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $2,102,040
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          SMALL CAP GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                             $(147,414)        $(124,697)
  Net Realized Loss on Investments                 (106,555)         (170,351)
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    2,356,009       (3,025,050)
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     2,102,040       (3,320,098)
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        -       (1,775,175)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        -         (382,146)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                         -       (2,157,321)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 238,498
   and 216,660 Shares                              2,970,983         3,708,590
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (0 and 139,922 shares)            -         1,759,096
  Payments for 63,150 and 62,204 Shares Redeemed   (793,444)       (1,019,323)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (175,348 and 294,378 shares)                 2,177,539         4,448,363
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 69,725 and 77,030 Shares     871,023         1,250,284
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid (0 and 29,880 shares)             -           376,292
  Payments for 11,061 and 7,298 Shares Redeemed    (139,424)         (113,119)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
      (58,664 and 99,612 shares)                     731,599         1,513,457
-------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                      5,011,178           484,401

NET ASSETS
 Beginning of Period                              12,510,527        12,026,126
-------------------------------------------------------------------------------
 END OF PERIOD                                   $17,521,705       $12,510,527
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                                               CLASS A       CLASS A     CLASS A
                                                                                             -----------   ----------- -----------
                                                                                                                      For the Period
                                                                                               For the       For the     July 12,
                                                                                              Year Ended   Year Ended 1999+ through
                                                                                              March 31,     March 31,   March 31,
(For a share outstanding throughout the period)                                                  2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                                              $11.61      $17.59       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                                             (0.11)     (0.13)^      (0.08)*
   Net Realized and Unrealized Gains (Losses) on Investments                                         1.88      (3.36)         8.12
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                                                1.77      (3.49)         8.04
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                                             -           -       (0.01)
   Distributions from Realized Gains on Investments                                                     -      (2.49)       (0.44)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                                                -      (2.49)       (0.45)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                                    $13.38      $11.61       $17.59
====================================================================================================================================
 TOTAL RETURN++                                                                                    15.25%    (20.91)%     81.52%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                                    $13,997,182 $10,110,730  $10,133,996
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                                      2.46%       2.36%       3.31%o
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                        1.40%       1.40%       1.40%o
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                               (0.89)%     (0.79)%     (0.92)%o
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                                           57.86%      81.87%       89.96%
====================================================================================================================================


+ Fund commenced operations on July 12, 1999.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. **Reflects total return for the period; not annualized.
^ Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                               CLASS B       CLASS B     CLASS B
                                                                                             -----------   ----------- -----------
                                                                                                                      For the Period
                                                                                               For the       For the  July 12, 1999+
                                                                                              Year Ended   Year Ended    through
                                                                                              March 31,     March 31,   March 31,
(For a share outstanding throughout the period)                                                  2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                                              $11.58      $17.57       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                                             (0.11)     (0.23)^      (0.10)*
   Net Realized and Unrealized Gains (Losses) on Investments                                         1.78      (3.35)         8.09
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                                                1.67      (3.58)         7.99
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                                             -           -            -
   Distributions from Realized Gains on Investments                                                     -      (2.41)       (0.42)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                                                -      (2.41)       (0.42)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                                    $13.25      $11.58       $17.57
====================================================================================================================================
 TOTAL RETURN++                                                                                    14.42%    (21.40)%     80.95%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                                     $3,524,523  $2,399,797   $1,892,130
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                                      3.11%       3.01%       3.89%o
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                        2.05%       2.05%       2.05%o
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                               (1.54)%     (1.44)%     (1.57)%o
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                                           57.86%      81.87%       89.96%
====================================================================================================================================


+ Fund commenced operations on July 12, 1999.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. **Reflects total return for the period; not annualized.
^ Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $63,124,511)                                   $70,223,519
Money Market Investments (cost $11,088,764)                         11,088,764
-------------------------------------------------------------------------------
                                                                    81,312,283
-------------------------------------------------------------------------------
Cash                                                                   143,853
Due from Sale of Fund Shares                                           106,460
Dividends and Interest Receivable                                       17,340
Futures Variation Margin                                                16,225
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      81,596,161
-------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        4,987,955
Due on Redemption of Fund Shares                                       132,061
Accrued Expenses                                                        66,148
Accrued Distribution Fees                                               33,302
Due to Investment Advisor                                                6,540
Accrued Administrative Fees                                              6,390
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  5,232,396
-------------------------------------------------------------------------------
NET ASSETS                                                         $76,363,765
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,928,904 shares outstanding)                              $77,174,756
Undistributed Accumulated Net
 Realized Loss on Investments                                      (7,995,313)
Net Unrealized Appreciation of:
 Investment Securities                                               7,099,008
 Futures Contracts                                                      85,314
-------------------------------------------------------------------------------
NET ASSETS FOR 5,928,904
 SHARES OUTSTANDING                                                $76,363,765
===============================================================================
Per Share of Class A (Based on 5,108,033
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $13.57
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $12.93
===============================================================================
Per Share of Class B (Based on 820,871
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $12.55
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002
INVESTMENT INCOME
Income
 Interest                                                             $374,424
 Dividends                                                             135,843
-------------------------------------------------------------------------------
  TOTAL INCOME                                                         510,267
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       556,622
 Shareholder Servicing Fees                                            185,541
 Transfer Agent Fees                                                   142,266
 Distribution Fees:
  Class A                                                               64,222
  Class B                                                               74,955
 Administrative Fees                                                    74,216
 Custodian Fees                                                         38,893
 Registration Fees                                                      25,747
 Audit Fees                                                             16,301
 Shareholder Reporting Fees                                             14,235
 Other Expenses                                                          8,174
 Directors Fees                                                          6,636
 Professional Fees                                                       6,077
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,213,885
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (183,910)
   Custodian Fees Paid Indirectly                                      (1,833)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                 1,028,142
-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                 (517,875)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
 Investment Securities                                             (6,842,974)
 Futures Contracts                                                   (878,139)
-------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
   FOR THE PERIOD                                                  (7,721,113)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                                              9,343,804
  Futures Contracts                                                    676,056
-------------------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                  10,019,860
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              2,298,747
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $1,780,872
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Loss                             $(517,875)        $(588,119)
  Net Realized Gain (Loss) on Investments        (7,721,113)        11,621,639
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period   10,019,860      (39,351,380)
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     1,780,872      (28,317,860)
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments              (5,175,614)      (13,897,970)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                (830,920)       (2,079,956)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders               (6,006,534)      (15,977,926)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 343,877
   and 267,276 Shares                              4,645,274         5,469,555
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
    (401,161 and 802,176 shares)                   5,166,905        13,858,834
  Payments for 206,432 and 151,938
   Shares Redeemed                               (2,765,014)       (3,116,473)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
      (538,606 and 917,514 shares)                 7,047,165        16,211,916
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 126,553
   and 151,523 Shares                              1,655,498         3,052,315
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
   65,700 and 120,071 shares)                        824,010         2,040,053
  Payments for 89,679 and 52,015
   Shares Redeemed                               (1,168,939)       (1,026,010)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions
     (102,574 and 219,579 shares)                  1,310,569         4,066,358
-------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS           4,132,072      (24,017,512)

NET ASSETS
 Beginning of Period                              72,231,693        96,249,205
-------------------------------------------------------------------------------
 END OF PERIOD                                   $76,363,765       $72,231,693
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $13.70      $23.23       $13.73      $14.50       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.09)      (0.11)+      (0.21)*     (0.11)       (0.12)+
   Net Realized and Unrealized Gains
     (Losses) on Investments                                                0.43      (5.69)        11.82      (0.43)         5.18
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.34      (5.80)        11.61      (0.54)         5.06
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Realized Gains on Investments                       (1.11)      (3.73)       (2.11)      (0.23)       (0.56)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (1.11)      (3.73)       (2.11)      (0.23)       (0.56)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $12.93      $13.70       $23.23      $13.73       $14.50
====================================================================================================================================
 TOTAL RETURN++                                                            2.54%    (28.33)%       87.53%     (3.78)%       51.57%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $66,061,575 $62,587,176  $84,847,655 $43,840,289  $41,640,193
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.55%       1.45%        1.50%       1.62%        1.64%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.30%       1.30%        1.30%       1.30%        1.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.61)%     (0.55)%      (0.82)%     (0.80)%      (0.96)%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  68.02%      63.63%       92.54%      84.46%       64.91%
====================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $13.43      $22.86       $13.58      $14.43       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.09)     (0.24)+      (0.27)*      (0.19)       (0.21)
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                         0.32      (5.59)        11.59      (0.43)         5.18
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.23      (5.83)        11.32      (0.62)         4.97
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Realized Gains on Investments                       (1.11)      (3.60)       (2.04)      (0.23)       (0.54)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (1.11)      (3.60)       (2.04)      (0.23)       (0.54)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $12.55      $13.43       $22.86      $13.58       $14.43
====================================================================================================================================
 TOTAL RETURN++                                                            1.75%    (28.78)%       86.13%     (4.35)%       50.59%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $10,302,190  $9,644,517  $11,401,550  $4,695,396   $1,870,132
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.20%       2.10%        2.15%       2.27%        2.29%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.95%       1.95%        1.95%       1.95%        1.95%
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (1.26)%     (1.20)%      (1.47)%     (1.45)%      (1.61)%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  68.02%      63.63%       92.54%      84.46%       64.91%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $57,802,548)                                   $55,686,771
Money Market Investments (cost $5,489,754)                           5,489,754
Preferred Stock (cost $542,715)                                        581,227
-------------------------------------------------------------------------------
                                                                    61,757,752
-------------------------------------------------------------------------------
Cash                                                                    64,338
Dividends and Interest Receivable                                      184,424
Due from Sale of Fund Shares                                            24,719
Due from Investment Advisor                                                889
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      62,032,122
-------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        77,870
Accrued Distribution Expense                                            14,399
Due on Redemption of Fund Shares                                        13,624
Accrued Administrative Fees                                              8,011
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    113,904
-------------------------------------------------------------------------------
NET ASSETS                                                         $61,918,218
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 7,119,465 shares outstanding)                              $67,463,736
Undistributed Net Investment Income                                     38,232
Undistributed Accumulated Net
 Realized Loss on Investments                                      (3,506,429)
Net Unrealized Depreciation of:
 Investment Securities                                             (2,077,265)
 Foreign Currency Transactions                                            (56)
-------------------------------------------------------------------------------
NET ASSETS FOR 7,119,465
 SHARES OUTSTANDING                                                $61,918,218
===============================================================================
Per Share of Class A (Based on
 6,637,848 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $9.13
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $8.70
===============================================================================
Per Share of Class B (Based on 481,617
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $8.61
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $129,040)                  $1,112,946
 Interest                                                              178,550
-------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,291,496
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       457,610
 Shareholder Servicing Fees                                            134,598
 Custodian Fees                                                         97,230
 Transfer Agent Fees                                                    82,662
 Distribution Fees:
  Class A                                                               49,790
  Class B                                                               30,356
 Administrative Fees                                                    53,839
 Registration Fees                                                      30,431
 Other Expenses                                                         27,974
 Shareholder Reporting Fees                                             13,955
 Trustee Fees                                                            6,636
 Professional Fees                                                       6,063
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       991,144
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (75,027)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   916,117
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 375,379
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
 Investment Securities                                             (2,130,111)
 Foreign Currency Transactions                                        (73,177)
-------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
   FOR THE PERIOD                                                  (2,203,288)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                                                601,513
  Foreign Currency Transactions                                          3,401
-------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED
     APPRECIATION OF INVESTMENTS FOR THE PERIOD                        604,914
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (1,598,374)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(1,222,995)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                           INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                             $375,379          $360,915
  Net Realized Gain (Loss) on Investments        (2,203,288)            24,448
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments and
   Foreign Currency Transactions for the Period      604,914       (4,420,719)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     from Operations                             (1,222,995)       (4,035,356)
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                           (271,454)         (259,412)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        -       (1,644,460)
  Distributions to Class B Shareholders from
   Net Investment Income                                   -           (5,903)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        -         (213,210)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                 (271,454)       (2,122,985)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 3,203,636
   and 184,806 Shares                             28,624,918         1,858,183
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (32,568 and 194,253 shares)                       271,289         1,901,742
  Payments for 115,063 and
   139,080 Shares Redeemed                       (1,000,784)       (1,395,166)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (3,121,141 and 239,979 shares)               27,895,423         2,364,759
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 63,337 and 96,067 Shares     536,212           953,608
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (0 and 21,788 shares)                                   -           211,997
  Payments for 44,593 and 45,433 Shares Redeemed   (371,533)         (448,719)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (18,744 and 72,422 shares)                      164,679           716,886
-------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS          26,565,653       (3,076,696)

NET ASSETS
 Beginning of Period                              35,352,565        38,429,261
-------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF
  $38,232 AND $5,407, RESPECTIVELY)              $61,918,218       $35,352,565
-------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $8.89      $10.49        $9.09      $10.58       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.06       0.10+        0.15*       0.19*        0.24+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.21)      (1.13)         1.39      (1.13)         0.56
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.15)      (1.03)         1.54      (0.94)         0.80
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.04)      (0.08)       (0.13)      (0.17)       (0.22)
   Distributions from Realized Gains on Investments                            -      (0.49)       (0.01)      (0.38)            -
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.04)      (0.57)       (0.14)      (0.55)       (0.22)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $8.70       $8.89       $10.49       $9.09       $10.58
====================================================================================================================================
 TOTAL RETURN++                                                          (1.65)%    (10.29)%       16.91%     (8.85)%        8.19%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $57,773,303 $31,268,590  $34,368,631 $28,543,601  $29,451,833
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.79%       1.83%        1.86%       1.91%        2.13%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.65%       1.65%        1.65%       1.65%        1.65%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.74%       1.02%        1.07%       2.34%        2.34%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  21.11%      24.74%       23.99%      70.31%       10.07%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $8.82      $10.40        $9.03      $10.53       $10.00
  Income from Investment Operations:
   Net Investment Income                                                       -       0.04+        0.07*       0.14*        0.10+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.21)      (1.12)         1.39      (1.13)         0.63
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.21)      (1.08)         1.46      (0.99)         0.73
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    -      (0.01)       (0.08)      (0.13)       (0.20)
   Distributions from Realized Gains on Investments                            -      (0.49)       (0.01)      (0.38)            -
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       -      (0.50)       (0.09)      (0.51)       (0.20)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $8.61       $8.82       $10.40       $9.03       $10.53
====================================================================================================================================
 TOTAL RETURN++                                                          (2.38)%    (10.76)%       16.10%     (9.36)%        7.49%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $4,144,915  $4,083,975   $4,060,630  $2,718,073   $1,444,924
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.44%       2.48%        2.51%       2.56%        2.78%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               2.30%       2.30%        2.30%       2.30%        2.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.09%       0.37%        0.42%       1.69%        1.69%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  21.11%      24.74%       23.99%      70.31%       10.07%
====================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
 Common Stocks (cost $67,677,359)                                  $72,435,408
Money Market Investments (cost $2,997,078)                           2,997,078
-------------------------------------------------------------------------------
                                                                    75,432,486
-------------------------------------------------------------------------------
Cash                                                                   126,859
Dividends and Interest Receivable                                       54,494
Due from Sale of Fund Shares                                            38,547
Futures Variation Margin                                                16,225
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      75,668,611
-------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        75,341
Accrued Distribution Fees                                               24,881
Due to Investment Advisor                                               16,730
Accrued Administrative Fees                                              7,868
Due on Redemption of Fund Shares                                         1,439
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    126,259
-------------------------------------------------------------------------------
NET ASSETS                                                         $75,542,352
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 6,818,239 shares outstanding)                              $69,473,922
Undistributed Net Investment Income                                     10,409
Undistributed Accumulated Net
 Realized Gain on Investments                                        1,256,747
Net Unrealized Appreciation of:
 Investment Securities                                               4,758,049
 Index Futures Contracts                                                43,225
-------------------------------------------------------------------------------
NET ASSETS FOR 6,818,239
 SHARES OUTSTANDING                                                $75,542,352
===============================================================================
Per Share of Class A (Based on 6,066,276
 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $11.64
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $11.09
===============================================================================
Per Share of Class B (Based on 751,963
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $11.01
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Dividends                                                            $576,794
 Interest                                                              146,623
-------------------------------------------------------------------------------
  TOTAL INCOME                                                         723,417
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       239,899
 Shareholder Servicing Fees                                            149,937
 Distribution Fees:
  Class A                                                               53,432
  Class B                                                               49,069
 Transfer Agent Fees                                                    68,735
 Administrative Fees                                                    59,975
 Custodian Fees                                                         45,390
 Registration Fees                                                      30,924
 Audit Fees                                                             16,300
 Professional Fees                                                      16,077
 Shareholder Reporting Fees                                             14,240
 Directors Fees                                                          6,636
 Other Expenses                                                          2,529
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       753,143
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (138,756)
   Custodian Fees Paid Indirectly                                      (2,280)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   612,107
-------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 111,310
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                                 308,877
 Index Futures Contracts                                             1,084,540
-------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    1,393,417
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                                              7,867,277
  Index Futures Contracts                                              123,050
-------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   7,990,327
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              9,383,744
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $9,495,054
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                              INDEX 400 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                             $111,310          $194,164
  Net Realized Gain on Investments                 1,393,417         3,090,039
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    7,990,327       (6,496,374)
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     9,495,054       (3,212,171)
-------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                           (155,621)         (165,585)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                (384,663)       (4,441,840)
  Distributions to Class B Shareholders from
   Net Investment Income                                   -           (2,965)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                 (43,394)         (647,949)
-------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                 (583,678)       (5,258,339)
-------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,659,026
   and 417,547 Shares                             27,227,841         4,678,634
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (52,458 and 462,511 shares)                       538,742         4,591,421
  Payments for 115,270 and
   108,504 Shares Redeemed                       (1,108,470)       (1,177,859)
-------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (2,596,214 and 771,554 shares)               26,658,113         8,092,196
-------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 228,544 and
   183,607 Shares                                  2,336,471         2,064,395
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
   (4,108 and 64,615 shares)                          41,988           641,607
  Payments for 24,851 and 8,237 Shares Redeemed    (250,049)          (87,588)
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (207,801 and 239,985 shares)                  2,128,410         2,618,414
-------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                     37,697,899         2,240,100

NET ASSETS
 Beginning of Period                              37,844,453        35,604,353
-------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $10,409 AND $55,152,
  RESPECTIVELY)                                  $75,542,352       $37,844,453
-------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                                               CLASS A       CLASS A     CLASS A
                                                                                             -----------   ----------- -----------
                                                                                                                      For the Period
                                                                                               For the       For the     July 12,
                                                                                              Year Ended   Year Ended 1999+ through
                                                                                              March 31,     March 31,   March 31,
(For a share outstanding throughout the period)                                                  2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                                               $9.43      $11.86       $10.00
  Income from Investment Operations:
   Net Investment Income                                                                             0.01       0.07^        0.04*
   Net Realized and Unrealized Gains (Losses) on Investments                                         1.75      (0.89)         1.93
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                                                1.76      (0.82)         1.97
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                                        (0.03)      (0.06)       (0.05)
   Distributions from Realized Gains on Investments                                                (0.07)      (1.55)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                                           (0.10)      (1.61)       (0.11)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                                    $11.09       $9.43       $11.86
====================================================================================================================================
 TOTAL RETURN++                                                                                    18.65%     (7.61)%     19.81%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                                    $67,265,391 $32,728,623  $32,001,909
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                                      1.18%       1.34%       1.61%o
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                        0.95%       0.95%       0.95%o
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                                               0.26%       0.59%       0.55%o
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                                           28.82%      45.24%       35.40%
====================================================================================================================================


+ Fund commenced operations on July 12, 1999.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. **Reflects total return for the period; not annualized.
^ Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                               CLASS B       CLASS B     CLASS B
                                                                                             -----------   ----------- -----------
                                                                                                                      For the Period
                                                                                               For the       For the  July 12, 1999+
                                                                                              Year Ended   Year Ended    through
                                                                                              March 31,     March 31,   March 31,
(For a share outstanding throughout the period)                                                  2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                                               $9.40      $11.84       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                                             (0.01)     (0.01)^        0.00*
   Net Realized and Unrealized Gains (Losses) on Investments                                         1.69      (0.87)         1.93
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                                                1.68      (0.88)         1.93
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                                             -      (0.01)       (0.03)
   Distributions from Realized Gains on Investments                                                (0.07)      (1.55)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                                           (0.07)      (1.56)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                                                    $11.01       $9.40       $11.84
====================================================================================================================================
 TOTAL RETURN++                                                                                    17.88%     (8.13)%     19.38%**
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                                                     $8,276,961  $5,115,830   $3,602,444
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                                      1.83%       1.99%       2.24%o
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                                        1.60%       1.60%       1.60%o
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                                               (0.39)%     (0.06)%     (0.10)%o
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                                           28.82%      45.24%       35.40%
====================================================================================================================================


+ Fund commenced operations on July 12, 1999.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
o Computed on an annualized basis.
* Calculated prior to adjustment for certain book and tax income differences. **Reflects total return for the period; not annualized.
^ Calculated based on average shares outstanding.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $46,108,133)                                   $56,818,240
Money Market Investments (cost $10,185,922)                         10,185,922
-------------------------------------------------------------------------------
                                                                    67,004,162
-------------------------------------------------------------------------------
Cash                                                                   218,978
Due from Sale of Securities                                            118,049
Dividends and Interest Receivable                                       46,248
Futures Variation Margin                                                16,800
Due from Sale of Fund Shares                                             6,271
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      67,410,508
-------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,419,439
Due on Redemption of Fund Shares                                        85,131
Accrued Expenses                                                        54,666
Due to Investment Advisor                                               21,385
Accrued Distribution Fees                                               20,963
Accrued Administrative Fees                                              5,478
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  2,607,062
-------------------------------------------------------------------------------
NET ASSETS                                                         $64,803,446
===============================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,704,870 shares outstanding)                              $57,944,554
Undistributed Accumulated Net
 Realized Loss on Investments                                      (3,880,684)
Net Unrealized Appreciation of:
 Investment Securities                                              10,710,107
 Index Futures Contracts                                                29,469
-------------------------------------------------------------------------------
NET ASSETS FOR 4,704,870
 SHARES OUTSTANDING                                                $64,803,446
===============================================================================
Per Share of Class A (Based on
 4,229,900 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $14.49
===============================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $13.80
===============================================================================
Per Share of Class B (Based on 474,970
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $13.55
===============================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $1,163)                      $559,224
 Interest                                                              266,127
-------------------------------------------------------------------------------
  TOTAL INCOME                                                         825,351
-------------------------------------------------------------------------------
Expenses
 Management Fees                                                       462,841
 Shareholder Servicing Fees                                            154,281
 Transfer Agent Fees                                                   104,908
 Distribution Fees:
  Class A                                                               55,484
  Class B                                                               46,711
 Administrative Fees                                                    61,712
 Custodian Fees                                                         38,927
 Registration Fees                                                      25,049
 Audit Fees                                                             16,301
 Shareholder Reporting Fees                                             14,237
 Other Expenses                                                          6,758
 Directors Fees                                                          6,636
 Professional Fees                                                       6,077
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       999,922
-------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (156,582)
   Custodian Fees Paid Indirectly                                      (1,881)
-------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   841,459
-------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                  (16,108)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
 Investment Securities                                             (3,275,775)
 Index Futures Contracts                                             (420,911)
-------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
   FOR THE PERIOD                                                  (3,696,686)
-------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
 Investment Securities                                               2,953,982
 Index Futures Contracts                                               449,469
-------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
   OF INVESTMENTS FOR THE PERIOD                                     3,403,451
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (293,235)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $(309,343)
===============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                               GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income (Loss)                     $(16,108)           $74,444
  Net Realized Gain (Loss) on Investments        (3,696,686)         3,995,523
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    3,403,451      (18,968,359)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Operations                                    (309,343)      (14,898,392)
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                            (30,793)          (90,758)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        -       (4,886,289)
  Distributions to Class B Shareholders from
   Net Investment Income                                   -                 -
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        -         (511,814)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                  (30,793)       (5,488,861)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 515,395
   and 172,900 Shares                              6,616,266         3,059,440
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
   (2,238 and 304,832 shares)                         30,729         4,958,872
  Payments for 112,975 and 102,159
   Shares Redeemed                               (1,526,614)       (1,786,176)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (404,658 and 375,573 shares)                  5,120,381         6,232,136
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 116,817 and
   110,827 Shares                                  1,576,465         1,939,638
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (0 and 31,373 shares)                                   -           506,738
  Payments for 78,670 and 40,400
   Shares Redeemed                               (1,048,520)         (688,974)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (38,147 and 101,800 shares)                     527,945         1,757,402
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS           5,308,190      (12,397,715)

NET ASSETS
 Beginning of Period                              59,495,256        71,892,971
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF
  $0 AND $17,509, RESPECTIVELY)                  $64,803,446       $59,495,256
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $13.98      $19.01       $15.86      $14.10       $10.00
  Income from Investment Operations:
   Net Investment Income                                                       -       0.03+        0.05*        0.04        0.04+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.17)      (3.64)         4.27        2.52         4.41
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.17)      (3.61)         4.32        2.56         4.45
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.01)      (0.03)       (0.06)      (0.06)       (0.05)
   Distributions from Realized Gains on Investments                            -      (1.39)       (1.11)      (0.74)       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.01)      (1.42)       (1.17)      (0.80)       (0.35)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.80      $13.98       $19.01      $15.86       $14.10
====================================================================================================================================
 TOTAL RETURN++                                                          (1.23)%    (20.06)%       27.78%      18.36%       45.08%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $58,366,236 $53,463,138  $65,591,773 $49,045,112  $38,224,386
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.55%       1.48%        1.50%       1.57%        1.63%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.30%       1.30%        1.30%       1.30%        1.30%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.04%       0.17%        0.28%       0.42%        0.29%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  28.67%      28.75%       35.34%      32.00%       37.52%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                               GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $13.81      $18.81       $15.73      $14.03       $10.00
  Income from Investment Operations:
   Net Investment Loss                                                    (0.01)     (0.08)+      (0.05)*      (0.01)       (0.05)+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.25)      (3.61)         4.22        2.46         4.41
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.26)      (3.69)         4.17        2.45         4.36
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    -           -            -      (0.01)       (0.03)
   Distributions from Realized Gains on Investments                            -      (1.31)       (1.09)      (0.74)       (0.30)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       -      (1.31)       (1.09)      (0.75)       (0.33)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $13.55      $13.81       $18.81      $15.73       $14.03
====================================================================================================================================
 TOTAL RETURN++                                                          (1.88)%    (20.61)%       27.02%      17.66%       44.12%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $6,437,210  $6,032,118   $6,301,198  $3,516,193     $811,173
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.20%       2.13%        2.15%       2.22%        2.28%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.95%       1.95%        1.95%       1.95%        1.95%
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.61)%     (0.48)%      (0.37)%     (0.23)%      (0.36)%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  28.67%      28.75%       35.34%      32.00%       37.52%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $63,158,888)                                   $59,886,468
Money Market Investments (cost $1,898,733)                           1,898,733
--------------------------------------------------------------------------------
                                                                    61,785,201
--------------------------------------------------------------------------------
Cash                                                                   132,440
Dividends and Interest Receivable                                       89,659
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      62,007,300
--------------------------------------------------------------------------------
LIABILITIES
Accrued Expenses                                                        40,408
Due on Redemption of Fund Shares                                        20,428
Due to Investment Advisor                                               19,850
Accrued Distribution Fees                                               18,415
Accrued Administrative Fees                                              5,266
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    104,367
--------------------------------------------------------------------------------
NET ASSETS                                                         $61,902,933
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 6,511,858 shares outstanding)                              $68,286,327
Undistributed Net Investment Income                                      8,995
Undistributed Accumulated Net
 Realized Loss on Investments                                      (3,119,969)
Net Unrealized Depreciation of
 Investment Securities                                             (3,272,420)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,511,858
 SHARES OUTSTANDING                                                $61,902,933
================================================================================
Per Share of Class A (Based on
 5,949,873 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $9.99
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $9.52
================================================================================
Per Share of Class B (Based on 561,985
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $9.31
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $341)                        $732,261
 Interest                                                               45,997
--------------------------------------------------------------------------------
  TOTAL INCOME                                                         778,258
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       375,314
 Shareholder Servicing Fees                                            144,352
 Distribution Fees:
  Class A                                                               52,436
  Class B                                                               39,782
 Transfer Agent Fees                                                    83,993
 Administrative Fees                                                    57,741
 Registration Fees                                                      27,929
  Custodian Fees                                                        15,771
 Audit Fees                                                             16,801
 Shareholder Reporting Fees                                             14,236
 Directors Fees                                                          6,636
 Other Expenses                                                          6,288
 Professional Fees                                                       6,077
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       847,356
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (118,497)
   Custodian Fees Paid Indirectly                                      (2,840)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   726,019
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                  52,239
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                    (1,535,013)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                         422,988
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (1,112,025)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                        $(1,059,786)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income (Loss)                       $52,239          $(3,847)
  Net Realized Loss on Investments               (1,535,013)         (451,368)
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period      422,988      (11,280,090)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     from Operations                             (1,059,786)      (11,735,305)
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                            (45,321)         (108,610)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        -       (1,055,369)
  Distributions to Class B Shareholders from
   Net Investment Income                                   -                 -
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        -         (114,112)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                  (45,321)       (1,278,091)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 1,850,085 and
   124,382 Shares                                 18,083,900         1,400,198
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (4,633 and 107,143 shares)                         45,971         1,160,270
  Payments for 103,625 and 168,759
   Shares Redeemed                               (1,021,291)       (1,943,998)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (1,751,093 and 62,766 shares)                17,108,580           616,470
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 93,627 and 115,626 Shares    888,898         1,285,192
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (0 and 11,145 shares)                                   -           119,661
  Payments for 78,744 and 88,781 Shares Redeemed   (750,898)         (995,056)
--------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (14,883 and 37,990 shares)                      138,000           409,797
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS          16,141,473      (11,987,129)

NET ASSETS
 Beginning of Period                              45,761,460        57,748,589
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF $8,995 AND $0,
  RESPECTIVELY)                                  $61,902,933       $45,761,460
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $9.66      $12.45       $11.96      $12.44       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.01       0.01+        0.02*        0.01        0.04+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.14)      (2.51)         1.14        1.33         3.90
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.13)      (2.50)         1.16        1.34         3.94
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.01)      (0.03)            -      (0.04)       (0.06)
   Distributions from Realized Gains on Investments                            -      (0.26)       (0.67)      (1.78)       (1.44)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.01)      (0.29)       (0.67)      (1.82)       (1.50)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.52       $9.66       $12.45      $11.96       $12.44
====================================================================================================================================
 TOTAL RETURN++                                                          (1.37)%    (20.37)%        9.95%      11.09%       41.90%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $56,672,508 $40,566,183  $51,513,192 $45,619,789  $37,800,412
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.40%       1.41%        1.44%       1.52%        1.57%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.20%       1.20%        1.20%       1.20%        1.20%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.15%       0.07%        0.19%       0.20%        0.37%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  36.63%      45.44%       89.66%     156.92%      140.29%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $9.50      $12.25       $11.85      $12.37       $10.00
  Income from Investment Operations:
   Net Investment Income (Loss)                                                -     (0.07)+      (0.04)*      (0.03)       (0.03)+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.19)      (2.47)         1.11        1.28         3.88
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.19)      (2.54)         1.07        1.25         3.85
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    -           -            -           -       (0.04)
   Distributions from Realized Gains on Investments                            -      (0.21)       (0.67)      (1.77)       (1.44)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       -      (0.21)       (0.67)      (1.77)       (1.48)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.31       $9.50       $12.25      $11.85       $12.37
====================================================================================================================================
 TOTAL RETURN++                                                          (2.00)%    (20.89)%        9.28%      10.41%       40.96%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $5,230,425  $5,195,277   $6,235,397  $4,314,429   $1,529,206
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.05%       2.06%        2.10%       2.17%        2.22%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.85%       1.85%        1.85%       1.85%        1.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                      (0.50)%     (0.58)%      (0.46)%     (0.45)%      (0.28)%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  36.63%      45.44%       89.66%     156.92%      140.29%
====================================================================================================================================

+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Common Stocks (cost $86,314,494)                                   $85,265,950
Money Market Investments (cost $3,395,653)                           3,395,653
--------------------------------------------------------------------------------
                                                                    88,661,603
--------------------------------------------------------------------------------
Cash                                                                   227,012
Due from Sale of Fund Shares                                           151,470
Dividends and Interest Receivable                                       93,959
Due from Investment Advisor                                             16,017
Futures Variation Margin                                                12,600
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      89,162,661
--------------------------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                                       226,665
Accrued Distribution Fees                                               95,071
Accrued Expenses                                                        87,227
Accrued Administrative Fees                                              7,522
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    416,485
--------------------------------------------------------------------------------
NET ASSETS                                                         $88,746,176
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 6,287,099 shares outstanding)                              $91,051,044
Undistributed Net Investment Income                                     69,301
Undistributed Accumulated Net
 Realized Loss on Investments                                      (1,286,850)
Net Unrealized Depreciation of:
 Investment Securities                                             (1,048,544)
 Index Futures Contracts                                              (38,775)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,287,099
 SHARES OUTSTANDING                                                $88,746,176
================================================================================
Per Share of Class A (Based on
 4,172,814 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $14.88
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $14.17
================================================================================
Per Share of Class B (Based on 2,114,285
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $14.01
================================================================================
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $4,575)                    $1,106,971
 Interest                                                              121,377
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       1,228,348
--------------------------------------------------------------------------------
Expenses
 Distribution Fees:
  Class A                                                               56,643
  Class B                                                              216,594
 Management Fees                                                       256,566
 Shareholder Servicing Fees                                            213,805
 Transfer Agent Fees                                                   195,200
 Administrative Fees                                                    85,522
 Custodian Fees                                                         82,430
 Registration Fees                                                      25,622
 Audit Fees                                                             15,801
 Professional Fees                                                      15,772
 Shareholder Reporting Expenses                                         14,231
 Other Expenses                                                         11,884
 Directors Fees                                                          6,636
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,196,706
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (281,794)
   Custodian Fees Paid Indirectly                                      (1,929)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   912,983
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                 315,365
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
 Investment Securities                                               (137,287)
 Index Futures Contracts                                              (69,652)
--------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
   FOR THE PERIOD                                                    (206,939)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                              (791,289)
  Index Futures Contracts                                              166,800
--------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED DEPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   (624,489)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (831,428)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $(516,063)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                              INDEX 500 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                             $315,365          $483,674
  Net Realized Gain (Loss) on Investments          (206,939)         2,243,254
  Net Change in Unrealized Depreciation of
   Investments for the Period                      (624,489)      (25,513,007)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     from Operations                               (516,063)      (22,786,079)
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                           (326,169)         (479,724)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        -       (2,426,919)
  Distributions to Class B Shareholders from
   Net Investment Income                                   -          (40,185)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        -       (1,199,781)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                 (326,169)       (4,146,609)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 889,455
   and 1,082,833 Shares                           12,463,888        19,349,259
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (23,084 and 175,594 shares)                       325,732         2,888,157
  Payments for 549,830 and 893,587
   Shares Redeemed                               (7,806,022)      (15,897,649)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (362,709 and 364,840 shares)                  4,983,598         6,339,767
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 419,720 and
   393,542 Shares                                  5,923,158         6,882,805
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (0 and 74,380 shares)                                   -         1,210,006
  Payments for 240,010 and 194,914
   Shares Redeemed                               (3,355,427)       (3,380,531)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions
     (179,710 and 273,008 shares)                  2,567,731         4,712,280
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS           6,709,097      (15,880,641)

NET ASSETS
 Beginning of Period                              82,037,079        97,917,720
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF $69,301 AND $79,327,
  RESPECTIVELY)                                  $88,746,176       $82,037,079
--------------------------------------------------------------------------------
The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $14.33      $19.25       $16.80      $14.43       $10.00
  Income from Investment Operations:
   Net Investment Income (Loss)                                             0.08       0.13+        0.10*        0.10        0.13+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.16)      (4.26)         2.77        2.47         4.48
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.08)      (4.13)         2.87        2.57         4.61
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.08)      (0.13)       (0.13)      (0.06)       (0.11)
   Distributions from Realized Gains on Investments                            -      (0.66)       (0.29)      (0.14)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.08)      (0.79)       (0.42)      (0.20)       (0.18)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $14.17      $14.33       $19.25      $16.80       $14.43
====================================================================================================================================
 TOTAL RETURN++                                                          (0.55)%    (21.99)%       17.15%      17.88%       46.35%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $59,121,179 $54,600,926  $66,308,048 $70,034,287  $43,567,584
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.18%       1.10%        1.04%       1.15%        1.30%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               0.85%       0.85%        0.85%       0.85%        0.85%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      0.59%       0.73%        0.57%       0.88%        1.04%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                   1.93%      11.64%       19.61%       3.83%        2.47%
====================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002

                              INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $14.18      $19.02       $16.65      $14.35       $10.00
  Income from Investment Operations:
   Net Investment Income (Loss)                                                -       0.01+      (0.01)*        0.03        0.05+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.17)      (4.17)         2.72        2.43         4.47
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.17)      (4.16)         2.71        2.46         4.52
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                                    -      (0.02)       (0.05)      (0.02)       (0.10)
   Distributions from Realized Gains on Investments                            -      (0.66)       (0.29)      (0.14)       (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                       -      (0.68)       (0.34)      (0.16)       (0.17)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $14.01      $14.18       $19.02      $16.65       $14.35
====================================================================================================================================
 TOTAL RETURN++                                                          (1.20)%    (22.33)%       16.30%      17.17%       45.44%
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $29,624,997 $27,436,153  $31,609,672 $17,802,313   $4,246,552
====================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.83%       1.75%        1.72%       1.80%        1.95%
====================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.50%       1.50%        1.50%       1.50%        1.50%
====================================================================================================================================
 RATIO OF NET INVESTMENT INCOME (LOSS)TO
  AVERAGE NET ASSETS                                                     (0.06)%       0.08%      (0.08)%       0.23%        0.39%
====================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                   1.93%      11.64%       19.61%       3.83%        2.47%
====================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Domestic Common Stocks (cost $26,458,945)                          $31,035,018
Investment-Grade Bonds (cost $17,620,400)                           17,684,033
Money Market Investments (cost $11,084,183)                         11,084,183
Foreign Common Stock (cost $9,910,557)                              10,385,946
Below Investment-Grade Bonds (cost $7,460,972)                       7,274,215
Preferred Securities (cost $762,234)                                   587,463
--------------------------------------------------------------------------------
                                                                    78,050,858
--------------------------------------------------------------------------------
Cash                                                                   159,411
Due from Sale of Securities                                            686,680
Dividends and Interest Receivable                                      469,966
Due from Sale of Fund Shares                                           381,159
Futures Variation Margin                                                19,950
Due from Sale of Foreign Currency                                        2,206
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      79,770,230
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        2,309,901
Due on Redemption of Fund Shares                                       248,166
Accrued Distribution Fees                                               48,848
Accrued Expenses                                                        44,994
Due to Investment Advisor                                               16,108
Accrued Administrative Fees                                              6,466
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  2,674,483
--------------------------------------------------------------------------------
NET ASSETS                                                         $77,095,747
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 6,370,657 shares outstanding)                              $74,197,469
Undistributed Net Investment Income                                    366,008
Undistributed Accumulated Net
 Realized Loss on Investments                                      (2,274,486)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                                               4,753,567
 Futures Contracts                                                      54,270
 Foreign Currency Transactions                                         (1,081)
--------------------------------------------------------------------------------
NET ASSETS FOR 6,370,657
 SHARES OUTSTANDING                                                $77,095,747
================================================================================
Per Share of Class A (Based on
 5,105,392 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $12.75
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $12.14
================================================================================
Per Share of Class B (Based on 1,265,265
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $11.95
================================================================================
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Interest                                                           $2,256,897
 Dividends (less foreign dividend tax of $20,798)                      411,771
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       2,668,668
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       501,667
 Shareholder Servicing Fees                                            179,167
 Distribution Fees:
  Class A                                                               57,759
  Class B                                                              104,311
 Custodian Fees                                                         98,764
 Transfer Agent Fees                                                    83,822
 Administrative Fees                                                    71,667
 Registration Fees                                                      26,309
 Audit Fees                                                             16,801
 Other Expenses                                                         15,457
 Shareholder Reporting Fees                                             14,235
 Directors Fees                                                          6,636
 Professional Fees                                                       6,078
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                     1,182,673
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (124,369)
   Custodian Fees Paid Indirectly                                      (3,144)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                 1,055,160
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               1,613,508
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Loss on:
 Investment Securities                                             (1,728,198)
 Futures Contracts                                                   (356,414)
 Foreign Currency Transactions                                           (894)
--------------------------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
   FOR THE PERIOD                                                  (2,085,506)
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                                              1,247,979
  Futures Contracts                                                    629,520
  Foreign Currency Transactions                                            367
--------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED APPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   1,877,866
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (207,640)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $1,405,868
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                             ASSET ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net Investment Income                           $1,613,508        $1,920,100
  Net Realized Gain (Loss) on Investments        (2,085,506)         2,643,901
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    1,877,866      (10,038,818)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     1,405,868       (5,474,817)
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                         (1,472,804)       (1,558,262)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                  (2,271)       (5,175,260)
  Distributions to Class B Shareholders from
   Net Investment Income                           (281,037)         (281,634)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                    (566)       (1,180,642)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders               (1,756,678)       (8,195,798)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 786,952
   and 358,776 Shares                              9,607,124         4,945,886
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (122,021 and 508,658 shares)                    1,464,254         6,693,940
  Payments for 290,408 and
   158,603 Shares Redeemed                       (3,521,500)       (2,205,876)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (618,565 and 708,831 shares)                  7,549,878         9,433,950
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 275,186
   and 243,898 Shares                              3,300,011         3,421,489
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (22,808 and 108,064 shares)                       269,588         1,405,358
  Payments for 81,787 and 50,905
   Shares Redeemed                                 (972,467)         (724,942)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (216,207 and 301,057 shares)                  2,597,132         4,101,905
--------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS           9,796,200         (134,760)

NET ASSETS
 Beginning of Period                              67,299,547        67,434,307
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF $366,008 AND
  $492,856, RESPECTIVELY)                        $77,095,747       $67,299,547
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $12.19      $14.93       $12.49      $12.32       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.27       0.41+        0.39*        0.32        0.31+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.02)      (1.41)         3.41        0.46         2.50
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.25      (1.00)         3.80        0.78         2.81
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.30)      (0.40)       (0.37)      (0.31)       (0.24)
   Distributions from Realized Gains on Investments                            -      (1.34)       (0.99)      (0.30)       (0.25)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.30)      (1.74)       (1.36)      (0.61)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $12.14      $12.19       $14.93      $12.49       $12.32
===================================================================================================================================
 TOTAL RETURN++                                                            2.12%     (7.55)%       31.38%       6.41%       28.51%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $61,979,437 $54,684,610  $56,394,478 $40,249,915  $34,564,169
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.52%       1.47%        1.57%       1.62%        1.67%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.35%       1.35%        1.35%       1.35%        1.35%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      2.38%       2.90%        2.90%       2.89%        2.67%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  77.28%     130.37%      115.67%      79.71%       65.67%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $12.03      $14.76       $12.39      $12.26       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.20       0.32+        0.32*        0.24        0.23+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.05)      (1.39)         3.35        0.46         2.50
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.15      (1.07)         3.67        0.70         2.73
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.23)      (0.32)       (0.31)      (0.27)       (0.22)
   Distributions from Realized Gains on Investments                            -      (1.34)       (0.99)      (0.30)       (0.25)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.23)      (1.66)       (1.30)      (0.57)       (0.47)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $11.95      $12.03       $14.76      $12.39       $12.26
===================================================================================================================================
 TOTAL RETURN++                                                            1.30%     (8.10)%       30.47%       5.77%       27.69%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $15,116,310 $12,614,937  $11,039,829  $5,825,603   $1,569,081
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.17%       2.12%        2.22%       2.27%        2.32%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               2.00%       2.00%        2.00%       2.00%        2.00%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      1.73%       2.25%        2.25%       2.24%        2.02%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  77.28%     130.37%      115.67%      79.71%       65.67%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Bonds (cost $53,192,706)                                           $50,309,907
Preferred Stock (cost $3,813,137)                                    3,371,961
Money Market Investments (cost $1,698,462)                           1,698,462
Common Stock and Warrants (cost $309,891)                               75,778
--------------------------------------------------------------------------------
                                                                    55,456,108
--------------------------------------------------------------------------------
Cash                                                                   204,384
Dividends and Interest Receivable                                    1,350,444
Due from Sale of Securities                                          1,273,255
Due from Sale of Fund Shares                                            14,704
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      58,298,895
--------------------------------------------------------------------------------
LIABILITIES
Income Dividend Payable                                                465,670
Due on Purchase of Securities                                          401,794
Accrued Expenses                                                        39,000
Due to Investment Advisor                                               24,787
Accrued Distribution Fees                                               12,600
Accrued Administrative Fees                                              4,842
Due on Redemption of Fund Shares                                         1,071
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                    949,764
--------------------------------------------------------------------------------
NET ASSETS                                                         $57,349,131
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 8,449,673 shares outstanding)                              $75,019,870
Undistributed Net Investment Income                                     40,892
Undistributed Accumulated Net
 Realized Loss on Investments                                     (14,153,543)
Net Unrealized Depreciation of
 Investment Securities                                             (3,558,088)
--------------------------------------------------------------------------------
NET ASSETS FOR 8,449,673
 SHARES OUTSTANDING                                                $57,349,131
================================================================================
Per Share of Class A (Based on
 7,882,951 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $7.13
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $6.79
================================================================================
Per Share of Class B (Based on 566,722
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $6.78
================================================================================


STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Interest                                                           $5,535,868
 Dividends                                                             379,929
--------------------------------------------------------------------------------
  TOTAL INCOME                                                       5,915,797
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       404,952
 Shareholder Servicing Fees                                            134,984
 Distribution Fees:
  Class A                                                               50,324
  Class B                                                               27,521
 Transfer Agent Fees                                                    60,464
 Administrative Fees                                                    53,993
 Registration Fees                                                      29,085
 Custodian Fees                                                         17,915
 Audit Fees                                                             17,801
 Shareholder Reporting Fees                                             14,232
 Other Expenses                                                          8,590
 Directors Fees                                                          6,636
 Professional Fees                                                       6,078
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       832,575
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (106,677)
   Custodian Fees Paid Indirectly                                      (1,567)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   724,331
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               5,191,466
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
NET REALIZED LOSS ON INVESTMENTS
 FOR THE PERIOD                                                    (3,908,313)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                     (1,364,955)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                            (5,273,268)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                           $(81,802)
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                              HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                           $5,191,466        $4,032,740
  Net Realized Loss on Investments               (3,908,313)       (2,672,893)
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period  (1,364,955)           373,987
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      (81,802)         1,733,834
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                         (4,888,333)       (3,629,006)
  Distributions to Class B Shareholders from
   Net Investment Income                           (332,820)         (402,472)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from
     Distributions to Shareholders               (5,221,153)       (4,031,478)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,835,086
   and 255,846 Shares                             20,670,101         1,980,548
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (653,317 and 450,238 shares)                    4,592,698         3,433,595
  Payments for 551,492 and
   131,711 Shares Redeemed                       (3,884,943)       (1,004,872)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (2,936,911 and 574,373 shares)               21,377,856         4,409,271
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 82,499 and 64,708 Shares     571,160           497,908
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (36,646 and 41,903 shares)                        258,506           320,128
  Payments for 52,688 and
   189,093 Shares Redeemed                         (366,052)       (1,437,970)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net
     Assets Resulting from Class B Fund
     Share Transactions
     (66,457 and (82,482) shares)                    463,614         (619,934)
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                     16,538,515         1,491,693

NET ASSETS
 Beginning of Period                              40,810,616        39,318,923
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF $40,892 AND
  $68,441, RESPECTIVELY)                         $57,349,131       $40,810,616
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $7.49       $7.94        $8.77      $10.79       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.68       0.78+        0.85*        1.00        1.01+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.69)      (0.46)       (0.83)      (1.82)         1.19
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.01)        0.32         0.02      (0.82)         2.20
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.69)      (0.77)       (0.85)      (1.02)       (1.00)
   Distributions from Realized Gains on Investments                            -           -            -      (0.18)       (0.41)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.69)      (0.77)       (0.85)      (1.20)       (1.41)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $6.79       $7.49        $7.94       $8.77       $10.79
===================================================================================================================================
 TOTAL RETURN++                                                          (0.08)%       4.42%        0.12%     (7.87)%       22.95%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $53,505,726 $37,065,041  $34,696,895 $37,414,394  $32,811,316
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.50%       1.55%        1.60%       1.65%        1.66%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.30%       1.30%        1.30%       1.30%        1.30%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      9.66%      10.15%       10.05%      10.51%        9.30%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  86.85%     127.47%      193.63%     178.63%      178.61%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $7.49       $7.93        $8.76      $10.79       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.63       0.73+        0.80*        0.93        0.93+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                       (0.70)      (0.45)       (0.83)      (1.83)         1.20
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                     (0.07)        0.28       (0.03)      (0.90)         2.13
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.64)      (0.72)       (0.80)      (0.95)       (0.93)
   Distributions from Realized Gains on Investments                            -           -            -      (0.18)       (0.41)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.64)      (0.72)       (0.80)      (1.13)       (1.34)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $6.78       $7.49        $7.93       $8.76       $10.79
===================================================================================================================================
 TOTAL RETURN++                                                          (0.87)%       3.88%      (0.54)%     (8.48)%       22.09%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $3,843,405  $3,745,575   $4,622,028  $4,683,841   $1,360,925
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             2.15%       2.20%        2.25%       2.30%        2.31%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.95%       1.95%        1.95%       1.95%        1.95%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      9.01%       9.50%        9.40%       9.86%        8.65%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                  86.85%     127.47%      193.63%     178.63%      178.61%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
 Bonds (cost $57,721,257)                                          $58,646,436
--------------------------------------------------------------------------------
Cash                                                                 1,174,986
Dividends and Interest Receivable                                      686,470
Due from Sale of Fund Shares                                           415,676
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      60,923,568
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        1,864,235
Income Dividend Payable                                                207,106
Accrued Expenses                                                        36,474
Accrued Distribution Fees                                                7,379
Accrued Administrative Fees                                              4,995
Due to Investment Advisor                                                1,418
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  2,121,607
--------------------------------------------------------------------------------
NET ASSETS                                                         $58,801,961
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,602,062 shares outstanding)                              $57,708,934
Undistributed Net Investment Income                                     35,045
Undistributed Accumulated Net Realized
 Gain on Investments                                                   132,803
Net Unrealized Appreciation of
 Investment Securities                                                 925,179
--------------------------------------------------------------------------------
NET ASSETS FOR 5,602,062
 SHARES OUTSTANDING                                                $58,801,961
================================================================================
Per Share of Class A (Based on
 5,465,909 Shares Issued and Outstanding):
  OFFERING PRICE                                                        $11.02
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                  $10.50
================================================================================
Per Share of Class B (Based on 136,153
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                        $10.50
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Interest                                                           $2,769,323
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       166,593
 Shareholder Servicing Fees                                            138,828
 Distribution Fees:
  Class A                                                               54,315
  Class B                                                                9,118
 Administrative Fees                                                    55,531
 Transfer Agent Fees                                                    45,704
 Registration Fees                                                      28,903
 Audit Fees                                                             17,801
 Shareholder Reporting Fees                                             14,237
 Other Expenses                                                         10,519
 Custodian Fees                                                          9,755
 Directors Fees                                                          6,636
 Professional Fees                                                       6,080
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       564,020
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                  (83,923)
   Custodian Fees Paid Indirectly                                      (2,597)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   477,500
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               2,291,823
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                                 687,554
 Futures Contracts                                                      31,849
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                      719,403
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
 OF INVESTMENTS FOR THE PERIOD                                       (579,307)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                140,096
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $2,431,919
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                              MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                           $2,291,823        $1,595,515
  Net Realized Gain on Investments                   719,403           660,665
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    (579,307)         1,616,119
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                               2,431,919         3,872,299
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                    (2,248,405)       (1,566,433)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments         (1,087,153)          (76,901)
  Distributions to Class B Shareholders
   from Net Investment Income                       (42,366)          (33,244)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments            (24,296)           (1,846)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     from Distributions to Shareholders          (3,402,220)       (1,678,424)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 1,896,336
   and 44,916 Shares                              20,106,074           472,181
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
   (296,324 and 149,446 shares)                    3,157,726         1,537,553
  Payments for 210,205 and
   35,923 Shares Redeemed                        (2,222,319)         (367,359)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions
     (1,982,455 and 158,439 shares)               21,041,481         1,642,375
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 47,219 and 24,096 Shares     507,652           256,438
  Proceeds from Shares Issued on
    Reinvestment of Distributions Paid
   (3,348 and 1,517 shares)                           35,605            15,526
  Payments for 15,084 and 12,067 Shares Redeemed   (162,191)         (122,889)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
     (35,483 and 13,546 shares)                      381,066           149,075
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                     20,452,246         3,985,325

NET ASSETS
 Beginning of Period                              38,349,715        34,364,390
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF $35,045 AND
  $31,913, RESPECTIVELY)                         $58,801,961       $38,349,715
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $10.70      $10.07       $10.63      $10.55       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.44       0.46+        0.46*        0.42        0.46+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                         0.01        0.65       (0.49)        0.25         0.69
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.45        1.11       (0.03)        0.67         1.15
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.45)      (0.46)       (0.46)      (0.45)       (0.47)
   Distributions from Realized Gains on Investments                       (0.20)      (0.02)       (0.07)      (0.14)       (0.13)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.65)      (0.48)       (0.53)      (0.59)       (0.60)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $10.50      $10.70       $10.07      $10.63       $10.55
===================================================================================================================================
 TOTAL RETURN++                                                            4.26%      11.34%      (0.10)%       6.42%       11.73%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $57,372,945 $37,272,578  $33,486,954 $32,692,209  $28,172,205
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.00%       1.09%        1.14%       1.17%        1.24%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               0.85%       0.85%        0.85%       0.85%        0.85%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      4.14%       4.45%        4.55%       4.18%        4.38%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                 172.55%     140.65%      184.70%     344.11%      169.37%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                              MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                     $10.70      $10.07       $10.63      $10.55       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.37       0.39+        0.40*        0.36        0.38+
   Net Realized and Unrealized Gains (Losses)
     on Investments                                                            -        0.65       (0.49)        0.23         0.70
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.37        1.04       (0.09)        0.59         1.08
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.37)      (0.39)       (0.40)      (0.37)       (0.40)
   Distributions from Realized Gains on Investments                       (0.20)      (0.02)       (0.07)      (0.14)       (0.13)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.57)      (0.41)       (0.47)      (0.51)       (0.53)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                           $10.50      $10.70       $10.07      $10.63       $10.55
===================================================================================================================================
 TOTAL RETURN++                                                            3.58%      10.62%      (0.75)%       5.72%       10.93%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $1,429,016  $1,077,137     $877,436    $849,347     $472,387
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.65%       1.74%        1.78%       1.82%        1.89%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.50%       1.50%        1.50%       1.50%        1.50%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      3.49%       3.80%        3.90%       3.53%        3.73%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                 172.55%     140.65%      184.70%     344.11%      169.37%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002

ASSETS
Bonds (cost $64,527,100)                                           $62,566,507
Money Market Investments (cost $12,485,613)                         12,485,613
--------------------------------------------------------------------------------
                                                                    75,052,120
--------------------------------------------------------------------------------
Cash                                                                   164,860
Due from Sale of Securities                                          1,130,055
Dividends and Interest Receivable                                      613,442
Due from Sale of Fund Shares                                           394,537
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      77,355,014
--------------------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                                        8,341,185
Income Dividend Payable                                                258,322
Due on Redemption of Fund Shares                                        83,668
Accrued Expenses                                                        56,468
Accrued Distribution Fees                                               15,360
Accrued Administrative Fees                                              5,807
Due to Investment Advisor                                                3,170
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  8,763,980
--------------------------------------------------------------------------------
NET ASSETS                                                         $68,591,034
================================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 7,217,906 shares outstanding)                              $70,443,992
Undistributed Net Investment Income                                     37,403
 Undistributed Accumulated Net
 Realized Gain on Investments                                           70,232
Net Unrealized Depreciation of:
 Investment Securities                                             (1,960,593)
--------------------------------------------------------------------------------
NET ASSETS FOR 7,217,906
 SHARES OUTSTANDING                                                $68,591,034
================================================================================
Per Share of Class A (Based on 6,742,255
 Shares Issued and Outstanding):
  OFFERING PRICE                                                         $9.97
================================================================================
  NET ASSET VALUE AND REDEMPTION PRICE                                   $9.50
================================================================================
Per Share of Class B (Based on 475,651
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE                         $9.50
================================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2002

INVESTMENT INCOME
Income
 Interest                                                           $3,546,729
--------------------------------------------------------------------------------
Expenses
 Management Fees                                                       182,621
 Shareholder Servicing Fees                                            152,184
 Distribution Fees:
  Class A                                                               57,183
  Class B                                                               27,600
 Administrative Fees                                                    60,874
 Transfer Agent Fees                                                    59,931
 Custodian Fees                                                         33,547
 Registration Fees                                                      29,993
 Audit Fees                                                             16,302
 Shareholder Reporting Fees                                             14,243
 Other Expenses                                                          8,352
 Directors Fees                                                          6,636
 Professional Fees                                                       6,079
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                       655,545
--------------------------------------------------------------------------------
  Less:
   Expenses Reimbursed by Affiliates                                 (113,365)
   Custodian Fees Paid Indirectly                                      (3,515)
--------------------------------------------------------------------------------
  TOTAL NET EXPENSES                                                   538,665
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               3,008,064
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES
Net Realized Gain on:
 Investment Securities                                                 437,481
 Futures Contracts                                                     820,795
--------------------------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
   FOR THE PERIOD                                                    1,258,276
--------------------------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                                              (869,789)
  Futures Contracts                                                     11,250
--------------------------------------------------------------------------------
   NET CHANGE IN UNREALIZED DEPRECIATION
     OF INVESTMENTS FOR THE PERIOD                                   (858,539)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                399,737
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                          $3,407,801
================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002
                                SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                   For the           For the
                                                  Year Ended       Year Ended
                                                March 31, 2002   March 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                           $3,008,064        $2,527,935
  Net Realized Gain on Investments                 1,258,276         1,092,777
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    (858,539)         1,364,168
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Operations                               3,407,801         4,984,880
--------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders
   from Net Investment Income                    (2,879,985)       (2,381,717)
  Distributions to Class A Shareholders
   from Net Realized Gain on Investments         (1,522,263)                 -
  Distributions to Class B Shareholders
   from Net Investment Income                      (161,602)         (145,445)
  Distributions to Class B Shareholders
   from Net Realized Gain on Investments            (95,426)                 -
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
     from Distributions to Shareholders          (4,659,276)       (2,527,162)
--------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,272,714
   and 603,432 Shares                             21,942,311         5,624,595
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (452,911 and 248,944 shares)                    4,374,136         2,305,535
  Payments for 258,252 and
   126,858 Shares Redeemed                       (2,509,839)       (1,195,926)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Class A Fund Share Transactions
     (2,467,373 and 725,518 shares)               23,806,608         6,734,204
--------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 175,591
   and 127,527 Shares                              1,704,332         1,200,951
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
   (23,355 and 14,098 shares)                        225,188           130,249
  Payments for 49,003 and 65,488 Shares Redeemed   (477,103)         (605,612)
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     from Class B Fund Share Transactions
     (149,943 and 76,137 shares)                   1,452,417           725,588
--------------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                     24,007,550         9,917,510

NET ASSETS
 Beginning of Period                              44,583,484        34,665,974
--------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET
  INVESTMENT INCOME OF $37,403 AND $6,759,
  RESPECTIVELY)                                  $68,591,034       $44,583,484
--------------------------------------------------------------------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

FINANCIAL HIGHLIGHTS

                                                                       CLASS A      CLASS A     CLASS A      CLASS A     CLASS A
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $9.69       $9.13        $9.66       $9.98       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.49       0.61+        0.68*        0.61        0.71+
     Net Realized and Unrealized Gains (Losses)
     on Investments                                                         0.05        0.56       (0.47)      (0.16)         0.46
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.54        1.17         0.21        0.45         1.17
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.49)      (0.61)       (0.63)      (0.68)       (0.71)
   Distributions from Realized Gains on Investments                       (0.24)           -       (0.11)      (0.09)       (0.48)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.73)      (0.61)       (0.74)      (0.77)       (1.19)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.50       $9.69        $9.13       $9.66        $9.98
===================================================================================================================================
 TOTAL RETURN++                                                            5.76%      13.32%        2.26%       4.60%       12.11%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                           $64,073,225 $41,428,580  $32,388,650 $31,478,811  $28,617,421
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.04%       1.14%        1.26%       1.26%        1.29%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               0.85%       0.85%        0.85%       0.85%        0.85%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      4.97%       6.57%        6.70%       7.03%        6.93%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                 129.22%     187.60%       92.12%     252.44%      362.32%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2002


                                SELECT BOND FUND


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                       CLASS B      CLASS B     CLASS B      CLASS B     CLASS B
                                                                       For the      For the     For the      For the     For the
                                                                      Year Ended  Year Ended   Year Ended  Year Ended   Year Ended
                                                                      March 31,    March 31,   March 31,    March 31,   March 31,
(For a share outstanding throughout the period)                          2002        2001         2000        1999         1998
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
 Net Asset Value, Beginning of Period                                      $9.69       $9.12        $9.66       $9.98       $10.00
  Income from Investment Operations:
   Net Investment Income                                                    0.43       0.55+        0.60*        0.56        0.66+
     Net Realized and Unrealized Gains (Losses)
     on Investments                                                         0.05        0.57       (0.46)      (0.18)         0.44
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                                       0.48        1.12         0.14        0.38         1.10
------------------------------------------------------------------------------------------------------------------------------------
  Less Distributions:
   Distributions from Net Investment Income                               (0.43)      (0.55)       (0.57)      (0.61)       (0.64)
   Distributions from Realized Gains on Investments                       (0.24)           -       (0.11)      (0.09)       (0.48)
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                                  (0.67)      (0.55)       (0.68)      (0.70)       (1.12)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                                            $9.50       $9.69        $9.12       $9.66        $9.98
===================================================================================================================================
 TOTAL RETURN++                                                            5.08%      12.71%        1.49%       3.91%       11.34%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD                                            $4,517,809  $3,154,904   $2,277,324  $2,425,059     $643,332
===================================================================================================================================
 RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                             1.69%       1.78%        1.90%       1.91%        1.94%
===================================================================================================================================
 RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                               1.50%       1.50%        1.50%       1.50%        1.50%
===================================================================================================================================
 RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      4.32%       5.92%        6.05%       6.38%        6.28%
===================================================================================================================================
 PORTFOLIO TURNOVER RATE                                                 129.22%     187.60%       92.12%     252.44%      362.32%
===================================================================================================================================


+ Calculated based on average shares outstanding.
++Total return includes deductions for management and other Fund expenses;
  excludes deductions for sales loads and contingent deferred sales charges. Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
* Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

NOTES TO FINANCIAL STATEMENTS

------
NOTE 1
------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/R consist of the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Asset Allocation, High Yield Bond, Municipal Bond, and the Select Bond Funds, collectively known as "the Funds." All Funds commenced operations on March 31, 1997, except the Small Cap Growth Stock and the Index 400 Stock Funds, which commenced operations on July 12, 1999.

Each Fund is diversified and offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with contingent deferred sales charge of 5.0% to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

As of March 31, 2002, Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its affiliates owns the following percentages of each Fund:

                                                                    Percentage
Fund                                                               of Ownership
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                             47%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                            66%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                               85%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                    79%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                       74%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                            82%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                    25%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                   55%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                    84%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                     91%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                        73%
--------------------------------------------------------------------------------

------
NOTE 2
------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies are summarized in the following Notes.

------
NOTE 3
------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Stocks listed on a national or foreign stock exchange are generally valued at the final sale price, or final bid price in absence of a sale. Stocks that are not listed on a national or foreign stock exchange are generally valued at the closing bid price on the over-the-counter market. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

------
NOTE 4
------
Certain of the Funds may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Funds purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risk may arise from changes in market value of underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Funds do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

                                                        MARCH 31, 2002

------
NOTE 5
------
The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Municipal Bond, and the Select Bond Funds invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

------
NOTE 6
------
Income, expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock and Asset Allocation Funds. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds.

For the High Yield Bond, Municipal Bond and Select Bond Funds, income and expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly.

Capital gain dividends are declared and distributed annually.

--------------------------------------------------------------------------------

------
NOTE 7
------
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. For financial statement purposes, securities transactions are accounted for on trade date.

The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2002, transactions in securities other than money market investments were:

                                    Purchases              Sales/Maturities
                             ------------------------  ------------------------
                           U.S. Government           U.S. Government
                              Securities     Other      Securities     Other
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND            -   $9,574,602            -  $7,186,789
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND           -   51,899,237            -  43,189,738
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND              -   37,497,359            -  11,437,807
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                   -   45,523,840            -  15,778,489
--------------------------------------------------------------------------------
GROWTH STOCK FUND                      -   18,510,199            -  15,065,547
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND           -   37,105,790            -  20,197,686
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                   -    9,641,637            -   1,574,587
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND        $10,105,958   49,020,150  $13,991,926  32,438,969
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                   -   64,305,840            -  44,006,188
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                    -  106,740,446            -  91,031,401
--------------------------------------------------------------------------------
SELECT BOND FUND              42,979,071   53,880,275   38,254,902  32,359,529
--------------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

------
NOTE 8
------
Until December 31, 2001, Northwestern Mutual Investment Services, LLC ("NMIS") (a wholly-owned company of Northwestern Mutual) served as investment advisor to each of the Funds, with certain of the Funds also being served by a subadviser. Effective January 1, 2002, Mason Street Advisers, LLC ("MSA") (a wholly-owned company of Northwestern Mutual) became the investment advisor to each of the Funds. Each Fund pays MSA a fee for investment advisory services at an annual rate based on average daily net assets of the Fund according to the following schedule:

Fund                                                                     Fee
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                             0.85%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                            0.75%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                               0.85%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                    0.40%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                       0.75%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                            0.65%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                    0.30%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                   0.70%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                    0.75%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                     0.30%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                        0.30%
--------------------------------------------------------------------------------

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, MSA pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined assets in excess of $400 million. Of the amounts received from the International Equity Fund, MSA pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual, NMIS, and MSA. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which they pay a 0.35% and a 1.00% annual fee for Class A and Class B shares, respectively, calculated based on daily net assets.

Effective April 1, 2002, NMIS will replace Baird as the Distributor of the
Funds.

The 0.35% fee for Class A shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird. The 1.00% fee for Class B shares is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird and a 0.65% distribution fee paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $508,745 of dealer allowances, Northwestern Mutual received $99,495 of underwriting concessions from Class A sales charges and Northwestern Mutual received $156,934 of contingent deferred sales charges from Class B shares for the year ended March 31, 2002.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

MSA and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004, to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                              Class A             Class B
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                        1.40%               2.05%
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                       1.30%               1.95%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                          1.65%               2.30%
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                               0.95%               1.60%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                  1.30%               1.95%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                       1.20%               1.85%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                               0.85%               1.50%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                              1.35%               2.00%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                               1.30%               1.95%
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                0.85%               1.50%
--------------------------------------------------------------------------------
SELECT BOND FUND                                   0.85%               1.50%
--------------------------------------------------------------------------------

                                                        MARCH 31, 2002

NMIS, MSA and affiliates have waived the following fees for the year ended March 31, 2002:

                                              Distribution Fees
Fund                                Class A    Class B    Other        Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             $1      $19      $154,165     $154,185
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND             2        -       183,908      183,910
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                -        -        75,027       75,027
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                   618        -       138,138      138,756
--------------------------------------------------------------------------------
GROWTH STOCK FUND                      134        -       156,448      156,582
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND           510        -       117,987      118,497
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                   271        -       281,523      281,794
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                    -       17       124,352      124,369
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                   152        -       106,525      106,677
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                      -        3        83,920       83,923
--------------------------------------------------------------------------------
SELECT BOND FUND                       526        -       112,839      113,365
--------------------------------------------------------------------------------
TOTAL                               $2,214      $39    $1,534,832   $1,537,085
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $576, $18,582, and $114, respectively, during the year ended March 31, 2002.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

--------------------------------------------------------------------------------

------
NOTE 9
------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due primarily to deferred losses.

It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

                      M A S O N   S T R E E T   F U N D S

-------
NOTE 10
-------
When applicable, each of the Funds made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the year ended March 31, 2002 was as follows:

                             Distributions Paid From:
                           ----------------------------
                               Ordinary     Long-term
Fund                            Income     Capital Gain               Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND            -            -                      -
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND           -   $6,006,534             $6,006,534
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND       $271,454            -                271,454
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND             222,505      361,173                583,678
--------------------------------------------------------------------------------
GROWTH STOCK FUND                 30,793            -                 30,793
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND      45,321            -                 45,321
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND             326,169            -                326,169
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND          1,753,837        2,841              1,756,678
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND           5,221,153            -              5,221,153
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND            3,220,195      182,025              3,402,220
--------------------------------------------------------------------------------
SELECT BOND FUND               4,659,276            -              4,659,276
--------------------------------------------------------------------------------
As of March 31, 2002, the components of the distributable earnings on a tax basis were as follows:

                                         Undistributed
                           Undistributed   Long-term    Unrealized
                              Ordinary       Gains     Appreciation
Fund                           Income       (Losses) (Depreciation)*   Total
--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND           -    $(393,024)  $1,797,644   $1,404,620
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND          -   (2,386,891)   1,575,900    (810,991)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND       $46,714   (2,422,473) (3,169,759)  (5,545,518)
--------------------------------------------------------------------------------
INDEX 400 STOCK FUND            550,147     1,087,826   4,430,457    6,068,430
--------------------------------------------------------------------------------
GROWTH STOCK FUND                     -   (3,734,652)  10,593,544    6,858,892
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND      8,995   (1,201,397) (5,190,992)  (6,383,394)
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND             69,156   (1,057,532) (1,316,492)  (2,304,868)
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND           367,334   (1,946,380)   4,477,324    2,898,278
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND             75,358  (13,235,234) (4,510,863) (17,670,739)
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND             329,504             -     763,523    1,093,027
--------------------------------------------------------------------------------
SELECT BOND FUND                490,487             - (2,343,445)  (1,852,958)
--------------------------------------------------------------------------------

*Differs from disclosures on Schedules of Investments due primarily to timing of recognition of certain gains and losses for tax purposes.

                                                        MARCH 31, 2002

After October 31, 2001, the following Funds had net realized capital losses in the following amounts:

--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                        $4,668,013
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                              999,033
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                      114,456
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                         1,285,244
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                   890,123
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                     84,668
--------------------------------------------------------------------------------

These amounts are deferred and deemed to have occurred in the next fiscal year for tax purposes.

The High Yield Bond Fund has a net realized capital loss carryover of $13,235,234, of which $3,013,759 expires in 2010, $5,757,929 expires in 2009,
$3,822,792 expires in 2008, and $640,754 expires in 2007. Certain Funds also had net realized capital loss carryovers that will expire in 2010 as follows:

--------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                           $393,024
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                         2,386,891
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                            2,422,473
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                    3,734,652
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                         1,201,397
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                 1,057,532
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                1,946,380
--------------------------------------------------------------------------------

These amounts will be carried forward to offset future net realized capital gains.

--------------------------------
DIRECTOR INFORMATION (UNAUDITED)
--------------------------------
The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below. Each director will serve until that person's successor is elected and qualified.



INDEPENDENT DIRECTORS                                                              Number of Portfolios
                                                                 Length of         in Fund Complex            Other Directorships
Name, Age and Address              Position                      Time Served       Overseen by Director       Held
------------------------------------------------------------------------------------------------------------------------------------
William J. Blake (69)              Director                      Since 1988        26                         None
731 North Jackson St.
Milwaukee, WI 53202

Principal Occupation During Past 5 Years: Chairman, Blake Investment Corp. (real estate investments and venture capital)
------------------------------------------------------------------------------------------------------------------------------------
William A. McIntosh (63)           Director                      Since 1997        26                         MGIC Investment
525 Sheridan Road                                                                                             Corporation
Kenilworth, IL 60043

Principal Occupation During Past 5 Years: Retired Division Head, U.S. Fixed Income of Salomon Brothers (investment securities)
------------------------------------------------------------------------------------------------------------------------------------
Martin F. Stein (65)               Director                      Since 1995        26                         Koss Corporation
1800 East Capitol Drive
Milwaukee, WI 53211

Principal Occupation During Past 5 Years; Founder of Stein Optical (retail sales of eyewear)
------------------------------------------------------------------------------------------------------------------------------------

OTHER DIRECTORS                                                                    Number of Portfolios
                                                                 Length of         in Fund Complex            Other Directorships
Name, Age and Address              Position                      Time Served       Overseen by Director       Held
------------------------------------------------------------------------------------------------------------------------------------
Stephen N. Graff (67)              Director                      Since 1995        26                         Regal-Beloit
805 Lone Tree Road                                                                                            Corporation
Elm Grove, WI 53122                                                                                           Trustee of
                                                                                                              Northwestern Mutual

Principal Occupation During Past 5 Years: Retired Partner, Arthur Andersen LLP (public accountants)
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Zore (56)                President and Director        Since 2000        26                         Manpower, Inc.
720 East Wisconsin Avenue                                                                                     Trustee of
Milwaukee, WI 53202                                                                                           Northwestern Mutual

Principal Occupation During Past 5 Years:
President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice
President
------------------------------------------------------------------------------------------------------------------------------------


                      M A S O N   S T R E E T   F U N D S

-------------------------
DISTRIBUTIONS (UNAUDITED)
-------------------------
Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                        1%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                           1%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                        1%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      14%
--------------------------------------------------------------------------------
SELECT BOND FUND                                                           24%
--------------------------------------------------------------------------------

For the fiscal year ended March 31, 2002, the Municipal Bond Fund designates 97.5% of its income distributions as exempt interest dividends.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2002.

--------------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                       65%
--------------------------------------------------------------------------------
GROWTH STOCK FUND                                                          16%
--------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                              100%
--------------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                      100%
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                      14%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                        7%
--------------------------------------------------------------------------------

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the year ended March 31, 2002, the amount was $117,166. In addition, for the year ended March 31, 2002, net income derived from sources within foreign countries amounted to $384,937 for the International Equity Fund.

This data is informational only. Every year in January, shareholders are sent information to facilitate the preparation of their income tax returns.


                                                        MARCH 31, 2002

REPORT OF INDEPENDENT ACCOUNTANTS




       To the Shareholders and Board of Directors of Mason Street Funds/R, Inc.

       In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds/R, Inc., hereafter referred to as the "Funds") at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
       /s/ PricewaterhouseCoopers LLP


       Milwaukee, Wisconsin
       May 2, 2002


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                      M A S O N   S T R E E T   F U N D S

DIRECTORS AND OFFICERS

----------
DIRECTORS
----------
EDWARD J. ZORE
President and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago

OFFICERS
EDWARD J. ZORE
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

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This brochure is authorized for distribution only when preceded or accompanied by a current Prospectus for Mason Street Funds. The Prospectus contains more complete information about sales charges, fees and expenses. You should read it carefully before you invest. Shares of Mason Street Funds will fluctuate with market conditions and the value of your investment may be more or less than its cost.

"Standard & Poor's," "S&P," "S&P 500," "S&P 500 Index," "Standard & Poor's 500 Index," "S&P MidCap 400 Index" and "Standard & Poor's Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Funds.

Northwestern Mutual Investment Services, Distributor.

                                                           MASON STREET FUNDS(R)
                                                                P.O. Box 219419
                                                     Kansas City, MO 64121-9419
                                                 1-888-MASONST (1-888-627-6678)
                                                       www.masonstreetfunds.com

                                                                        94-1002
                                                             11/97 (Rev. 05/02)

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